UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

December 31, 2018

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Fund

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Table of Contents

2–3	Letter from the President

4–58	Fund Summaries

60–62	Important Information

63–64	Benchmark Descriptions

65–90	Schedules of Investments

92–99	Statements of Assets and Liabilities

100–103	Statements of Operations

104–109	Statements of Changes in Net Assets

110–137	Financial Highlights

138–163	Notes to Financial Statements

164	Changes to the Board of Trustees

165–166	Privacy Policy

167–171	Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent a fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the funds are not guaranteed at any time. Please refer to the applicable fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The economic expansion continued at a solid pace during the six-month fiscal reporting period ended December 31, 2018. In contrast, economic growth overseas moderated. Due to a sharp decline in the fourth quarter of 2018, both US and international equities generated weak results. The overall US bond market posted a modest gain during the reporting period.

The Six-Month Fiscal Period in Review

For the six-month period ended December 31, 2018, US stocks returned -6.85%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced weak results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning -11.35% and the MSCI World Index returning -9.10%. Elsewhere, the MSCI Emerging Markets Index returned -8.49% in dollar-denominated terms. With respect to bonds, the Bloomberg Barclays US Credit Index returned 0.90% and the Bloomberg Barclays Global High Yield Index returned -1.57%. The Bloomberg Barclays US Government Bond Index returned -1.41%, while the broader bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned 1.65%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 4.2% annualized pace during the second quarter of 2018 — the best reading since the third quarter of 2014. GDP grew at an annual pace of 3.4% during the third quarter of 2018. The Commerce Department’s initial GDP growth estimate for the fourth quarter of 2018 was delayed due to the partial government shutdown.

After raising interest rates twice during the first half of 2018, the US Federal Reserve (the “Fed”) again raised rates at its meetings in September and December 2018. The last hike pushed the federal funds rate to a range between 2.25% and 2.50%. The Fed currently anticipates making two additional rate hikes in 2019, but this may change based on incoming economic data.

Economic growth outside the US decelerated during the reporting period. Unlike the Fed, the European Central Bank (“ECB”) and the Bank of Japan largely maintained their accommodative monetary policies. While the ECB concluded its bond buying program at the end of the 2018, it stated that it does not anticipate raising interest rates “at least through the summer of 2019.” Elsewhere, in August 2018, the Bank of England raised rates from 0.50% to 0.75%, but then remained on hold through the remainder of the year.

2	December 31, 2018 |	Semiannual Report

Outlook

In our view, higher interest rates in the US — and less quantitative easing from the Fed and ECB — will likely reduce liquidity and create higher market volatility for investors in 2019. Because navigating the markets successfully may take greater skill, we believe investors should consider actively selecting where to invest, rather than passively accept market returns – understanding there is no guarantee that any type of strategy will outperform its relevant benchmark or the broader market.

The global economy — which has been doing fairly well — is likely to become even less synchronized and more fragmented. This would continue a trend that began in earnest in 2018, as market returns turned negative. We believe that trade tensions and political uncertainty may be primary drags on performance, while high oil prices and tight labor markets in the US, UK, Germany and Japan could heighten fears of rising rates and inflation.

In recent years, investors have been able to follow the herd as markets have risen, but we feel that continuing that approach now could destroy value rather than create it. As we enter into a period of lower cross-asset correlations, higher volatility and lower returns — particularly for equities — active asset allocation and active security selection is likely to become increasingly important, in our opinion.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| December 31, 2018 |	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2018 through December 31, 2018, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned -11.58%, underperforming the MSCI Emerging Markets Index (the “benchmark”) which returned -8.49%.

Market Overview

Emerging market equities were negatively impacted by apprehension over a global trade war between the US and China, mounting geopolitical tensions in Russia and concerns of rising inflation expectations, which could lead the US Federal Reserve to accelerate rate hikes. Emerging market currencies broadly declined as a result of a moderation in asset class sentiment and earnings estimates were subsequently lowered. These headwinds were present during the majority of the reporting period, with July and November the only positive performance months to counteract this trend.

Country results were mostly lower with 16 of 24 benchmark countries posting declines. Performance was led to the upside by Qatar, which posted strong gains due in part to demand for oil and gas. Brazil outperformed as investors reacted positively to the election of the country’s new president, which led to an advance in the Brazilian real. Meanwhile, Greece was cut nearly in one-third as investors weighed the risk-reward tradeoff following the country’s exit from its bailout program. Pakistan, Colombia and Turkey were also down significantly due to macroeconomic headwinds in each country.

Sector results were mostly lower with nine out of 11 sectors in the benchmark posting declines. Energy was the top performer thanks to robust oil and gas demand globally, followed by a modest gain in financials. Meanwhile, health care, consumer discretionary and information technology sectors each posted double-digit losses for the period due to a moderation in local consumer-related demand.

Portfolio Review

The Fund seeks to deliver outperformance over time by investing in emerging-market companies that are benefiting from change not yet fully reflected in the market. The investment team believes that investor behavioral biases contribute to market inefficiencies, which can be exploited through a transparent and repeatable investment process.

During the six-month period, the Fund trailed the benchmark due to stock selection. From a sector standpoint, a relative underweight allocation to health care contributed to results as did bottom-up selections in information technology and communication services sectors. Meanwhile, stock picking in materials was the primary source of underperformance. Financials and consumer discretionary sectors detracted more modestly. From a country standpoint, a relative overweight allocation and stock picking within Russia aided returns as did stock selection in China and overweight allocation to India. Conversely, negative stock selection in South Korea offset results as did an underweight allocation and more conservative stock picking in Brazil.

Outlook

Our belief is that emerging market equities may be bottoming as headwinds over tariffs, deleveraging in China and currency weakness are likely subsiding. There appears to be willingness on both the US and China to come to a trade truce, and timing is particularly important post US midterm elections where President Trump has the potential to relax his protectionist stance. While recent deleveraging in China has resulted in slowing near-term growth, longer-term we believe this will be beneficial for the asset class as the quality of future growth should be more sustainable. The US dollar has been very strong relative to emerging market currencies in 2018 due in part to tax cuts and repatriation of foreign capital back to the US, which in our view, the emerging market currencies are rebounding. Valuations remain low and significant when compared to recent history. We believe earnings growth will follow projections and remain at a healthy high single-digit level for the calendar year.

4	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	–11.58%	–16.91%	0.87%	7.38%	8.11%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	–16.45%	–21.48%	–0.27%	6.78%	7.70%
AllianzGI Emerging Markets Opportunities Fund Class C	–11.92%	–17.53%	0.12%	6.58%	7.30%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	–12.80%	–18.36%	0.12%	6.58%	7.30%
AllianzGI Emerging Markets Opportunities Fund Class P	–11.48%	–16.71%	1.12%	7.65%	8.41%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	–11.42%	–16.62%	1.22%	7.78%	8.53%
AllianzGI Emerging Markets Opportunities Fund Class R6	–11.42%	–16.58%	1.27%	7.84%	8.58%
MSCI Emerging Markets Index	–8.49%	–14.58%	1.65%	8.02%	8.20%
Lipper Emerging Markets Funds Average	–9.92%	–16.27%	0.37%	7.53%	7.57%

* Cumulative return

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares, 1.26% for Institutional Class and 1.21% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of these reductions and waivers are 1.26% for Class A shares, 2.01% for Class C shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 0.86% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2018)

China	29.9%

India	13.0%

Korea (Republic of)	12.4%

Taiwan	8.9%

Russian Federation	7.1%

Brazil	6.1%

Peru	3.8%

Hong Kong	3.4%

Other	13.0%

Cash & Equivalents — Net	2.4%

Semiannual Report	| December 31, 2018	5

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$884.20	$880.80	$885.20	$885.80	$885.80

Expenses Paid During Period	$5.98	$9.53	$4.80	$4.33	$4.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,018.85	$1,015.07	$1,020.11	$1,020.62	$1,020.87

Expenses Paid During Period	$6.41	$10.21	$5.14	$4.63	$4.38

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.01% for Class P, 0.91% for Institutional Class and 0.86% for R6 Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	7

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2018 through December 31, 2018, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned -12.29%, underperforming the Russell 1000 Growth Index (the “benchmark”), which returned -8.17%.

Market Overview

US equities ratcheted steadily higher over the third quarter, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. The S&P 500 index touched its lowest level since September 2017, while both the tech-heavy NASDAQ index and the small-cap Russell 2000 index entered official bear markets. A sudden rise in bond yields provided the catalyst for the initial downward movement in October. The sell-off intensified as worries over impact of higher tariffs and the outlook for global growth added to concerns. Politics also unsettled investors, with a US government shutdown and continued uncertainty over Brexit.

Portfolio Review

The Fund’s higher growth tilt relative to its benchmark hurt relative performance as investors rushed to defensive sectors amid the market sell-off.

Within the technology sector, our overweight position in semiconductor holdings NVIDIA Corp. and Applied Materials, Inc. underperformed as investors grew concerned about future growth amid rising inventories and trade issues with China. Our position in financial services company SVB Financial Group also underperformed, mostly due to its lending exposure to technology companies amid the deep sell-off. Other detractors included overweight positions in Floor & Décor Holdings, Inc. and United Rentals, Inc.

On the positive side, stock selection in the health care sector contributed to relative returns. Anthem, Inc. and UnitedHealth Group, Inc. were the largest contributors within the sector as they have delivered positive business results mostly due to the ongoing company initiatives in value based health care and cost savings. Within consumer discretionary, Burlington Stores, Inc. has consistently delivered strong results in off price retail. Other contributors included an overweight position in Agilent Technologies, Inc. and not owning Netflix, Inc.

We believe the portfolio holdings have attractive long-term growth prospects, and we remain comfortable with our overall positioning, despite short-term periods of volatility.

From a sector allocation perspective, an overweight position in health care and an underweight position in communication services helped relative performance. Conversely, an overweight position in technology and an underweight position in consumer staples hurt relative performance.

Outlook

We are assuming ongoing volatility in equity markets in the new year, which we believe should drive increasing dispersion of individual stock performance. In our opinion, the fallout from a prolonged partial government shutdown, ongoing trade disputes and geopolitical issues with China, rising interest rates in the US, ongoing political disputes in the US, and weakening data from emerging markets and Europe will likely weigh on global growth and increase stock volatility in 2019. Given the strong corporate earnings and employment trends in the US, we do not believe a US recession is imminent; however, we do believe it is prudent to be more selective in picking stocks.

Despite the sharp sell-off in the fourth quarter, many high quality companies continue to deliver strong operational execution. With more reasonable valuations and less euphoria in the market, we believe high quality companies should exceed expectations and deliver attractive stock returns in 2019.

Over the long term, we believe that the market will ultimately reward companies that deliver consistent growth and increase shareholder value over time. Our focus continues to be on applying rigorous fundamental research to identify companies with strong or under-appreciated growth prospects and attractive risk-reward characteristics.

8	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	–12.29%	–5.69%	8.62%	13.96%	10.84%
AllianzGI Focused Growth Fund Class A (adjusted)	–17.11%	–10.87%	7.39%	13.31%	10.66%
AllianzGI Focused Growth Fund Class C	–12.62%	–6.40%	7.80%	13.10%	10.01%
AllianzGI Focused Growth Fund Class C (adjusted)	–13.34%	–7.17%	7.80%	13.10%	10.01%
AllianzGI Focused Growth Fund Class R	–12.41%	–5.93%	8.34%	13.67%	10.50%
AllianzGI Focused Growth Fund Class P	–12.19%	–5.44%	8.89%	14.24%	11.15%
AllianzGI Focused Growth Fund Institutional Class	–12.14%	–5.36%	8.99%	14.35%	11.26%
AllianzGI Focused Growth Fund Class R6	–12.13%	–5.32%	9.04%	14.40%	11.31%
AllianzGI Focused Growth Fund Administrative Class	–12.25%	–5.62%	8.72%	14.07%	10.97%
Russell 1000 Growth Index	–8.17%	–1.51%	10.40%	15.29%	10.68%
Lipper Large-Cap Growth Funds Average	–9.03%	–0.80%	8.92%	14.13%	8.25%

* Cumulative return

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class, 0.71% for Class R6 shares, and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.76% for Class C shares, 1.26% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares, 0.61% for Class R6 shares, and 0.91% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2018)

IT Services	13.5%

Software	13.5%

Healthcare Providers & Services	11.7%

Specialty Retail	7.6%

Internet & Direct Marketing Retail	7.2%

Interactive Media & Services	7.0%

Technology Hardware, Storage & Peripherals	5.2%

Road & Rail	3.6%

Other	30.3%

Cash & Equivalents — Net	0.4%

Semiannual Report	| December 31, 2018	9

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$877.10	$873.80	$875.90	$878.10	$878.60	$878.70	$877.50

Expenses Paid During Period	$4.68	$8.31	$5.96	$3.60	$3.13	$2.89	$4.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,020.21	$1,016.33	$1,018.85	$1,021.37	$1,021.88	$1,022.13	$1,020.62

Expenses Paid During Period	$5.04	$8.94	$6.41	$3.87	$3.36	$3.11	$4.63

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.76% for Class C, 1.26% for Class R, 0.76% for Class P, 0.66% for Institutional Class, 0.61% for Class R6 and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	11

Unaudited

AllianzGI Global Natural Resources Fund

For the reporting period of July 1, 2018, through December 31, 2018, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Natural Resources Fund (the “Fund”) returned -19.85%, underperforming the 60% MSCI World Energy Index/40% MSCI World Materials (the “benchmark”), which returned -18.40%.

Market overview

Crude oil markets fell sharply in the fourth quarter of 2018, falling over 40% to a Brent crude level of $50 a barrel, after hitting a year’s high of $85 in September. The significant drop in crude was a result of many factors including pressure from the Trump Administration on Saudi Arabia to maintain production, Iranian supplies higher than expected despite the sanctions, strong production from US shale producers and worries of a possible global economic slowdown impacting global demand. Largely due to the fourth quarter drop in energy prices, the MSCI World Energy Index was one of the worst performing MSCI World sector indexes in the second half of 2018, down 21%. Meanwhile, similar worries of a global economic contraction, particularly in China, and the ongoing trade tensions, helped push the MSCI World Materials Index down in the fourth quarter as well. The MSCI World Materials Index fell 14% for the six-months period, largely impacted by the fourth quarter sell-off.

Portfolio review

The Fund’s underperformance was driven by stock selection effects primarily in the oil and gas exploration and production industry. The Fund’s use of option call writing had a negligible impact on performance for the six month period.

A variety of industries were represented in the largest contributors to relative performance. The Van Eck Vectors Gold Miners ETF was a large contributor to relative performance. Gold stocks generally outperform the broader market during periods of uncertainty like the market sell-off in the fourth quarter. The Fund’s position in specialty chemical companies, Air Products & Chemicals, Inc. and Ecolab, Inc., as well as the mining giant, BHP Group Ltd., added to performance as well. All three positions generated modest positive total returns for the Fund versus the benchmark’s larger decline. Finally, the US rail company, Union Pacific Corp., also contributed to performance.

The largest performance detractors were energy-related positions, including some positions in oil and gas exploration and production and a refiner. In general, oil and gas exploration and production stocks, which are in an industry that has a relatively higher beta than most other energy-related industries, tend to underperform in the energy sector when oil prices drop quickly and significantly like we saw in the fourth quarter. The refiner, Valero Energy Corp., negatively impacted performance as refining margins for the US refiners also contracted in the second-half of 2018.

Outlook

It was a difficult 2018 for natural resource-related funds, in general, largely due to the significant sell-off in the underlying commodities in the fourth quarter. During the latter part of the third quarter and throughout the fourth quarter, the Fund lowered its overall portfolio beta and layered in more energy exposure with yield support, such as the integrated oils. While this action helped to contain losses, particularly relative to some of the Fund’s peers which suffered larger drawdowns, the fourth quarter pressure on the natural resource sectors led to a significant absolute decline for the Fund in the fourth quarter.

As we enter 2019, we hope the worst is over for the more cyclical sectors of the economy. Valuations for some energy and materials stocks have reached levels that have not been seen since the recession in 2007-08. Given these depressed valuations and the prospect for the stabilization of energy prices after major declines, we anticipate layering more beta in the portfolio through these stocks at the beginning of the year. The Fund’s current focus is adding exposure in relatively higher quality energy names, particularly oil and gas exploration and production companies. The Fund is currently overweight in energy and underweight materials and remains globally diversified.

We continue to favor our diversified, thematic and opportunistic approach to investing in natural resource-related companies, and maintain our belief that over the long-term the performance of the equities may outperform the underlying commodities. Risks to the Fund include a relapse in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

12	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	–19.85%	–19.34%	–7.11%	2.72%	4.08%
AllianzGI Global Natural Resources Fund Class A (adjusted)	–24.26%	–23.78%	–8.16%	2.14%	3.67%
AllianzGI Global Natural Resources Fund Class C	–20.21%	–19.99%	–7.81%	1.94%	3.30%
AllianzGI Global Natural Resources Fund Class C (adjusted)	–21.00%	–20.78%	–7.81%	1.94%	3.30%
AllianzGI Global Natural Resources Fund Class P	–19.73%	–19.14%	–6.88%	2.98%	4.35%
AllianzGI Global Natural Resources Fund Institutional Class	–19.73%	–19.04%	–6.78%	3.08%	4.45%
60% MSCI World Energy/40% MSCI World Materials Benchmark	–18.40%	–16.12%	–2.57%	4.43%	5.19%
MSCI World Index	–9.10%	–8.71%	4.56%	9.67%	6.13%
Lipper Global Natural Resources Funds Average	–20.29%	–20.21%	–6.64%	1.20%	2.83%

* Cumulative return

† The Fund began operations on 6/30/04. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class P shares and 1.10% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2018)

United States	61.1%

United Kingdom	15.7%

Canada	6.4%

France	6.3%

Australia	6.1%

Germany	1.1%

Denmark	0.9%

Japan	0.8%

Other	1.7%

Cash & Equivalents — Net	–0.1%

Semiannual Report	| December 31, 2018	13

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$801.50	$797.90	$802.70	$802.70

Expenses Paid During Period	$6.49	$9.88	$5.36	$4.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,018.00	$1,014.22	$1,019.26	$1,019.76

Expenses Paid During Period	$7.27	$11.07	$6.01	$5.50

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.18% for Class C, 1.18% for Class P and 1.08% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	15

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2018 through December 31, 2018, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, the Class A shares at net asset value (“NAV”) of the AllianzGI Global Small-Cap Fund (the “Fund”) returned -18.90%, underperforming the MSCI World Small-Cap Index (the “benchmark”), which returned -16.12%.

Market Overview

Global equities fell sharply over the second half of 2018, with many markets entering bear territory (defined as a drop of at least 20% from a recent peak) in the fourth quarter. In general, markets continued to ratchet higher during the third quarter, but a sudden rise in bond yields at the start of October sent stocks into reverse. The sell-off intensified as worries over earnings added to concerns over the impact of higher tariffs and the outlook for global growth. Politics also unsettled investors, with a US government shutdown, continued uncertainty over Brexit, Italy’s controversial budget and political unrest in France, all adding to the downward pressure on prices.

Global small-caps closed the second half of 2018 with losses and overall lagging their large-cap counterparts.

Portfolio review

The Fund underperformed its benchmark during the six-month period ended December 31, 2018 (net of fees, in USD). In absolute terms, all four small-cap markets showed losses. European small-caps registered the strongest losses followed by small-caps from the US, Japan and finally Asia ex Japan. In relative terms, whilst the US sleeve portfolio was able to perform almost in line with the local market, the Japanese, the European and the Asia ex-Japan sleeve portfolios lagged their respective regional indices.

Both stock selection and sector allocation had a negative effect on performance. The overweight in materials stocks as well as the underweight in real estate and utilities weighed on the fund’s relative performance. Nevertheless, our overweight exposure to the consumer staples sector and our underweight in consumer discretionary were favourable. Stock selection in the industrials , information technology and real estate sectors had a particularly negative impact on performance. Stock selection in the communication services, consumer staples and energy sectors worked well, however. Detractors to performance came in the form of Japanese, American and Swiss stocks. Nevertheless, stock selection in France and the Netherlands contributed positively.

On single stock basis, the positions in The Simply Good Foods Co., Service Corp International and NRG Energy, Inc. (all US) were the most positive contributors. On the other hand, the positions in ASOS Plc (UK), ams AG (Switzerland) and USA Technologies, Inc. (US) were the most significant detractors.

Outlook

We believe that geopolitical risks will remain a burden for global equities. In Europe, the Brexit date is relentlessly approaching, and the fiscal policy conflict between Italy and the European Commission is still not resolved. In addition, the trade conflict between the US and China is going into the next round, and growth rates are diverging more and more. While the US economy is still quite healthy and acting as a global growth engine, we believe the first signs of weakness are emerging in other regions. Nevertheless, the global economy as a whole does not seem to be at the brink of a recession. The major central banks look set to stick to their monetary normalisation course (peak liquidity), even though the recent oil price decline has had a dampening effect on long-term inflation expectations. Overall, we believe that volatility will rise and different sectors and countries will move in different directions.

16	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	–18.90%	–16.75%	1.46%	12.36%	9.15%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–23.36%	–21.33%	0.32%	11.73%	8.87%
AllianzGI Global Small-Cap Fund Class C	–19.21%	–17.38%	0.71%	11.52%	8.35%
AllianzGI Global Small-Cap Fund Class C (adjusted)	–19.84%	–18.02%	0.71%	11.52%	8.35%
AllianzGI Global Small-Cap Fund Class P	–18.80%	–16.55%	1.72%	12.66%	9.46%
AllianzGI Global Small-Cap Fund Institutional Class	–18.75%	–16.46%	1.83%	12.76%	9.57%
MSCI World Small-Cap Index	–16.12%	–13.86%	3.88%	12.02%	7.39%
Lipper Global Small-/Mid-Cap Funds Average	–15.20%	–13.39%	2.90%	11.61%	7.94%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares and 1.27% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2018)

United States	58.5%

Japan	13.1%

United Kingdom	4.8%

Germany	4.1%

France	2.4%

Denmark	2.4%

Switzerland	2.3%

Austria	2.2%

Other	8.9%

Cash & Equivalents — Net	1.3%

Semiannual Report	| December 31, 2018	17

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$811.00	$807.90	$812.00	$812.50

Expenses Paid During Period	$7.39	$10.80	$6.26	$5.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,017.04	$1,013.26	$1,018.30	$1,018.80

Expenses Paid During Period	$8.24	$12.03	$6.97	$6.46

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class C, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	19

Unaudited

AllianzGI Health Sciences Fund

For the period of July 1, 2018 through December 31, 2018, as provided by Peter Pirsch, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, the Class A shares at net asset value (“NAV”) of the AllianzGI Health Sciences Fund (the “Fund”) returned -0.08%, underperforming the MSCI World Healthcare Index (the “benchmark”), which returned 0.98%.

Market overview

For the six-month period, global health care stocks significantly outperformed the broader averages. The benchmark rose 0.98% versus the S&P 500 Index and the MSCI World Index declines of -6.9% and -9.1%, respectively. Given the overall market’s fourth quarter declines, the more defensive sectors of the market outperformed less defensive sectors, such as health care, consumer staples, utilities and telecommunications. Conversly, the more cyclical sectors such as energy, materials and industrials were among the worst performing sectors for the second half of 2018.

It was a difficult fourth quarter for global equity markets. A big concern is whether the global equity sell-off is signaling a significant economic contraction. The combination of several factors including the US Federal Reserve’s desire to normalize higher interest rates, the unwinding of the US Federal Reserve’s quantitative easing programs, trade tensions and the outcome of the US midterm elections have elevated market volatility. Despite the uncertain current market environment and the sell-off in the fourth quarter, the global health care sector enjoyed a very solid full year of relative returns in 2018 and was one of the few sectors to post a positive return for the calendar year. The focus of the Trump administration continues to be on containing drug pricing and health care costs in general, although other non-health care related matters are currently more center stage.

Portfolio review

Overall, the Fund’s underperformance was primarily driven by adverse stock selection in biotechnology. The managed care company, Anthem Inc., was one the biggest contributors to performance for the six-month period. The stock benefitted from solid quarterly earnings reports throughout the year and a strong year in general for stock returns for the large cap managed care industry. Another larger contributor to performance was a small-cap biotechnology holding, Addus Homecare Corp., which provides a broad range of social and medical services to the home. The zero weights throughout the six month period in Bayer AG and Fresenius Medical Care AG & Co. KGaA, and the underweight position in GlaxoSmithKline Plc also benefitted performance.

The largest individual detractors to performance were centered on the positioning in several biopharma stocks. The underweight positions in Eli Lilly Co., Pfizer, Inc. and Roche Holdings AG hurt performance as the stocks of large-cap pharmaceutical companies generally outperformed the Fund’s benchmark during the fourth quarter sell-off due to their defensive characteristics. Other detractors included Allergan Plc and Heron Therapeutics, Inc. Allergan’s estimates were reduced several times throughout the year.

Outlook

2018 was a solid year for relative returns for the global health care sector. As we enter 2019, we are both committed and focused on what we believe are the significant secular, long-term growth drivers for health care, drug and cost innovation. Areas of focus and where the Fund is currently overweight include emerging biopharma therapies, unique medical device technology, drug retail and managed care. The Fund remains underweight in the larger pharmaceutical companies whose pipelines lack the comparative innovation of biotechnology and whose pricing power has eroded as more and more legacy products are subjected to generic competition. We believe that pricing power is particularly critical given the recent pick- up in rhetoric about drug price controls. The overall current beta in the Fund’s portfolio is relatively more conservative now given the recent market volatility.

20	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	–0.08%	4.67%	9.57%	14.28%	11.28%
AllianzGI Health Sciences Fund Class A (adjusted)	–5.58%	–1.09%	8.34%	13.63%	10.99%
AllianzGI Health Sciences Fund Class C	–0.44%	3.89%	8.75%	13.42%	10.45%
AllianzGI Health Sciences Fund Class C (adjusted)	–1.26%	3.02%	8.75%	13.42%	10.45%
AllianzGI Health Sciences Fund Institutional Class	0.09%	5.02%	9.95%	14.67%	11.69%
MSCI World Health Care Index	0.98%	2.51%	7.58%	11.89%	8.30%
Lipper Health/Biotech Funds Average	–8.17%	–0.84%	9.14%	15.46%	11.26%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.47% for Class A shares, 2.22% for Class C shares and 1.12% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2018)

Pharmaceuticals	37.2%

HealthCare Providers & Services	20.7%

HealthCare Equipment & Supplies	18.3%

Biotechnology	15.4%

Life Sciences Tools & Services	6.6%

Cash & Equivalents — Net	1.8%

Semiannual Report	| December 31, 2018	21

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$999.20	$995.60	$1,000.90

Expenses Paid During Period	$7.36	$11.12	$5.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,017.85	$1,014.06	$1,019.61

Expenses Paid During Period	$7.43	$11.22	$5.65

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C and 1.11% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	23

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2018, through December 31, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Income & Growth Fund (the “Fund”) returned -6.83%. During the same period, the S&P 500 Index declined -6.85% and the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 1.65%. The convertible universe returned -5.75%, as measured by the ICE BofA Merrill Lynch All US Convertibles Index; and high yield bonds, as measured by the ICE BofA Merrill Lynch US High Yield Master II Index, declined -2.34%. Lastly, the Russell 1000 Growth Index fell -8.17%.

Market Overview

Risk assets were set to deliver strong annual returns exiting the third quarter of 2018 based on fundamental strength and economic momentum. However, US stocks, convertibles and high yield bonds faded in the fourth quarter as investors lost confidence in the staying power of earnings and the stability of the economy, fearing that trade wars and the US Federal Reserve’s path would lessen their durability. Overseas growth concerns and headlines—sources of persistent angst throughout 2018—in combination with crude oil weakness and US political uncertainty, also eroded sentiment. That being said, there was no change in overall fundamentals to substantiate the sharp selloff.

US stocks turned in their worst fourth quarter and annual performances since 2008. Convertibles and high-yield bonds experienced selling pressure alongside equities. Although the two asset classes finished lower, both continued to perform as expected, holding up much better than stocks.

Corporate fundamentals continued to improve with most US companies reporting better-than-expected financial results. Earnings growth for the S&P 500 Index rose more than 25% on a year-over-year basis, according to FactSet Research. Additionally, high-yield credit fundamentals strengthened, continuing a multi-year trend.

The strength of the US economy was supportive of the markets and contrasted overseas slowing. US reports revealed robust growth with third-quarter GDP increasing 3.4%. Unemployment stayed low, industrial production increased and consumer spending was strong. Not all data were positive, however. Auto, housing and semiconductor reports confirmed further easing in these industries.

With the US economy growing above trend the US Federal Reserve continued to reduce its balance sheet and, as expected, raised rates. The federal funds rate reached a range of 2.25 to 2.50%. Fearing a policy mistake, risk assets were sold following the Fed’s December communication.

Lastly, crude oil settled near $45 per barrel after falling 55% from its October peak to its December trough amid oversupply and slowing demand concerns and US dollar strength.

Portfolio Review

The Fund provided consistent income—the primary goal of the Fund—over the six-month period. Convertible and high-yield bond holdings experienced selling pressure alongside equity positions, but held up better, dampening downside volatility and benefiting the Fund’s overall performance.

In the equity sleeve, consumer discretionary, information technology and consumer staples helped relative performance. Conversely, the energy, health care and materials sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were technology, materials and media. On the other hand, energy, financials and telecommunications pressured relative performance.

In the high yield sleeve, industries that aided relative performance were basic industry & real estate, printing & publishing and media content. In contrast, financials services, chemicals and theaters & entertainment hampered relative performance.

The Fund took advantage of the new opportunities provided by the elevated volatility environment over the latter half of the reporting period and was able to retain many of the option premiums within these months. The period ended with the percent of equity holdings with a covered call structure near the upper end of the last twelve month range of 25-50%.

Outlook

Volatility remained elevated throughout the fourth quarter of 2018. However, the US economy and corporate earnings are expected to deliver continued growth in 2019. Corporations are expected to continue to invest for growth and create shareholder value. While some cyclical areas have exhibited weakness, we believe the overall credit and fundamental profiles of risk assets remain healthy and are not signaling an economic downturn. In our opinion, these factors should be market supportive going forward.

24	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	–6.83%	–4.18%	4.04%	10.74%	6.04%
AllianzGI Income & Growth Fund Class A (adjusted)	–11.96%	–9.45%	2.87%	10.11%	5.54%
AllianzGI Income & Growth Fund Class C	–7.16%	–4.89%	3.27%	9.92%	5.25%
AllianzGI Income & Growth Fund Class C (adjusted)	–8.05%	–5.77%	3.27%	9.92%	5.25%
AllianzGI Income & Growth Fund Class R	–6.95%	–4.42%	3.77%	10.47%	5.79%
AllianzGI Income & Growth Fund Class P	–6.74%	–3.95%	4.30%	11.02%	6.32%
AllianzGI Income & Growth Fund Institutional Class	–6.72%	–3.82%	4.40%	11.13%	6.42%
Bloomberg Barclays U.S. Aggregate Bond Index	1.65%	0.01%	2.52%	3.48%	3.83%
S&P 500 Index	–6.85%	–4.38%	8.49%	13.12%	7.25%
Lipper Flexible Portfolio Funds Average	–6.54%	–7.23%	2.02%	7.38%	3.93%

* Cumulative return

† The Fund began operations on 2/28/07. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.53% for Class R shares, 1.03% for Class P shares and 0.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.02% for Class C shares, 1.52% for Class R shares, 1.02% for Class P shares and 0.92% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2018)

Software	8.1%

Oil, Gas & Consumable Fuels	5.1%

Internet	5.1%

Media	4.7%

Semiconductors	4.2%

Telecommunications	4.1%

Biotechnology	4.0%

Pharmaceuticals	3.9%

Other	57.6%

Cash & Equivalents — Net	3.2%

S&P Ratings* (as of December 31, 2018)

*

As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart as “NR” and “NA”, respectively.

Semiannual Report	| December 31, 2018	25

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$931.70	$928.40	$930.50	$932.60	$932.80

Expenses Paid During Period	$6.23	$9.87	$7.44	$5.02	$4.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,018.75	$1,014.97	$1,017.49	$1,020.01	$1,020.52

Expenses Paid During Period	$6.51	$10.31	$7.78	$5.24	$4.74

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.53% for Class R, 1.03% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	27

Unaudited

AllianzGI Mid-Cap Fund

For the period July 1, 2018 through December 31, 2018, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Fund (the “Fund”) returned -13.79%, underperforming the Russell Midcap Growth Index (the “benchmark”), which returned -9.63%.

Market Overview

Broader US equity markets posted losses over the six-month period. In early October, the combination of the potential for a decelerating economic environment and investors’ hawkish interpretation of US Federal Reserve Chairman Jerome Powell’s commentary on monetary policy provided the catalyst for the sharp selloff. Despite volatility in the equity markets, economic fundamentals were positive. Third quarter GDP grew at 3.4% and corporate earnings growth remained robust. Against this backdrop, the Russell Midcap Index returned -11.1%, underperforming the Russell 1000 Index’s return of -7.4%.

Portfolio Review

Security selection was the main driver of the underperformance while sector allocation had a negligible effect. Stock picking in industrials was the primary detractor, followed by the information technology and consumer discretionary sectors. Positive security selection was partly offsetting from the health care, materials and real estate sectors.

The top active contributor over the period was DexCom, Inc., which is a medical device company that specializes in continuous glucose monitoring (CGM) systems with smart device connectivity. The stock benefited from quarterly earnings results and guidance that exceeded investor expectations. With low penetration in a large addressable market and strong product offerings, including the upcoming Dexcom G6 that does not require finger prick calibration, DexCom’s growth trajectory remains robust.

A top detractor over the period, XPO Logistics, Inc. is a leading global freight, transportation and logistics company with a focus on e-commerce. The stock fell during the period after the company posted lowered earnings guidance and a hedge fund released a short-sell report on XPO. Overall, we believe the report is based on exaggerated claims and we maintain a constructive long-term outlook for the company. However, given the recent volatility, we continue to monitor the situation closely.

As of December 31, 2018, the largest sector overweight was in information technology, followed by health care and consumer discretionary. Financials was the largest underweight position in the Fund, followed by the real estate and utilities sectors.

Outlook

We maintain a constructive outlook for the US economy, which we believe should continue its pace of moderate growth. Overall recession risk appears benign as key manufacturing and service surveys flash expansionary numbers; employment metrics remain positive; and leading indicators signal favorable conditions. However when compared to 2018, we believe economic growth should decelerate, as the temporary boost from tax reform and inventory build ahead of tariffs rolls off in 2019.

With regard to Jerome Powell’s communications misstep that contributed to the equity market selloff, the US Federal Reserve Chairman has since clarified that monetary policy remains data dependent and will be flexible according to changing conditions. In our opinion, this clarification should help stabilize investor appetite for risk assets into the New Year. As for decelerating economic conditions, we suspect that the recent sharp selloff in equity markets has more than discounted the prospects of slower growth. Indeed, the Russell Midcap Index’s price to earnings ratio experienced significant multiple contraction. From our research, we believe this was a negative two standard deviation event and current levels are comparable to the tail end of previous distressed environments. Overall, we think the risk return outlook of the asset class appears attractive.

As always, we continue to focus on stock selection, seeking to invest in high quality mid-cap companies with attractive growth prospects that are attractively valued. The Fund emphasizes free cash flow yield and responsible capital allocation.

28	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	–13.79%	–11.28%	5.42%	12.85%	12.25%
AllianzGI Mid-Cap Fund Class A (adjusted)	–18.54%	–16.16%	4.24%	12.21%	12.09%
AllianzGI Mid-Cap Fund Class C	–14.40%	–11.95%	4.60%	12.00%	11.47%
AllianzGI Mid-Cap Fund Class C (adjusted)	–15.10%	–12.67%	4.60%	12.00%	11.47%
AllianzGI Mid-Cap Fund Class R	–14.00%	–11.45%	5.12%	12.56%	12.06%
AllianzGI Mid-Cap Fund Class P	–13.71%	–10.88%	5.71%	13.19%	12.70%
AllianzGI Mid-Cap Fund Institutional Class	–13.65%	–10.83%	5.79%	13.27%	12.81%
AllianzGI Mid-Cap Fund Administrative Class	–13.98%	–11.17%	5.47%	12.99%	12.51%
Russell Midcap Growth Index	–9.63%	–4.75%	7.42%	15.12%	11.91%
Lipper Mid-Cap Growth Funds Average	–12.00%	–5.37%	6.05%	13.33%	9.63%
Lipper Multi-Cap Growth Funds Average	–10.07%	–2.95%	7.24%	13.65%	—%

* Cumulative return

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of December 31, 2018)

Health Care Equipment & Supplies	13.1%

Software	9.6%

IT Services	8.9%

Semiconductors & Semiconductor Equipment	6.6%

Entertainment	5.4%

Specialty Retail	4.5%

Hotels, Restaurants & Leisure	4.3%

Textiles, Apparel & Luxury Goods	4.1%

Other	44.2%

Cash & Equivalents — Net	–0.7%

Semiannual Report	| December 31, 2018	29

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$862.10	$856.00	$860.00	$862.90	$863.50	$860.20

Expenses Paid During Period	$5.35	$8.84	$6.52	$4.18	$3.71	$4.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,019.46	$1,015.68	$1,018.20	$1,020.72	$1,021.22	$1,019.96

Expenses Paid During Period	$5.80	$9.60	$7.07	$4.53	$4.02	$5.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.89% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

30	December 31, 2018 |	Semiannual Report

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Semiannual Report	| December 31, 2018	31

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period July 1, 2018 through December 31, 2018, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned -8.62%, underperforming the Russell 1000 Value Index (the “benchmark”), which returned -6.69%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. The S&P 500 index touched its lowest level since September 2017, while both the tech-heavy Nasdaq index and the small-cap Russell 2000 index entered official bear markets. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Economic news showed that the US economy remained in robust health, while the US Federal Reserve (the “Fed”) raised interest rates in both September and December, taking them to a range of 2.25%-2.5%, as was widely expected.

Portfolio Review

Relative performance results were due to negative stock selection and sector allocation. Selection across the health care and industrials sectors was strong; however, these gains were offset by holdings in the consumer staples and financials sectors that failed to keep pace with benchmark shares. During the latter half of the year, oil prices suffered a sharp selloff, and the portfolio’s overweight in the energy sector, as well as an underweight in consumer staples, detracted from performance. Conversely, an overweight in health care—the best-performing sector in the benchmark—contributed to results during the reporting period.

Outlook

US investors endured a rocky 2018—the third down year in a decade—as monetary policy worldwide diverged, political uncertainty escalated and trade tensions flared. In the US, negative market returns took place amidst accelerated economic growth, fueled by tax cuts and increased government spending, while growth once again outpaced their value counterparts. We believe that many of last year’s burdens on performance—including trade tensions and political uncertainty—appear poised to increase market volatility in 2019. Furthermore, with the Fed in an apparent quantitative tightening regime, we believe that debt-laden companies, formerly buoyed by low interest rates and a generally improving economy, face real challenges as investors once more appreciate the appeal of safer assets.

By our assessment, we do not see a recession in the US over the next 12 months; however we do believe volatility will remain somewhat elevated in this later cycle environment. With peak growth rates likely in the rear view mirror, we believe market participants must determine how to position their investments for the prospects of decelerating economic and earnings growth. As slower growth can exacerbate market reactions to uncertainty, we continue to favor higher-quality companies that pay dividends to help dampen market swings. Rather than passively accepting market returns—particularly as reduced liquidity and less monetary stimulus filter into the markets—we favor an active approach and use a disciplined, valuation-based fundamental process to identify portfolio candidates.

32	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	–8.62%	–10.12%	3.84%	8.82%	7.14%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	–13.65%	–15.06%	2.67%	8.21%	6.81%
AllianzGI NFJ Dividend Value Fund Class C	–9.01%	–10.83%	3.04%	8.01%	6.34%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	–9.74%	–11.54%	3.04%	8.01%	6.34%
AllianzGI NFJ Dividend Value Fund Class R	–8.72%	–10.33%	3.57%	8.56%	6.87%
AllianzGI NFJ Dividend Value Fund Class P	–8.57%	–9.94%	4.08%	9.09%	7.46%
AllianzGI NFJ Dividend Value Fund Institutional Class	–8.45%	–9.77%	4.19%	9.22%	7.57%
AllianzGI NFJ Dividend Value Fund Class R6	–8.44%	–9.74%	4.24%	9.27%	7.62%
AllianzGI NFJ Dividend Value Fund Administrative Class	–8.56%	–9.99%	3.95%	8.94%	7.29%
Russell 1000 Value Index	–6.69%	–8.27%	5.95%	11.18%	6.29%
Lipper Equity Income Funds Average	–6.59%	–7.24%	5.44%	10.60%	6.05%

* Cumulative return.

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36 for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares, 0.71% for Class R6 shares and 1.01% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.04% for Class A shares, 1.79% for Class C shares, 1.29 for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares, 0.64% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2018)

Banks	13.6%

Oil, Gas & Consumable Fuels	12.1%

Pharmaceuticals	8.2%

Insurance	6.0%

Electric Utilities	4.2%

Diversified Telecommunication Services	4.2%

Healthcare Providers & Services	4.1%

Healthcare Equipment & Supplies	4.0%

Other	43.9%

Cash & Equivalents — Net	–0.3%

Semiannual Report	| December 31, 2018	33

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$913.80	$909.90	$912.80	$914.30	$915.50	$915.60	$914.40

Expenses Paid During Period	$4.73	$8.33	$5.93	$3.52	$3.04	$2.80	$4.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,020.27	$1,016.48	$1,019.00	$1,021.53	$1,022.03	$1,022.28	$1,020.77

Expenses Paid During Period	$4.99	$8.79	$6.26	$3.72	$3.21	$2.96	$4.48

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.98% for Class A, 1.73% for Class C, 1.23% for Class R, 0.73% for Class P, 0.63% for Institutional Class, 0.58% for R6 class and 0.88% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

34	December 31, 2018 |	Semiannual Report

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Semiannual Report	| December 31, 2018	35

Unaudited

AllianzGI NFJ International Value Fund

For the period July 1, 2018 through December 31, 2018, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Value Fund (the “Fund”) returned -11.40%, underperforming the MSCI All Country World ex-USA Index (the “benchmark”), which returned -10.84%.

Market Overview

Global equities fell sharply over the second half of 2018, with many markets entering bear territory (defined as a drop of at least 20% from a recent peak) in the fourth quarter. In general, markets continued to ratchet higher during the third quarter, but a sudden rise in bond yields at the start of October sent stocks into reverse. The selloff intensified as worries over earnings added to concerns over the impact of higher tariffs and the outlook for global growth. Politics also unsettled investors, with a US government shutdown, continued uncertainty over Brexit, Italy’s controversial budget and political unrest in France all adding to the downward pressure on prices. Many emerging markets outperformed their developed counterparts over the reporting period, helped by indications that the US Federal Reserve may not increase interest rates as aggressively as previously feared.

Portfolio Review

Relative performance results were due to negative sector and country allocations, which outweighed the impact of positive stock selection over the reporting period. Selection was strong in the health care and energy sectors, and these gains were only partially offset by poor selection across the materials and industrials sectors. The portfolio’s underweight in communications services detracted from results, while an overweight in financials boosted performance returns. By country, selection was positive in Japan, the Netherlands and Russia, while stock picking across South Korea, the UK and Canada detracted. Underweight positions in Brazil and Switzerland hampered gains while overweight exposures across Russia and Hong Kong contributed to performance over the reporting period.

Outlook

Over the course of several months, quantitative easing policies began to come to an end worldwide. The US Federal Reserve raised rates four times in 2018. The European Central Bank stopped its bond purchasing program as scheduled in December and the UK, Canada, and several emerging market nations hiked interest rates last year. Markets largely pushed back on these moves by forcing stock indices lower, signaling that the global economy would not take too kindly to a less accommodative stance. With these headwinds in place, economic outlooks were rerated downward, corporate earnings growth slowed and valuation multiples contracted. In response to this ensuing economic slowdown, we anticipate seeing politicians implementing fiscal policies to cushion the blow for constituents and market participants.

In response to these shifting market dynamics, we expect greater inflation in certain parts of the world, higher interest rates globally (on a long term basis), tighter credit conditions, and heightened volatility. We believe that this environment could lead to a market where value stocks will be favored over their growth counterparts. Our investment process seeks to capture the value premium by identifying higher-quality companies trading at low absolute and relative valuation multiples, and we expect our strategy is well-positioned going forward. Furthermore, we believe a higher-quality, dividend-focused approach can help moderate volatility during periods of market uncertainty. Consistently investing at this intersection between value and dividends has been crucial to the strength of our long-term performance results, and we believe this disciplined process will help us continue that trend as we look to future market environments.

36	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	–11.40%	–15.98%	–4.66%	3.88%	7.51%
AllianzGI NFJ International Value Fund Class A (adjusted)	–16.28%	–20.60%	–5.74%	3.29%	7.13%
AllianzGI NFJ International Value Fund Class C	–11.69%	–16.58%	–5.37%	3.11%	6.71%
AllianzGI NFJ International Value Fund Class C (adjusted)	–12.57%	–17.40%	–5.37%	3.11%	6.71%
AllianzGI NFJ International Value Fund Class R	–11.49%	–16.16%	–4.90%	3.63%	7.26%
AllianzGI NFJ International Value Fund Class P	–11.25%	–15.72%	–4.43%	4.14%	7.80%
AllianzGI NFJ International Value Fund Institutional Class	–11.23%	–15.66%	–4.34%	4.25%	7.90%
AllianzGI NFJ International Value Fund Class R6	–11.20%	–15.63%	–4.30%	4.30%	7.95%
AllianzGI NFJ International Value Fund Administrative Class	–11.33%	–15.86%	–4.58%	3.99%	7.63%
MSCI ACWI ex-USA Index	–10.84%	–14.20%	0.68%	6.57%	7.43%
Lipper Int’l. Multi-Cap Value Funds Average	–13.13%	–17.27%	–1.11%	4.97%	5.84%

* Cumulative return

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class C shares, 1.62 for Class R shares, 1.12% for Class P shares, 1.02% for Institutional Class shares, 0.97% for Class R6 shares and 1.27% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.55 for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares, 0.90% for Class R6 shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2018)

United Kingdom	17.0%

Japan	17.0%

Canada	11.0%

Hong Kong	9.1%

China	8.9%

France	5.9%

Germany	4.2%

Korea (Republic of)	3.8%

Other	24.2%

Cash & Equivalents — Net	–1.1%

Semiannual Report	| December 31, 2018	37

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$886.00	$883.10	$885.10	$887.50	$887.70	$888.00	$886.70

Expenses Paid During Period	$6.18	$9.73	$7.36	$5.00	$4.52	$4.28	$5.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,018.65	$1,014.87	$1,017.39	$1,019.91	$1,020.42	$1,020.67	$1,019.16

Expenses Paid During Period	$6.61	$10.41	$7.88	$5.35	$4.84	$4.58	$6.11

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.55% for Class R, 1.05% for Class P, 0.95% for Institutional Class , 0.90% for Class R6 and 1.20% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

38	December 31, 2018 |	Semiannual Report

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Semiannual Report	| December 31, 2018	39

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period July 1, 2018 through December 31, 2018, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned -7.90%, underperforming the Russell 1000 Value Index (the “benchmark”), which returned -6.69%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. The S&P 500 Index touched its lowest level since September 2017, while both the tech-heavy Nasdaq Index and the small-cap-centric Russell 2000 Index entered official bear markets. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Economic news showed that the US economy remained in robust health, while the US Federal Reserve raised interest rates in both September and December, taking them to a range of 2.25%-2.5%, as widely expected.

Portfolio Review

Relative performance results were due to negative sector allocation and stock selection, albeit to a lesser degree. Selection across the health care and industrials sectors was strong; however, these gains were offset by holdings in the consumer staples and materials sectors that failed to keep pace with benchmark shares. During the latter half of the year, oil prices suffered a sharp selloff, and the Fund’s overweight in the energy sector, as well as its underweight in communication services, detracted from performance. Conversely, an overweight in health care—the best-performing sector in the benchmark —contributed to results during the reporting period.

Outlook

US investors endured a rocky 2018—the third down year in a decade—as monetary policy worldwide diverged, political uncertainty escalated and trade tensions flared. In the US, negative market returns took place amidst accelerated economic growth, fueled by tax cuts and increased government spending, while growth once again outpaced their value counterparts. We believe that many of last year’s burdens on performance—including trade tensions and political uncertainty—appear poised to increase market volatility in 2019. Furthermore, with the US Federal Reserve in a quantitative tightening regime, we believe debt-laden companies, formerly buoyed by low interest rates and a generally improving economy, face real challenges as investors once more appreciate the appeal of safer assets.

By our assessment, we do not see a recession in the US over the next 12 months; however we do believe volatility will remain somewhat elevated in this later cycle environment. With peak growth rates likely in the rear view mirror, we believe that market participants must determine how to position their investments for the prospects of decelerating economic and earnings growth. As slower growth can exacerbate market reactions to uncertainty, we continue to favor higher-quality companies that pay dividends to help dampen market swings. Rather than passively accepting market returns—particularly as reduced liquidity and less monetary stimulus filter into the markets—we favor an active approach and use a disciplined, valuation-based fundamental process to identify portfolio candidates.

40	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	–7.90%	–9.69%	5.48%	9.98%	6.87%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	–12.97%	–14.66%	4.29%	9.36%	6.55%
AllianzGI NFJ Large-Cap Value Fund Class C	–8.29%	–10.37%	4.68%	9.16%	6.08%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	–9.20%	–11.26%	4.68%	9.16%	6.08%
AllianzGI NFJ Large-Cap Value Fund Class R	–8.03%	–9.90%	5.22%	9.71%	6.64%
AllianzGI NFJ Large-Cap Value Fund Class P	–7.76%	–9.45%	5.74%	10.27%	7.20%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	–7.73%	–9.36%	5.85%	10.37%	7.30%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	–7.87%	–9.60%	5.59%	10.10%	7.03%
Russell 1000 Value Index	–6.69%	–8.27%	5.95%	11.18%	6.29%
Russell Top 200 Value Index	–3.90%	–6.22%	6.23%	10.47%	5.08%
Lipper Large-Cap Value Funds Average	–7.54%	–8.68%	5.29%	10.79%	6.01%

* Cumulative return

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2018)

Banks	13.2%

Oil, Gas & Consumable Fuels	11.1%

Pharmaceuticals	7.1%

Healthcare Providers & Services	5.8%

Insurance	4.1%

Semiconductors & Semiconductor Equipment	3.7%

Diversified Telecommunication Services	3.4%

Healthcare Equipment & Supplies	3.4%

Other	45.5%

Cash & Equivalents — Net	2.7%

Semiannual Report	| December 31, 2018	41

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$921.00	$917.10	$919.70	$922.40	$922.70	$921.30

Expenses Paid During Period	$5.42	$9.04	$6.63	$4.22	$3.73	$4.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,019.56	$1,015.78	$1,018.30	$1,020.82	$1,021.32	$1,020.06

Expenses Paid During Period	$5.70	$9.50	$6.97	$4.43	$3.92	$5.19

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.87 % for Class C, 1.37% for Class R, 0.87% for Class P, 0.77 % for Institutional Class and 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	43

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period July 1, 2018 through December 31, 2018, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned -12.77%, underperforming the Russell Midcap Value Index (the “benchmark”), which returned -12.15%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. The S&P 500 Index touched its lowest level since September 2017, while both the tech-heavy Nasdaq Index and the small-cap-centric Russell 2000 Index entered official bear markets. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Economic news showed that the US economy remained in robust health, while the US Federal Reserve raised interest rates in both September and December, taking them to a range of 2.25%-2.5%, as widely expected.

Portfolio Review

Relative performance results were due to negative sector allocation which countered positive stock selection. Selection across the energy and consumer staples sectors was strong and outweighed the negative effects of holdings in the information technology and financials sectors that failed to keep pace with benchmark shares. During the latter half of the year, investors flocked to more bond proxy-like areas of the market, such as utilities and real estate, amid rising volatility, and our underweight in these sectors detracted over the reporting period. Further, the portfolio’s overweight in energy hampered results as oil prices suffered a sharp selloff, with Brent Crude ending the calendar year just below $55 per barrel after touching peaks of $85 per barrel in early October. In contrast, an overweight in industrials contributed slightly to results during the reporting period.

Outlook

US investors endured a rocky 2018—the third down year in a decade—as monetary policy worldwide diverged, political uncertainty escalated and trade tensions flared. In the US, negative market returns took place amidst accelerated economic growth, fueled by tax cuts and increased government spending, while growth once again outpaced their value counterparts. We believe that many of last year’s burdens on performance—including trade tensions and political uncertainty—appear poised to increase market volatility in 2019. Furthermore, with the US Federal Reserve in a quantitative tightening regime, we believe that debt-laden companies, formerly buoyed by low interest rates and a generally improving economy, face real challenges as investors once more appreciate the appeal of safer assets.

By our assessment, we do not see a recession in the US over the next 12 months; however we do believe volatility will remain somewhat elevated in this later cycle environment. With peak growth rates likely in the rear view mirror, we believe that market participants must determine how to position their investments for the prospects of decelerating economic and earnings growth. As slower growth can exacerbate market reactions to uncertainty, we continue to favor higher-quality companies that pay dividends to help dampen market swings. Rather than passively accepting market returns—particularly as reduced liquidity and less monetary stimulus filter into the markets—we favor an active approach and use a disciplined, valuation-based fundamental process to identify portfolio candidates.

44	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	–12.77%	–16.28%	5.33%	12.11%	10.61%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	–17.56%	–20.88%	4.15%	11.47%	10.40%
AllianzGI NFJ Mid-Cap Value Fund Class C	–13.11%	–16.89%	4.55%	11.27%	9.78%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	–13.98%	–17.72%	4.55%	11.27%	9.78%
AllianzGI NFJ Mid-Cap Value Fund Class R	–12.88%	–16.48%	5.07%	11.83%	10.27%
AllianzGI NFJ Mid-Cap Value Fund Class P	–12.64%	–16.06%	5.60%	12.40%	10.90%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	–12.62%	–15.99%	5.70%	12.51%	11.00%
AllianzGI NFJ Mid-Cap Value Fund Class R6	–12.57%	–15.90%	5.77%	12.57%	11.06%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	–12.71%	–16.17%	5.44%	12.23%	10.75%
Russell Midcap Value Index	–12.15%	–12.29%	5.44%	13.03%	11.17%
Lipper Multi-Cap Value Funds Average	–10.57%	–11.42%	4.24%	10.74%	6.98%

* Cumulative return

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class C shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 0.81% for Class R6 shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually agree through at least September 30, 2019. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.24% for Class R shares, 0.74% for Class P shares, 0.64% for Institutional Class shares, 0.59% for Class R6 shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of December 31, 2018)

Insurance	9.1%

Banks	8.0%

Oil, Gas & Consumable Fuels	7.5%

Equity Real Estate Investment Trusts (REITs)	6.8%

Machinery	5.3%

Capital Markets	5.2%

Electric Utilities	4.0%

Aerospace & Defense	4.0%

Other	48.5%

Cash & Equivalents — Net	1.6%

Semiannual Report	| December 31, 2018	45

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$872.30	$868.90	$871.20	$873.60	$873.80	$874.30	$872.90

Expenses Paid During Period	$4.67	$8.20	$5.85	$3.49	$3.02	$2.79	$4.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,020.21	$1,016.43	$1,018.95	$1,021.48	$1,021.98	$1,022.23	$1,020.72

Expenses Paid During Period	$5.04	$8.84	$6.31	$3.77	$3.26	$3.01	$4.53

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.74% for Class C, 1.24% for Class R, 0.74% for Class P, 0.64% for Institutional Class, 0.59% for Class R6 and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

46	December 31, 2018 |	Semiannual Report

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Semiannual Report	| December 31, 2018	47

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period July 1, 2018 through December 31, 2018, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned -19.46%, underperforming the Russell 2000 Value Index (the “benchmark”), which returned -17.36%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. The S&P 500 Index touched its lowest level since September 2017, while both the tech-heavy Nasdaq Index and the small-cap-centric Russell 2000 Index entered official bear markets. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Economic news showed that the US economy remained in robust health, while the US Federal Reserve (“Fed”) raised interest rates in both September and December, taking them to a range of 2.25%-2.5%, as widely expected.

Portfolio Review

Relative performance results were due to negative sector allocation which countered positive stock selection. Selection across the energy and health care sectors was strong and outweighed the negative effects of holdings in the financials and information technology sectors that failed to keep pace with benchmark shares. During the latter half of the year, investors flocked to more bond proxy-like areas of the market, such as utilities, amid rising volatility, and our underweight in the sector, as well as an overweight in materials, detracted over the reporting period. In contrast, an overweight in financials contributed slightly to results during the reporting period.

Outlook

US investors endured a rocky 2018—the third down year in a decade—as monetary policy worldwide diverged, political uncertainty escalated and trade tensions flared. In the US, negative market returns took place amidst accelerated economic growth, fueled by tax cuts and increased government spending, while growth once again outpaced their value counterparts. We believe that many of last year’s burdens on performance—including trade tensions and political uncertainty—appear poised to increase market volatility in 2019. Furthermore, with the Fed in a quantitative tightening regime, we believe that debt-laden companies, formerly buoyed by low interest rates and a generally improving economy, face real challenges as investors once more appreciate the appeal of safer assets.

By our assessment, we do not see a recession in the US over the next 12 months; however we do believe volatility will remain somewhat elevated in this later cycle environment. With peak growth rates likely in the rear view mirror, we believe that market participants must determine how to position their investments for the prospects of decelerating economic and earnings growth. As slower growth can exacerbate market reactions to uncertainty, we continue to favor higher-quality companies that pay dividends to help dampen market swings. Rather than passively accepting market returns—particularly as reduced liquidity and less monetary stimulus filter into the markets—we favor an active approach and use a disciplined, valuation-based fundamental process to identify portfolio candidates.

48	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	–19.46%	–19.31%	0.27%	8.80%	10.11%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	–23.89%	–23.75%	–0.86%	8.19%	9.88%
AllianzGI NFJ Small-Cap Value Fund Class C	–19.72%	–19.85%	–0.47%	8.00%	9.29%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	–20.31%	–20.44%	–0.47%	8.00%	9.29%
AllianzGI NFJ Small-Cap Value Fund Class R	–19.59%	–19.52%	0.01%	8.53%	9.79%
AllianzGI NFJ Small-Cap Value Fund Class P	–19.39%	–19.16%	0.51%	9.07%	10.43%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	–19.33%	–19.03%	0.64%	9.23%	10.55%
AllianzGI NFJ Small-Cap Value Fund Class R6	–19.30%	–18.99%	0.70%	9.28%	10.61%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	–19.44%	–19.25%	0.40%	8.96%	10.23%
Russell 2000 Value Index	–17.36%	–12.86%	3.61%	10.40%	10.42%
Lipper Small-Cap Value Funds Average	–18.86%	–15.89%	1.69%	10.83%	8.53%

* Cumulative return

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.26% for Class A shares, 2.01% for Class C shares, 1.51 for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares, 0.86% for Class R6 shares and 1.16% for Administrative Class Shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.16% for Class A shares, 1.91% for Class C shares, 1.41 for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares, 0.76% for Class R6 shares and 1.06% for Administrative Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2018)

Banks	22.4%

Oil, Gas & Consumable Fuels	7.2%

Chemicals	4.9%

Machinery	4.8%

Insurance	4.6%

Capital Markets	4.5%

Equity Real Estate Investment Trusts (REITs)	4.4%

Construction & Engineering	3.2%

Other	44.2%

Cash & Equivalents — Net	–0.2%

Semiannual Report	| December 31, 2018	49

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$805.40	$802.80	$804.10	$806.10	$806.70	$807.00	$805.60

Expenses Paid During Period	$5.46	$8.86	$6.59	$4.32	$3.87	$3.64	$5.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,019.16	$1,015.38	$1,017.90	$1,020.42	$1,020.92	$1,021.17	$1,019.66

Expenses Paid During Period	$6.11	$9.91	$7.37	$4.84	$4.33	$4.08	$5.60

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.45% for Class R, 0.95% for Class P, 0.85% for Institutional Class, 0.80% for Class R6 and 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2018	51

Unaudited

AllianzGI Small-Cap Fund

For the period of July 1, 2018 through December 31, 2018, as provided by Kunal Ghosh, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Small-Cap Fund (the “Fund”) returned -15.60%, outperforming the Russell 2000 Index (the “benchmark”), which returned -17.35%.

Market Overview

Broader US equity markets posted losses over the period. In early October, the combination of elevated interest rates and investors’ hawkish interpretation of US Federal Reserve (“Fed”) Chairman Jerome Powell’s commentary on monetary policy provided the catalyst for the sharp selloff. Despite volatility in the equity markets, economic fundamentals were positive. Third quarter GDP grew at 3.4% and corporate earnings growth remained robust. The unemployment rate fell to its lowest level since 1969 and wages picked up, rising on a year-on-year basis. The benchmark, which is representative of US small-caps, underperformed the Russell 1000 large cap index by 9.9%. Within the small-cap universe, growth slightly outperformed value.

Portfolio Review

Security selection was the primary driver of outperformance, and sector allocation modestly detracted from returns. Stock picking was positive in the health care, energy and financials sectors, while weak selections in the consumer discretionary, information technology and industrials sectors were partly offsetting. Separately, the overweight to health care was a drag on performance while an underweight to materials was a slight positive.

A top contributor, Genomic Health Inc. provides genomic based diagnostic tests, allowing doctors to create individualized cancer treatment regiments. The stock rallied after the company reported better than expected sales for its diagnostic tests and strong overall earnings. The largest absolute detractor was premium watch provider Movado Group, Inc. The stock traded lower given investor concerns on a slowdown in consumer spending.

At the end of the period, the Fund was positioned with overweight allocations to the health care, consumer discretionary and consumer staples sectors. Real estate was the largest underweight position in the Fund, followed by the information technology and industrials sectors.

Outlook

For our 2019 outlook, we maintain the view that the current expansion should continue at a moderate pace. In our opinion, overall economic fundamentals appear solid given that financial conditions appear fair; employment conditions remains strong; and key manufacturing and service surveys flash expansionary numbers.

In regards to the sharp selloff in the fourth quarter, it is our view that it was primarily driven by higher interest rates and communication issues on the nuances of monetary policy. However, we have seen long term rates fall significantly from October highs, providing a more supportive environment for risk assets and equities. Further, Fed Chair Powell clarified that the Fed maintains a flexible approach with regards to monetary policy.

As for small-cap equities, we have seen significant contraction of the benchmark’s price-to-earnings multiple. This appears to be a negative two standard deviation event, which was seen previously in the tail-end of distressed environments. Overall, we believe that small-cap equities have absorbed a meaningful level of negative sentiment and the risk-reward outlook appears attractive.

The Fund combines three unique small-cap strategies in one investment, including a quantitative core, a fundamental growth and a managed volatility sleeve. Each individual small-cap sleeve is managed independently as a standalone portfolio by its respective portfolio management team, providing investors with access to a wide range of small-cap strategies in a single investment. We believe the Fund provides diversification benefits and may help reduce overall portfolio volatility through the combination of three separately managed small-cap portfolios.

52	December 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Small-Cap Fund Class A	–15.60%	–9.40%	4.89%	7.98%
AllianzGI Small-Cap Fund Class A (adjusted)	–20.25%	–14.38%	3.71%	6.88%
AllianzGI Small-Cap Fund Class C	–15.92%	–10.07%	4.10%	7.18%
AllianzGI Small-Cap Fund Class C (adjusted)	–16.68%	–10.89%	4.10%	7.18%
AllianzGI Small-Cap Fund Class P	–15.50%	–9.17%	5.14%	8.25%
AllianzGI Small-Cap Fund Institutional Class	–15.44%	–9.06%	5.25%	8.36%
AllianzGI Small-Cap Fund Class R6	–15.44%	–9.04%	5.29%	8.41%
Russell 2000 Index	–17.35%	–11.01%	4.41%	7.23%
Lipper Small-Cap Core Funds Average	–16.69%	–12.66%	3.41%	6.41%

* Cumulative return

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.03% for Class P shares, 0.93% for Institutional Class shares and 0.88% for Class R6 shares. Theses ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class C shares, 0.93% for Class P shares, 0.83% for Institutional Class shares and 0.78% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of December 31, 2018)

HealthCare Equipment & Supplies	7.4%

Software	6.6%

Biotechnology	5.8%

HealthCare Providers & Services	4.8%

Thrifts & Mortgage Finance	3.9%

Banks	3.9%

Life Sciences Tools & Services	3.9%

Textiles, Apparel & Luxury Goods	3.8%

Other	58.1%

Cash & Equivalents - Net	1.8%

Semiannual Report	| December 31, 2018	53

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6*

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$844.00	$840.80	$845.00	$845.60	$845.60

Expenses Paid During Period	$5.53	$9.00	$4.37	$3.91	$2.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6*

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,019.21	$1,015.43	$1,020.47	$1,020.97	$1,021.22

Expenses Paid During Period	$6.06	$9.86	$4.79	$4.28	$4.02

*Class R6 commenced operations on August 22, 2018. The Actual expense example for Class R6 is based on the period since inception; the actual expense example for Class A, Class C, Class R, Class P, and Institutional Class, and the Hypothetical expense example are based on the period beginning July 1, 2018. If the Hypothetical expense example for Class R6 had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been: $1,015.11 and $2.86, respectively.

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.19% for Class A, 1.94% for Class C, 0.94% for Class P, 0.84% for Institutional Class and 0.79% for Class R6), multiplied by the average account value over the period, multiplied by 184 (131 for Class R6)/365 for the Actual expense example and 184/365 for the Hypothetical expense example.

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AllianzGI Technology Fund

For the period of July 1, 2018 to December 31, 2018, as provided by Huachen Chen, CFA and Walter C. Price, Jr., CFA, Senior Portfolio Managers.

Fund Insights

For the six-month period ended December 31, 2018, Class A shares at net asset value (“NAV”), of the AllianzGI Technology Fund (the “Fund”) returned -9.98%, outperforming the S&P North American Technology Sector Index (the “benchmark”), which returned -10.51%.

Market Overview

Global equities fell sharply over the second half of 2018, with many markets entering bear territory (defined as a drop of at least 20% from a recent peak) in the fourth quarter. In general, markets continued to ratchet higher during the third quarter, but a sudden rise in bond yields at the start of October sent stocks into reverse. The sell-off intensified as worries over the impact of higher tariffs and the outlook for global growth added to concerns. Politics also unsettled investors, with a US government shutdown and continued uncertainty over Brexit.

Technology stocks underperformed the broader equity market over the period. Hardware was the hardest hit sub-segment within tech, and the pressure was nearly all attributable to the stock of Apple, Inc. Reports of poor sell-through and production cuts of the most recently introduced iPhone models weighed on the shares. The semiconductor segment was volatile amid the issues with Apple and news surrounding US-China trade negotiations held at the beginning of December. Meanwhile, the FAANG (Facebook, Apple, Amazon, Netflix, Google/Alphabet) complex fell on mixed earnings results and a broad de-risking environment.

Portfolio Review

The primary drivers of the Fund’s relative performance included overweight positions in some high-growth software companies such as Workday, Inc., MongoDB, Inc. and Paycom Software, Inc. Despite the sharp sell-off in the fourth quarter, these stocks performed well during the six-month period due to higher demand for their innovative product offerings, which led to consistently strong revenue and earnings growth. Additionally, an underweight to Facebook, Inc. helped relative performance.

Conversely, an overweight position in NetApp, Inc. detracted from relative performance. Despite the weaker near-term revenue guidance, we believe the company remains well-positioned for attractive long term growth. DXC Technology Co. was also a detractor as the company faced challenges staffing its sales team, which led to slower revenue growth. We believe the company is resolving this issue via a recent acquisition. Other detractors included an overweight position in Proofpoint, Inc. and not owning Cisco Systems, Inc.

The core of our investment process is the identification of major themes impacting the technology sector and investing in the primary beneficiaries/drivers of these trends. We maintain our conviction in the core secular growth names in the Fund, but we are also attentive to present market conditions and valuations.

Outlook

Despite the recent market volatility, our view is that technology is well-positioned to remain a major driver of market returns. The ongoing digital transformation among corporations should continue to drive growth in information technology spending. Feedback from our discussions with company management teams, as well as management surveys from multiple sources, indicate that companies across the economy are turning to technology solutions to increase revenue, improve productivity, and enhance operating efficiency.

We continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets – especially for bottom-up stock pickers. In our opinion, the growth in technology is coming from the creation of new markets, rather than simply GDP growth. We believe investors need to find companies generating organic growth by creating new markets or effecting significant change on old markets. Industries such as automobiles, advertising, security, retail, and manufacturing are all being shaped and transformed by advances in technology.

We are seeing an ongoing wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions.

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AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	–9.98%	5.25%	13.79%	18.68%	13.46%
AllianzGI Technology Fund Class A (adjusted)	–14.93%	–0.54%	12.50%	18.01%	13.18%
AllianzGI Technology Fund Class C	–10.31%	4.47%	12.94%	17.80%	12.61%
AllianzGI Technology Fund Class C (adjusted)	–10.97%	3.71%	12.94%	17.80%	12.61%
AllianzGI Technology Fund Class P	–9.86%	5.52%	14.07%	18.98%	13.83%
AllianzGI Technology Fund Institutional Class	–9.81%	5.62%	14.19%	19.10%	13.95%
AllianzGI Technology Fund Administrative Class	–9.93%	5.35%	13.90%	18.81%	13.66%
S&P North American Technology Sector Index	–10.51%	2.88%	15.32%	19.14%	10.35%
NASDAQ Composite Index	–11.16%	–2.84%	10.97%	16.76%	9.05%
Lipper Global Science & Technology Funds Average	–14.55%	–5.45%	12.48%	17.28%	10.23%

* Cumulative return

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.57% for Class A shares, 2.32% for Class C shares, 1.32% for Class P shares, 1.22% for Institutional Class shares and 1.47% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2018, as supplemented to date.

Cumulative Returns Through December 31, 2018

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of December 31, 2018)

Software	34.7%

IT Services	18.9%

Interactive Media & Services	8.9%

Internet & Direct Marketing Retail	7.9%

Semiconductors & Semiconductor Equipment	7.1%

Technology Hardware, Storage & Peripherals	6.8%

Communications Equipment	2.3%

Other	3.4%

Securities Sold Short*	–0.1%

Cash & Equivalents — Net	10.1%

*	Table below details the industry allocation for securities sold short

Industry/Sectors - Securities Sold Short

Semiconductors & Semiconductor Equipment	–0.1%

IT Services	0.0%

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AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$900.20	$896.90	$901.40	$901.90	$900.70

Expenses Paid During Period	$6.99	$10.57	$5.80	$5.32	$6.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/18)	$1,017.85	$1,014.06	$1,019.11	$1,019.61	$1,018.35

Expenses Paid During Period	$7.43	$11.22	$6.16	$5.65	$6.92

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C, 1.21% for Class P, 1.11% for Institutional Class and 1.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13), AllianzGI NFJ Small-Cap Value (12/13), AllianzGI NFJ Mid Cap Value (12/17) and AllianzGI Small-Cap (8/18). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the fees and expenses paid by the newer class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

“Cash & Equivalents — Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

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Proxy Voting

Allianz Global Investors U.S. LLC (the “Investment Adviser”) has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Investment Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Effective for periods ending from and after March 31, 2019, this information will no longer be filed on Form N-Q and instead will be filed on Form N-PORT.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, the Investment Adviser develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

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Important Information (cont’d)

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

ICE BofA Merrill Lynch All Convertibles Index	The ICE BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Merrill Lynch US High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Chicago Board Options Exchange (CBOE) Volatility Index (VIX)	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World ex-USA Index (Also known as MSCI ACWI ex-USA Index)	The MSCI All Country World Index (ACWI) ex-USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

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Benchmark Descriptions (cont’d)

Index	Description
MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across Developed Markets countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard.

MSCI World Health Care Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies based on total market capitalization.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the US equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of the especially large-cap segment of the US equity universe. It includes those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology and internet-related stocks.

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Schedule of Investments

December 31, 2018 (unaudited)

AllianzGI Emerging Markets

Opportunities Fund

	Shares	Value

Common Stock—91.7%

Brazil—1.6%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	172,700	$1,393,689
IRB Brasil Resseguros S.A.	52,900	1,139,143
Porto Seguro S.A.	175,576	2,363,810

		4,896,642

China—29.9%
Alibaba Group Holding Ltd. ADR (e)	67,700	9,279,639
Anhui Conch Cement Co., Ltd., Class H	1,416,000	6,847,452
China Merchants Bank Co., Ltd., Class H	3,125,500	11,413,676
China Petroleum & Chemical Corp., Class H	2,296,000	1,636,610
China Shenhua Energy Co., Ltd., Class H	2,084,500	4,546,180
China Tower Corp. Ltd., Class H (a)(e)	12,340,000	2,333,509
China Vanke Co., Ltd., Class H	1,240,000	4,199,429
CNOOC Ltd.	2,501,000	3,852,347
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	272,000	973,602
Hengan International Group Co., Ltd.	341,500	2,479,416
Industrial & Commercial Bank of China Ltd., Class H	4,836,000	3,439,651
Lenovo Group Ltd.	12,972,000	8,763,067
Maanshan Iron & Steel Co., Ltd., Class H	4,718,000	2,081,500
Ping An Insurance Group Co. of China Ltd., Class H	551,500	4,865,341
Tencent Holdings Ltd.	579,600	23,230,555
Weichai Power Co., Ltd., Class H	4,117,000	4,713,381

		94,655,355

Hong Kong—3.4%
CK Asset Holdings Ltd.	403,500	2,952,238
Hang Seng Bank Ltd.	166,700	3,734,286
Link REIT	388,000	3,933,436

		10,619,960

India—13.0%
GAIL India Ltd. (e)	381,402	1,961,408
HDFC Bank Ltd. ADR	40,800	4,226,472
Hindustan Unilever Ltd.	359,460	9,357,255
Infosys Ltd.	837,202	7,917,957
Jubilant Foodworks Ltd.	219,526	3,939,630
Tata Consultancy Services Ltd.	328,431	8,913,356
Tech Mahindra Ltd. (e)	459,774	4,751,889

		41,067,967

Indonesia—1.5%
Bank Central Asia Tbk PT	2,568,100	4,644,276

Korea (Republic of)—12.4%
KB Financial Group, Inc. (e)	113,316	4,727,182
LG Uplus Corp.	433,102	6,844,824
Lotte Chemical Corp.	12,671	3,150,416
POSCO	39,136	8,560,279

	Shares	Value
Samsung Electronics Co., Ltd.	352,168	$12,259,562
SK Hynix, Inc. (e)	67,783	3,695,290

		39,237,553

Malaysia—1.8%
Public Bank Bhd.	958,000	5,735,306

Mexico—1.4%
Grupo Financiero Banorte S.A.B de C.V., Class O	924,300	4,511,970

Peru—3.8%
Credicorp Ltd.	54,796	12,146,629

Russian Federation—5.7%
Alrosa PJSC (c)(d)(e)	1,880,400	2,673,064
LUKOIL PJSC ADR	216,712	15,460,234

		18,133,298

South Africa—1.4%
Exxaro Resources Ltd.	133,117	1,284,144
Sasol Ltd.	104,634	3,109,356

		4,393,500

Taiwan—8.9%
Cathay Financial Holding Co., Ltd.	4,469,000	6,841,278
Chlitina Holding Ltd.	228,000	1,908,346
CTBC Financial Holding Co., Ltd.	1,223,000	804,408
Formosa Chemicals & Fibre Corp.	1,816,000	6,212,612
Radiant Opto-Electronics Corp.	588,000	1,623,552
Taiwan Cement Corp.	1,541,000	1,778,640
Taiwan Semiconductor Manufacturing Co., Ltd.	1,040,000	7,551,678
Uni-President Enterprises Corp.	561,000	1,272,717

		27,993,231

Thailand—1.4%
Krung Thai Bank PCL (c)(d)	3,006,100	1,773,644
Land & Houses PCL (c)(d)	4,252,700	1,294,686
PTT Exploration & Production PCL (c)(d)	423,600	1,470,050

		4,538,380

Turkey—3.4%
Eregli Demir ve Celik Fabrikalari TAS	816,727	1,110,398
Petkim Petrokimya Holding AS	2,002,296	1,902,758
Turk Hava Yollari AO (e)	2,587,859	7,853,968

		10,867,124

United Kingdom—1.0%
Mondi PLC	146,644	3,054,261

United States—1.1%
AutoZone, Inc. (e)	4,000	3,353,360

Total Common Stock (cost—$298,974,105)		289,848,812

Preferred Stock—5.9%

Brazil—4.5%
Banco Bradesco S.A.	486,500	4,842,948
Banco do Estado do Rio Grande do Sul S.A., Class B	251,700	1,439,885

	Shares	Value
Cia Paranaense de Energia (e)	368,000	$2,895,934
Itau Unibanco Holding S.A.	531,600	4,865,270

		14,044,037

Russian Federation—1.4%
Surgutneftegas PJSC (c)(d)	7,848,124	4,473,431

Total Preferred Stock (cost—$17,666,086)		18,517,468

	Principal Amount (000s)

Repurchase Agreements—1.6%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $5,055,140; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $5,157,124 including accrued interest

(cost—$5,055,000)	$5,055	5,055,000

Total Investments (cost—$321,695,191)—99.2%		313,421,280

Other assets less liabilities—0.8%		2,637,498

Net Assets—100.0%		$316,058,778

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $2,333,509, representing 0.7% of net assets.

(b) Securities with an aggregate value of $245,170,269, representing 77.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $11,684,875, representing 3.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	65

Schedule of Investments

December 31, 2018 (unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	21.6%
Oil, Gas & Consumable Fuels	10.4%
Interactive Media & Services	7.4%
IT Services	6.8%
Technology Hardware, Storage & Peripherals	6.7%
Insurance	4.8%
Metals & Mining	4.6%
Chemicals	4.5%
Semiconductors & Semiconductor Equipment	4.1%
Household Products	3.0%
Internet & Direct Marketing Retail	2.9%
Diversified Telecommunication Services	2.9%
Construction Materials	2.7%
Real Estate Management & Development	2.7%
Airlines	2.5%
Machinery	1.5%
Personal Products	1.4%
Hotels, Restaurants & Leisure	1.2%
Equity Real Estate Investment Trusts (REITs)	1.2%
Specialty Retail	1.1%
Paper & Forest Products	1.0%
Electric Utilities	0.9%
Gas Utilities	0.6%
Water Utilities	0.4%
Food Products	0.4%
Pharmaceuticals	0.3%
Repurchase Agreements	1.6%
Other assets less liabilities	0.8%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value

Common Stock—99.6%

Aerospace & Defense—3.3%
Lockheed Martin Corp.	115,052	$30,125,216

Banks—1.9%
SVB Financial Group (a)	88,895	16,882,938

Beverages—1.6%
Constellation Brands, Inc., Class A	91,943	14,786,273

Biotechnology—2.7%
Heron Therapeutics, Inc. (a)	372,660	9,666,800
Vertex Pharmaceuticals, Inc. (a)	90,780	15,043,154

		24,709,954

Capital Markets—2.3%
Cboe Global Markets, Inc.	95,080	9,301,677
MSCI, Inc.	75,645	11,152,342

		20,454,019

Chemicals—1.4%
DowDuPont, Inc.	239,575	12,812,471

Communications Equipment—1.1%
Arista Networks, Inc. (a)	46,000	9,692,200

Construction Materials—1.2%
Vulcan Materials Co.	113,595	11,223,186

Electrical Equipment—0.2%
Bloom Energy Corp., Class A (a)	212,895	2,124,692

Healthcare Equipment & Supplies—1.7%
Boston Scientific Corp. (a)	424,860	15,014,552

Healthcare Providers & Services—11.7%
Anthem, Inc.	120,515	31,650,854
CVS Health Corp.	451,090	29,555,417
UnitedHealth Group, Inc.	182,190	45,387,173

		106,593,444

Interactive Media & Services—7.0%
Alphabet, Inc., Class A (a)	24,534	25,637,049
Facebook, Inc., Class A (a)	132,590	17,381,223
Tencent Holdings Ltd. ADR	515,655	20,352,903

		63,371,175

Internet & Direct Marketing Retail—7.2%
Amazon.com, Inc. (a)	43,432	65,233,561

IT Services—13.5%
Mastercard, Inc., Class A	137,200	25,882,780
PayPal Holdings, Inc. (a)	360,155	30,285,434
Square, Inc. Class A (a)	336,050	18,849,044
Visa, Inc., Class A	358,885	47,351,287

		122,368,545

Life Sciences Tools & Services—2.4%
Agilent Technologies, Inc.	318,415	21,480,276

Machinery—2.5%
Fortive Corp.	333,410	22,558,521

Oil, Gas & Consumable Fuels—1.2%
EOG Resources, Inc.	127,630	11,130,612

Personal Products—1.3%
Estee Lauder Cos., Inc., Class A	90,720	11,802,672

Pharmaceuticals—2.2%
Zoetis, Inc.	237,435	20,310,190

Road & Rail—3.6%
Union Pacific Corp.	238,165	32,921,548

	Shares	Value

Semiconductors & Semiconductor Equipment—1.6%
NVIDIA Corp.	106,465	$14,213,078

Software—13.5%
Microsoft Corp.	503,200	51,110,024
Salesforce.com, Inc. (a)	313,880	42,992,144
ServiceNow, Inc. (a)	157,985	28,129,229

		122,231,397

Specialty Retail—7.6%
Burlington Stores, Inc. (a)	214,420	34,879,701
Floor & Decor Holdings, Inc., Class A (a)	102,315	2,649,959
Home Depot, Inc.	183,878	31,593,918

		69,123,578

Technology Hardware, Storage & Peripherals—5.2%
Apple, Inc.	297,565	46,937,903

Trading Companies & Distributors—1.7%
United Rentals, Inc. (a)	147,115	15,083,701

Total Common Stock (cost—$649,125,640)		903,185,702

	Principal Amount (000s)

Repurchase Agreements—0.7%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $6,043,168; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $6,165,804 including accrued interest

(cost—$6,043,000)	$6,043	6,043,000

Total Investments (cost—$655,168,640)—100.3%		909,228,702

Liabilities in excess of other assets—(0.3)%		(2,413,377)

Net Assets—100.0%		$906,815,325

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

66	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

AllianzGI Global Natural Resources Fund

	Shares	Value

Common Stock—98.4%

Australia—6.1%
BHP Group Ltd.	25,569	$618,029
South32 Ltd.	71,874	170,975

		789,004

Canada—6.4%
Enbridge, Inc.	9,009	279,865
Nutrien Ltd.	4,207	197,592
Suncor Energy, Inc.	10,421	291,059
Teck Resources Ltd., Class B	3,135	67,490

		836,006

Denmark—0.9%
Vestas Wind Systems A/S	1,456	110,217

France—6.3%
Air Liquide S.A.	2,380	295,538
Total S.A.	9,997	527,293

		822,831

Germany—1.1%
HeidelbergCement AG	2,235	137,000

Japan—0.8%
Shin-Etsu Chemical Co., Ltd.	1,400	107,566

United Kingdom—15.7%
BP PLC	84,322	533,057
Rio Tinto PLC	10,354	495,878
Royal Dutch Shell PLC, Class A	18,784	552,866
Royal Dutch Shell PLC, Class B	15,035	449,509

		2,031,310

United States—61.1%
Air Products & Chemicals, Inc.	1,970	315,298
Albemarle Corp.	1,295	99,806
Anadarko Petroleum Corp.	1,935	84,830
Berry Global Group, Inc. (c)	4,525	215,073
Cabot Oil & Gas Corp.	5,265	117,673
CF Industries Holdings, Inc.	2,560	111,386
Chevron Corp.	7,560	822,452
Concho Resources, Inc. (b)(c)	1,890	194,273
ConocoPhillips	6,875	428,656
Continental Resources, Inc. (c)	3,175	127,603
Diamondback Energy, Inc.	1,875	173,813
DowDuPont, Inc.	5,110	273,283
Ecolab, Inc. (b)	2,175	320,486
EOG Resources, Inc.	4,280	373,259
Exxon Mobil Corp.	12,620	860,558
FMC Corp.	2,190	161,972
HollyFrontier Corp.	1,260	64,411
Kansas City Southern	1,830	174,674
Kinder Morgan, Inc.	17,355	266,920
Linde PLC	2,650	413,506
Marathon Oil Corp.	16,205	232,380
Marathon Petroleum Corp.	3,780	223,058
Mosaic Co.	3,125	91,281
Occidental Petroleum Corp.	6,135	376,566
Parsley Energy, Inc., Class A (c)	3,010	48,100
Phillips 66	2,120	182,638
Pioneer Natural Resources Co.	1,243	163,479
Sherwin-Williams Co.	560	220,338
SM Energy Co.	3,745	57,973
Union Pacific Corp.	1,820	251,579
Valero Energy Corp.	2,185	163,809
Williams Cos., Inc.	11,825	260,741
WPX Energy, Inc. (c)	5,500	62,425

		7,934,299

Total Common Stock (cost—$13,603,376)		12,768,233

	Shares	Value

Exchange-Traded Funds—1.7%
VanEck Vectors Gold Miners (cost—$211,170)	10,580	$223,132

	Principal Amount (000s)

Repurchase Agreements—0.8%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $110,003; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $113,724 including accrued interest

(cost—$110,000)	$110	110,000

Total Investments (cost—$13,924,546) (a)—100.9%		13,101,365

Liabilities in excess of other assets—(0.9)%		(111,613)

Net Assets—100.0%		$12,989,752

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,997,928, representing 30.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no open options written at December 31, 2018, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	61.0%
Chemicals	20.1%
Metals & Mining	10.4%
Road & Rail	3.3%
Exchange-Traded Funds	1.7%
Containers & Packaging	1.7%
Construction Materials	1.1%
Electrical Equipment	0.8%
Repurchase Agreements	0.8%
Liabilities in excess of other assets	(0.9)%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value

Common Stock—98.2%

Australia—2.2%
ALS Ltd.	59,715	$285,315
Beach Energy Ltd.	241,166	227,856
Boral Ltd.	125,634	437,208
Challenger Ltd.	49,177	328,779
Downer EDI Ltd.	105,257	501,384
Eclipx Group Ltd.	190,420	326,296
GUD Holdings Ltd.	43,330	343,307
Santos Ltd.	71,443	275,529
WorleyParsons Ltd.	15,900	127,707

		2,853,381

Austria—2.2%
ANDRITZ AG	16,137	741,109
Schoeller-Bleckmann Oilfield Equipment AG	8,213	538,903
UNIQA Insurance Group AG	92,017	828,794
Wienerberger AG	38,109	786,442

		2,895,248

China—0.4%
China Everbright Greentech Ltd. (a)	438,488	311,847
Zhejiang Dingli Machinery Co., Ltd., Class A	24,874	204,365

		516,212

Denmark—2.4%
Ambu A/S, Class B	29,910	722,549
FLSmidth & Co. A/S	15,502	699,214
ISS A/S	25,758	721,141
SimCorp A/S	15,364	1,053,682

		3,196,586

Finland—0.3%
Huhtamaki Oyj	12,727	393,817

France—2.4%
Ingenico Group S.A.	12,021	681,920
Korian S.A.	25,218	897,522
Nexity S.A.	18,006	812,951
Sartorius Stedim Biotech	8,111	812,068

		3,204,461

Germany—3.6%
Aareal Bank AG	27,382	845,476
alstria office REIT-AG REIT	63,769	892,812
Bechtle AG	10,651	829,658
CANCOM SE	22,033	723,108
Hella GmbH & Co. KGaA	17,356	695,110
TLG Immobilien AG	28,632	792,123

		4,778,287

Hong Kong—0.7%
Johnson Electric Holdings Ltd.	173,000	352,870
Techtronic Industries Co., Ltd.	74,500	395,346
VTech Holdings Ltd.	20,300	168,375

		916,591

Indonesia—0.3%
Jasa Marga Persero Tbk PT	1,194,500	355,810

Italy—1.2%
Buzzi Unicem SpA	44,768	772,169
De’ Longhi SpA	30,785	779,877

		1,552,046

Japan—13.1%
Aozora Bank Ltd.	23,800	709,356
COMSYS Holdings Corp.	58,300	1,422,771

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	67

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value
Hitachi Transport System Ltd.	54,700	$1,554,829
Ichigo, Inc.	107,600	311,766
IHI Corp.	8,900	245,121
Itochu Techno-Solutions Corp.	64,300	1,245,139
KH Neochem Co., Ltd.	14,400	302,910
Kobe Bussan Co., Ltd.	21,900	645,101
Link And Motivation, Inc.	22,800	174,955
Lion Corp.	47,700	985,840
Maruwa Co., Ltd.	10,800	552,321
Mitsubishi UFJ Lease & Finance Co., Ltd.	204,800	981,611
Miura Co., Ltd.	16,600	377,059
Nichirei Corp.	13,300	364,020
Nippon Shinyaku Co., Ltd.	11,200	709,872
Oji Holdings Corp.	51,200	261,603
Okamura Corp.	118,900	1,534,453
OSAKA Titanium Technologies Co., Ltd.	20,100	305,875
Pigeon Corp.	9,200	392,405
Rengo Co., Ltd.	203,100	1,602,436
Rohto Pharmaceutical Co., Ltd.	36,900	1,007,192
Sanyo Special Steel Co., Ltd.	18,700	394,878
Sojitz Corp.	161,000	557,494
Ube Industries Ltd.	33,800	683,549

		17,322,556

Korea (Republic of)—0.3%
DB Insurance Co., Ltd.	5,512	347,143

Netherlands—0.6%
ASR Nederland NV	21,538	852,236

Norway—1.1%
Elkem ASA (a)(c)	261,706	670,791
Storebrand ASA	110,104	785,462

		1,456,253

Singapore—0.3%
Frasers Centrepoint Trust	98,200	156,274
Venture Corp., Ltd.	23,500	241,270

		397,544

Spain—0.5%
Unicaja Banco S.A. (a)	542,981	716,508

Sweden—0.7%
AAK AB	67,239	932,599

Switzerland—2.3%
Galenica AG (a)(c)	20,963	923,411
Georg Fischer AG	722	579,246
Interroll Holding AG	558	824,342
OC Oerlikon Corp. AG (c)	67,741	762,777

		3,089,776

Taiwan—0.3%
ASPEED Technology, Inc.	7,000	134,561
Ennoconn Corp.	31,113	248,371

		382,932

United Kingdom—4.8%
ASOS PLC (c)	14,195	412,091
Auto Trader Group PLC (a)	175,057	1,015,924
Genus PLC	31,189	853,110
HomeServe PLC	82,136	907,265
Intermediate Capital Group PLC	62,970	751,119
Moneysupermarket.com Group PLC	228,494	802,236
RPC Group PLC	35,764	297,318
Senior PLC	42,099	101,767
Spectris PLC	16,212	471,135
Tullow Oil PLC (c)	354,380	805,680

		6,417,645

	Shares	Value

United States—58.5%
AAR Corp.	15,209	$567,904
Air Lease Corp.	22,132	668,608
Air Transport Services Group, Inc. (c)	37,089	846,000
Alcoa Corp. (c)	5,956	158,310
Allegheny Technologies, Inc. (c)	20,828	453,426
Ameris Bancorp	13,885	439,738
Avanos Medical, Inc. (c)	10,651	477,058
Bio-Rad Laboratories, Inc., Class A (c)	5,859	1,360,577
Bluebird Bio, Inc. (c)	3,830	379,936
Boingo Wireless, Inc. (c)	31,623	650,485
Bright Horizons Family Solutions, Inc. (c)	11,257	1,254,593
Brink’s Co.	10,240	662,016
Brown & Brown, Inc.	53,319	1,469,472
Calavo Growers, Inc.	7,339	535,453
Callaway Golf Co.	26,144	400,003
Callon Petroleum Co. (c)	97,566	633,203
Carter’s, Inc.	7,461	608,967
Catalent, Inc. (c)	4,992	155,651
CBIZ, Inc. (c)	44,926	885,042
CenterState Bank Corp.	24,250	510,220
Charles River Laboratories International, Inc. (c)	8,450	956,371
Chart Industries, Inc. (c)	22,253	1,447,113
Children’s Place, Inc.	3,346	301,441
Churchill Downs, Inc.	4,805	1,172,132
Columbus McKinnon Corp.	21,083	635,442
Dine Brands Global, Inc.	16,487	1,110,235
Dolby Laboratories, Inc., Class A	17,129	1,059,257
Encompass Health Corp.	11,711	722,569
Envestnet, Inc. (c)	11,898	585,263
EPAM Systems, Inc. (c)	7,075	820,771
Equity LifeStyle Properties, Inc. REIT	14,823	1,439,758
Everbridge, Inc. (c)	17,349	984,729
Exact Sciences Corp. (c)	9,440	595,664
First Industrial Realty Trust, Inc. REIT	50,417	1,455,035
First Merchants Corp.	21,002	719,738
Five9, Inc. (c)	22,094	965,950
G-III Apparel Group Ltd. (c)	15,733	438,793
Green Dot Corp., Class A (c)	8,597	683,633
Hanover Insurance Group, Inc.	13,990	1,633,612
Harsco Corp. (c)	38,706	768,701
HealthEquity, Inc. (c)	6,731	401,504
Hill-Rom Holdings, Inc.	8,548	756,925
Immunomedics, Inc. (c)	22,020	314,225
Ingevity Corp. (c)	15,007	1,255,936
Insulet Corp. (c)	11,698	927,885
KAR Auction Services, Inc.	15,529	741,044
Keysight Technologies, Inc. (c)	9,157	568,466
Kilroy Realty Corp. REIT	20,927	1,315,890
Kinsale Capital Group, Inc.	30,356	1,686,579
Kratos Defense & Security Solutions, Inc. (c)	50,452	710,869
Lamb Weston Holdings, Inc.	22,187	1,632,076
Ligand Pharmaceuticals, Inc. (c)	4,898	664,659
LPL Financial Holdings, Inc.	31,220	1,906,918
Madison Square Garden Co., Class A (c)	2,640	706,728
Merit Medical Systems, Inc. (c)	23,042	1,285,974
Monolithic Power Systems, Inc.	7,268	844,905
Neurocrine Biosciences, Inc. (c)	4,215	300,993

	Shares	Value
Nexstar Media Group, Inc., Class A	11,015	$866,220
NRG Energy, Inc.	42,962	1,701,295
Omnicell, Inc. (c)	17,392	1,065,086
Pacific Premier Bancorp, Inc. (c)	17,056	435,269
Penn Virginia Corp. (c)	9,162	495,298
Performance Food Group Co. (c)	20,145	650,079
Pool Corp.	5,750	854,737
PRA Health Sciences, Inc. (c)	8,813	810,443
Preferred Bank	13,162	570,573
Primo Water Corp. (c)	56,073	785,583
ProPetro Holding Corp. (c)	59,474	732,720
PTC, Inc. (c)	9,365	776,358
R1 RCM, Inc. (c)	88,357	702,438
Rapid7, Inc. (c)	22,287	694,463
RealPage, Inc. (c)	10,073	485,418
Retail Opportunity Investments Corp.	45,269	718,872
Rosetta Stone, Inc. (c)	33,853	555,189
Sarepta Therapeutics, Inc. (c)	4,466	487,375
Service Corp. International	40,339	1,624,048
Simply Good Foods Co. (c)	77,910	1,472,499
STAG Industrial, Inc. REIT	55,792	1,388,105
Strategic Education, Inc.	6,538	741,540
Supernus Pharmaceuticals, Inc. (c)	9,336	310,142
Tabula Rasa HealthCare, Inc. (c)	7,999	510,016
Teladoc, Inc. (c)	12,240	606,737
Tetra Tech, Inc.	18,991	983,164
Texas Roadhouse, Inc.	16,535	987,139
TPI Composites, Inc. (c)	20,979	515,664
Tyler Technologies, Inc. (c)	3,017	560,619
Universal Display Corp.	3,789	354,537
WellCare Health Plans, Inc. (c)	3,370	795,623
West Pharmaceutical Services, Inc.	4,686	459,369
Western Alliance Bancorp (c)	25,903	1,022,909
WEX, Inc. (c)	5,979	837,419
WildHorse Resource Development Corp. (c)	34,638	488,742
Willscot Corp. (c)	50,062	471,584
Yext, Inc. (c)	26,456	392,872
Zendesk, Inc. (c)	13,655	797,042
Zynga, Inc., Class A (c)	267,230	1,050,214

		77,391,845

Total Common Stock (cost—$126,874,172)		129,969,476

Preferred Stock—0.5%

Germany—0.5%
Jungheinrich AG (cost—$731,631)	24,157	633,153

68	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

	Principal Amount (000s)	Value

Repurchase Agreements—1.3%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $1,674,047; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $1,710,800 including accrued interest

(cost—$1,674,000)	$1,674	$1,674,000

Total Investments (cost—$129,279,803) (b)—100.0%		132,276,629

Other assets less liabilities—0.0%		34,896

Net Assets—100.0%		$132,311,525

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,638,481, representing 2.7% of net assets.

(b) Securities with an aggregate value of $52,357,674, representing 39.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	5.7%
Equity Real Estate Investment Trusts (REITs)	5.6%
Software	5.5%
Machinery	5.5%
Commercial Services & Supplies	4.6%
Banks	3.9%
Food Products	3.7%
Healthcare Equipment & Supplies	3.5%
IT Services	3.4%
Life Sciences Tools & Services	3.0%
Diversified Consumer Services	2.7%
Biotechnology	2.7%
Electronic Equipment, Instruments & Components	2.7%
Healthcare Providers & Services	2.7%
Hotels, Restaurants & Leisure	2.5%
Pharmaceuticals	2.3%
Oil, Gas & Consumable Fuels	2.2%
Chemicals	2.2%
Capital Markets	2.0%
Construction & Engineering	2.0%
Entertainment	1.7%
Containers & Packaging	1.7%
Healthcare Technology	1.7%
Independent Power Producers & Energy Traders	1.5%
Construction Materials	1.5%
Real Estate Management & Development	1.4%
Road & Rail	1.2%
Energy Equipment & Services	1.1%
Aerospace & Defense	1.0%
Household Products	1.0%
Professional Services	1.0%
Semiconductors & Semiconductor Equipment	1.0%
Metals & Mining	1.0%
Diversified Financial Services	1.0%
Food & Staples Retailing	1.0%
Trading Companies & Distributors	0.9%
Internet & Direct Marketing Retail	0.9%
Household Durables	0.9%
Textiles, Apparel & Luxury Goods	0.8%
Auto Components	0.8%
Interactive Media & Services	0.8%
Consumer Finance	0.8%
Electrical Equipment	0.7%
Media	0.7%
Distributors	0.6%
Air Freight & Logistics	0.6%
Thrifts & Mortgage Finance	0.6%
Beverages	0.6%
Wireless Telecommunication Services	0.5%
Leisure Equipment & Products	0.3%
Transportation Infrastructure	0.3%
Specialty Retail	0.2%
Paper & Forest Products	0.2%
Technology Hardware, Storage & Peripherals	0.2%
Communications Equipment	0.1%
Repurchase Agreements	1.3%
Other assets less liabilities	0.0%

100.0%

AllianzGI Health Sciences Fund

	Shares	Value

Common Stock—98.1%

Biotechnology—15.4%
Alnylam Pharmaceuticals, Inc. (d)	4,300	$313,513
Amgen, Inc.	15,480	3,013,492
Arena Pharmaceuticals, Inc. (d)	10,090	393,006
Argenx SE ADR (d)	4,150	398,691
Autolus Therapeutics PLC ADR (d)	11,480	377,003
BeiGene Ltd. ADR (d)	4,865	682,365
Biogen, Inc. (d)	6,008	1,807,927
BioMarin Pharmaceutical, Inc. (d)	21,909	1,865,551
Bluebird Bio, Inc. (d)	3,400	337,280
Celgene Corp. (d)	11,600	743,444
CytomX Therapeutics, Inc. (d)	25,104	379,070
Exact Sciences Corp. (d)	10,000	631,000
Gilead Sciences, Inc.	43,711	2,734,123
Heron Therapeutics, Inc. (d)	74,835	1,941,220
Immunomedics, Inc. (d)	17,100	244,017
Invitae Corp. (d)	77,505	857,205
Iovance Biotherapeutics, Inc. (d)	49,015	433,783
Neurocrine Biosciences, Inc. (d)	13,805	985,815
Proteostasis Therapeutics, Inc. (d)	22,410	72,608
Sarepta Therapeutics, Inc. (d)	6,115	667,330
Vertex Pharmaceuticals, Inc. (d)	19,245	3,189,089

		22,067,532

Healthcare Equipment & Supplies—18.3%
Abbott Laboratories	71,863	5,197,851
Align Technology, Inc. (d)	3,080	645,044
Baxter International, Inc.	9,806	645,431
Boston Scientific Corp. (d)	120,937	4,273,914
DENTSPLY SIRONA, Inc.	31,805	1,183,464
DexCom, Inc. (d)	9,075	1,087,185
Edwards Lifesciences Corp. (d)	6,655	1,019,346
Glaukos Corp. (d)	11,810	663,368
Insulet Corp. (d)	13,660	1,083,511
Intuitive Surgical, Inc. (d)	8,015	3,838,544
Nevro Corp. (d)	20,380	792,578
Novocure Ltd. (d)	17,725	593,433
Quotient Ltd. (d)	172,575	1,056,159
Teleflex, Inc.	5,915	1,528,909
Vapotherm, Inc. (d)	54,255	1,082,387
Wright Medical Group NV (d)	54,550	1,484,851

		26,175,975

Healthcare Providers & Services—20.7%
Addus HomeCare Corp. (d)	14,631	993,152
Anthem, Inc.	24,210	6,358,272
Cigna Corp. (d)	7,380	1,401,610
CVS Health Corp.	85,805	5,621,944
Quest Diagnostics, Inc.	4,225	351,816
UnitedHealth Group, Inc.	42,681	10,632,691
WellCare Health Plans, Inc. (d)	17,950	4,237,815

		29,597,300

Life Sciences Tools & Services—6.6%
Agilent Technologies, Inc.	47,230	3,186,136
Illumina, Inc. (d)	8,530	2,558,403
PerkinElmer, Inc.	13,920	1,093,416

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	69

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value
Thermo Fisher Scientific, Inc.	12,105	$2,708,978

		9,546,933

Pharmaceuticals—37.1%
Aerie Pharmaceuticals, Inc. (d)	8,730	315,153
AIT Therapeutics, Inc. (d)	123,899	576,130
Allergan PLC	25,681	3,432,522
AstraZeneca PLC ADR	128,450	4,878,531
Bristol-Myers Squibb Co.	56,835	2,954,283
Catalent, Inc. (d)	43,075	1,343,079
Eisai Co., Ltd.	7,600	588,391
GlaxoSmithKline PLC ADR	72,245	2,760,481
Intersect ENT, Inc. (d)	31,850	897,533
Johnson & Johnson	31,992	4,128,568
Merck & Co., Inc.	113,552	8,676,508
Mylan NV (d)	20,091	550,493
Novartis AG ADR	93,013	7,981,446
Odonate Therapeutics, Inc. (d)	30,790	433,523
Pfizer, Inc.	138,674	6,053,120
Sanofi ADR	113,290	4,917,919
Zoetis, Inc.	29,990	2,565,345

		53,053,025

Total Common Stock (cost—$132,572,206)		140,440,765

	Units

Warrants—0.1%

Pharmaceuticals—0.1%
AIT Therapeutics, Inc., (b)(c)(d) (cost—$1,239)	123,899	120,926

	Principal Amount (000s)

Repurchase Agreements—0.6%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $885,025; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $904,845 including accrued interest

(cost—$885,000)	$885	885,000

Total Investments (cost—$133,458,445) (a)—98.8%		141,446,691

Other assets less liabilities—1.2%		1,696,902

Net Assets—100.0%		$143,143,593

Notes to Schedule of Investments:

(a) Security with a value of $588,391, representing 0.4% of net assets, was valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $120,926, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Income & Growth Fund

	Shares	Value

Common Stock—32.4%

Advertising—0.0%
Affinion Group Holdings, Inc. Class A (cost—$1,422,155; purchased 11/4/15) (a)(d)(f)(h)(j)	80,205	$634,422
Mood Media Corp. (d)(f)(j)	286,500	272,175

		906,597

Aerospace & Defense—1.0%
Arconic, Inc.	286,070	4,823,140
Boeing Co. (g)	56,500	18,221,250
Erickson, Inc. (d)(f)(j)	10,866	279,256
Raytheon Co.	80,100	12,283,335

		35,606,981

Apparel & Textiles—0.0%
Quiksilver, Inc. (d)(f)(j)	2,328	47,677

Automobiles—0.2%
Ford Motor Co.	1,199,700	9,177,705

Banks—1.2%
Bank of America Corp.	676,900	16,678,816
CCF Holdings LLC (d)(f)(j)	31,304	3
CCF Holdings LLC L.P. (d)(f)(j)	42,857	4
JPMorgan Chase & Co. (g)	274,100	26,757,642

		43,436,465

Beverages—0.4%
PepsiCo, Inc. (g)	120,300	13,290,744

Biotechnology—1.8%
AbbVie, Inc.	215,900	19,903,821
Biogen, Inc. (j)	29,700	8,937,324
BioMarin Pharmaceutical, Inc. (j)	3,926	334,299
Gilead Sciences, Inc.	239,250	14,965,087
Vertex Pharmaceuticals, Inc. (g)(j)	137,300	22,751,983

		66,892,514

Building Products—0.3%
Johnson Controls International PLC	370,382	10,981,826
Resideo Technologies, Inc. (j)	11,016	226,379

		11,208,205

Chemicals—0.4%
Chemours Co.	238,400	6,727,648
DowDuPont, Inc.	178,600	9,551,528

		16,279,176

Commercial Services—0.0%
Cenveo Corp. (d)(f)(j)	19,074	576,798

Commercial Services & Supplies—0.1%
Stericycle, Inc. (j)	66,843	2,452,470

Construction & Engineering—0.2%
Fluor Corp.	209,800	6,755,560

Diversified Telecommunication Services—0.0%
Frontier Communications Corp. (j)	210,781	501,659

	Shares	Value

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. Class A (g)	109,600	$8,879,792

Energy Equipment & Services—0.3%
National Oilwell Varco, Inc.	145,600	3,741,920
Schlumberger Ltd.	172,400	6,220,192

		9,962,112

Entertainment—1.6%
Netflix, Inc. (j)	66,100	17,692,326
Take-Two Interactive Software, Inc. (g)(j)	139,700	14,380,718
Walt Disney Co. (g)	238,900	26,195,385

		58,268,429

Food & Staples Retailing—1.5%
Costco Wholesale Corp. (g)	106,400	21,674,744
Kroger Co.	472,000	12,980,000
Walgreens Boots Alliance, Inc.	286,600	19,583,378

		54,238,122

Food Products—0.2%
Archer-Daniels-Midland Co. (g)	159,650	6,540,861

Healthcare Equipment & Supplies—1.6%
Align Technology, Inc. (j)	46,600	9,759,438
Baxter International, Inc.	238,100	15,671,742
Boston Scientific Corp. (g)(j)	458,400	16,199,856
Intuitive Surgical, Inc. (g)(j)	41,800	20,018,856

		61,649,892

Healthcare Providers & Services—1.2%
Laboratory Corp. of America Holdings (j)	49,000	6,191,640
McKesson Corp.	114,300	12,626,721
UnitedHealth Group, Inc. (g)	106,600	26,556,192

		45,374,553

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp. (g)	112,000	19,887,840
Starbucks Corp. (g)	251,400	16,190,160
Wynn Resorts Ltd.	54,700	5,410,377

		41,488,377

Household Durables—0.3%
DR Horton, Inc.	320,000	11,091,200

Independent Power Producers & Energy Traders—0.1%
Vistra Energy Corp. (j)	144,101	3,298,472

Industrial Conglomerates—0.6%
3M Co. (g)	50,100	9,546,054
General Electric Co.	326,200	2,469,334
Honeywell International, Inc.	66,100	8,733,132

		20,748,520

Insurance—0.3%
Progressive Corp.	192,300	11,601,459

Interactive Media & Services—1.5%
Alphabet, Inc., Class A (g)(j)	33,400	34,901,664
Facebook, Inc., Class A (j)	153,700	20,148,533

		55,050,197

70	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value

Internet & Direct Marketing Retail—1.3%
Alibaba Group Holding Ltd. ADR (g)(j)	114,600	$15,708,222
Amazon.com, Inc. (g)(j)	21,800	32,742,946

		48,451,168

IT Services—2.2%
International Business Machines Corp.	92,200	10,480,374
PayPal Holdings, Inc. (g)(j)	280,900	23,620,881
Visa, Inc., Class A (g)	284,200	37,497,348
Worldpay, Inc., Class A (g)(j)	141,200	10,791,916

		82,390,519

Machinery—1.3%
Caterpillar, Inc.	202,500	25,731,675
Deere & Co. (g)	157,900	23,553,943

		49,285,618

Media—0.4%
Comcast Corp., Class A	437,700	14,903,685
LiveStyle, Inc. (d)(f)(j)(l)	202,319	20
Postmedia Network Canada Corp. (d)(f)(j)	1,018,823	1,222,588

		16,126,293

Metals & Mining—0.1%
ArcelorMittal	180,611	3,733,229
Freeport-McMoRan, Inc.	113,100	1,166,061

		4,899,290

Multi-Line Retail—0.6%
Target Corp. (g)	311,900	20,613,471

Oil, Gas & Consumable Fuels—0.9%
Arch Coal, Inc., Class A	1,858	154,195
Chesapeake Energy Corp. (j)	1,250,759	2,626,594
Hercules Offshore, Inc. (d)(f)(j)	174,935	18
Kinder Morgan, Inc.	187,778	2,888,026
Occidental Petroleum Corp.	229,700	14,098,986
Riviera Resources, Inc. (j)	25,527	403,327
Roan Resources, Inc. (j)	25,527	213,916
Southwestern Energy Co. (j)	508,010	1,732,314
Talos Energy, Inc. (j)	98,625	1,609,560
Valero Energy Corp.	147,800	11,080,566
Vanguard Natural Resources, Inc. (d)(f)(j)	12,187	47,407

		34,854,909

Pharmaceuticals—0.9%
Allergan PLC	99,241	13,264,552
Bristol-Myers Squibb Co.	242,700	12,615,546
Merck & Co., Inc. (g)	40,500	3,094,605
Teva Pharmaceutical Industries Ltd. ADR (j)	248,006	3,824,253

		32,798,956

Road & Rail—0.6%
Union Pacific Corp. (g)	165,300	22,849,419

Semiconductors—0.0%
GT Advanced Technologies, Inc. (d)(f)(j)	463	10,552

	Shares	Value

Semiconductors & Semiconductor Equipment—2.6%
Broadcom, Inc. (g)	90,800	$23,088,624
Intel Corp. (g)	350,600	16,453,658
Micron Technology, Inc. (j)	379,100	12,028,843
NVIDIA Corp.	102,500	13,683,750
QUALCOMM, Inc.	237,700	13,527,507
Texas Instruments, Inc.	196,000	18,522,000

		97,304,382

Software—3.2%
Adobe, Inc. (g)(j)	107,200	24,252,928
Intuit, Inc. (g)	64,300	12,657,455
Microsoft Corp. (g)	382,000	38,799,740
Salesforce.com, Inc. (g)(j)	233,000	31,914,010
ServiceNow, Inc. (g)(j)	70,900	12,623,745

		120,247,878

Specialty Retail—0.6%
Home Depot, Inc.	140,800	24,192,256

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	194,100	30,617,334
NetApp, Inc.	246,400	14,702,688
Western Digital Corp.	1,953	72,202

		45,392,224

Textiles, Apparel & Luxury Goods—0.3%
NIKE, Inc., Class B (g)	171,500	12,715,010

Trading Companies & Distributors—0.1%
WESCO International, Inc. (j)	54,455	2,613,840

Total Common Stock (cost—$1,686,872,869)		1,210,070,322

	Principal Amount (000s)

Corporate Bonds & Notes—32.3%

Advertising—0.0%
Mood Media Borrower LLC, 6 mo. LIBOR + 14.00%, PIK 8.00% (i),
9.25%, 7/1/24	$1,034	1,023,253

Aerospace & Defense—0.6%
Arconic, Inc.,
5.90%, 2/1/27	2,795	2,688,440
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	5,660	5,843,950
TransDigm, Inc.,
6.50%, 5/15/25	9,645	9,247,144
Triumph Group, Inc.,
7.75%, 8/15/25	4,175	3,694,875

		21,474,409

Auto Components—0.5%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	4,808	4,771,940
Delphi Technologies PLC (a)(b),
5.00%, 10/1/25	8,155	6,884,777
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	6,065	5,966,444

		17,623,161

Auto Manufacturers—0.4%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	9,585	9,297,450
Tesla, Inc. (a)(b),
5.30%, 8/15/25	4,405	3,843,363

		13,140,813

	Principal Amount (000s)	Value

Banks—0.1%
CIT Group, Inc.,
6.125%, 3/9/28	$5,640	$5,625,900

Building Materials—0.3%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	7,415	6,905,219
Jeld-Wen, Inc. (a)(b),
4.875%, 12/15/27	4,635	3,928,162

		10,833,381

Chemicals—1.4%
Chemours Co.,
6.625%, 5/15/23	7,000	7,096,250
7.00%, 5/15/25	7,520	7,614,000
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	6,865	6,350,125
Olin Corp.,
5.00%, 2/1/30	8,130	7,154,400
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	8,445	8,476,669
PQ Corp. (a)(b),
5.75%, 12/15/25	3,100	2,883,000
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	5,645	4,961,955
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	5,510	4,483,762
Tronox, Inc. (a)(b),
6.50%, 4/15/26	4,765	3,972,819

		52,992,980

Commercial Services—1.5%
Ashtead Capital, Inc. (a)(b),
5.25%, 8/1/26	6,870	6,649,588
Cardtronics, Inc. (a)(b),
5.50%, 5/1/25	2,490	2,315,700
Cenveo Corp. (a)(b)(c)(d)(f),
6.00%, 5/15/24 (cost—$9,488,150; purchased 3/22/12-3/11/16) (h)	8,116	446,380
8.50%, 9/15/22	1,520	30,400
Gartner, Inc. (a)(b),
5.125%, 4/1/25	8,400	8,191,596
Hertz Corp. (a)(b),
5.50%, 10/15/24	5,215	3,833,025
7.625%, 6/1/22	5,380	5,084,100
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	6,795	7,168,725
Monitronics International, Inc.,
9.125%, 4/1/20	6,450	1,668,938
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,155,062
7.00%, 2/15/22	5,500	5,486,250
United Rentals North America, Inc.,
4.625%, 10/15/25	3,780	3,383,100
5.50%, 7/15/25	8,930	8,438,850

		55,851,714

Computers—0.6%
Dell International LLC (a)(b),
7.125%, 6/15/24	7,485	7,621,748
DynCorp International, Inc., PIK 1.50%,
11.875%, 11/30/20	708	732,935
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	7,620	6,934,200
Seagate HDD Cayman,
4.75%, 1/1/25	7,055	6,267,412

		21,556,295

Distribution/Wholesale—0.5%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	8,070	7,434,487

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	71

Schedule of Investments

December 31, 2018 (unaudited)

	Principal Amount (000s)	Value
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	$7,885	$7,155,638
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	4,455	4,416,019

		19,006,144

Diversified Financial Services—1.4%
Ally Financial, Inc.,
5.75%, 11/20/25	8,010	7,999,987
8.00%, 3/15/20	2,995	3,107,313
CCF Holdings LLC, PIK 10.75% (a)(b)(d)(f),
10.75%, 12/15/23	10,199	4,971,639
Community Choice Financial Issuer LLC (a)(b),
9.00%, 6/15/23	12,000	11,994,672
Navient Corp.,
6.625%, 7/26/21	820	793,350
7.25%, 9/25/23	7,655	7,052,169
Springleaf Finance Corp.,
5.625%, 3/15/23	4,645	4,296,625
8.25%, 10/1/23	6,780	7,000,350
Travelport Corporate Finance PLC (a)(b),
6.00%, 3/15/26	5,030	5,092,875

		52,308,980

Electric Utilities—0.5%
Calpine Corp.,
5.75%, 1/15/25	6,140	5,633,450
NRG Energy, Inc.,
5.75%, 1/15/28	9,190	8,856,862
6.25%, 5/1/24	1,938	1,974,338
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,405,975

		18,870,625

Electronic Equipment, Instruments & Components—0.3%
Energizer Gamma Acquisition, Inc. (a)(b),
6.375%, 7/15/26	1,495	1,375,400
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	9,985	9,036,425

		10,411,825

Electronics—0.2%
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	5,810	5,744,638

Engineering & Construction—0.6%
AECOM,
5.125%, 3/15/27	2,125	1,827,500
5.875%, 10/15/24	8,550	8,453,813
TopBuild Corp. (a)(b),
5.625%, 5/1/26	5,965	5,487,800
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	6,780	6,322,350

		22,091,463

Entertainment—1.5%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	8,420	7,241,200
Cedar Fair L.P.,
5.375%, 6/1/24	5,900	5,796,750
5.375%, 4/15/27	2,465	2,338,669
Eldorado Resorts, Inc.,
6.00%, 4/1/25	6,145	5,958,438
6.00%, 9/15/26 (a)(b)	5,625	5,329,687
International Game Technology PLC (a)(b),
6.25%, 1/15/27	5,405	5,198,934
6.50%, 2/15/25	6,225	6,162,750
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	4,145	4,062,100
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	7,280	6,552,000
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	9,065	8,838,375

		57,478,903

	Principal Amount (000s)	Value

Equity Real Estate Investment Trusts (REITs)—0.5%
Crown Castle International Corp.,
3.70%, 6/15/26	$4,210	$4,005,542
CyrusOne L.P.,
5.00%, 3/15/24	5,425	5,353,797
5.375%, 3/15/27	2,565	2,512,631
Equinix, Inc.,
5.375%, 5/15/27	4,700	4,606,000
Uniti Group L.P. (a)(b),
7.125%, 12/15/24	2,500	2,062,500

		18,540,470

Food & Beverage—0.3%
B&G Foods, Inc.,
5.25%, 4/1/25	1,415	1,321,256
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	9,655	9,099,838

		10,421,094

Food Service—0.2%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	9,360	8,751,600

Healthcare Providers & Services—0.2%
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	9,575	9,263,813

Healthcare-Products—0.5%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	4,255	4,063,525
Hologic, Inc. (a)(b),
4.625%, 2/1/28	4,180	3,782,900
Mallinckrodt International Finance S.A. (a)(b),
5.75%, 8/1/22	4,280	3,702,200
Teleflex, Inc.,
5.25%, 6/15/24	5,490	5,490,000

		17,038,625

Healthcare-Services—1.7%
Centene Corp.,
4.75%, 1/15/25	2,055	1,967,662
5.375%, 6/1/26 (a)(b)	7,895	7,697,625
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	5,340	5,273,250
Community Health Systems, Inc.,
6.25%, 3/31/23	1,985	1,811,412
6.875%, 2/1/22	2,500	1,150,000
7.125%, 7/15/20	4,595	3,882,775
8.00%, 11/15/19	1,705	1,628,275
DaVita, Inc.,
5.125%, 7/15/24	8,620	8,102,800
Encompass Health Corp.,
5.75%, 11/1/24	8,345	8,292,844
HCA, Inc.,
5.375%, 9/1/26	2,965	2,890,875
5.625%, 9/1/28	1,965	1,901,138
7.50%, 2/15/22	8,185	8,717,025
Tenet Healthcare Corp.,
5.125%, 5/1/25	2,280	2,131,800
8.125%, 4/1/22	8,010	8,060,062

		63,507,543

Home Builders—0.5%
Beazer Homes USA, Inc.,
5.875%, 10/15/27	1,885	1,498,575
7.25%, 2/1/23	138	129,030
Brookfield Residential Properties, Inc. (a)(b),
6.125%, 7/1/22	4,765	4,520,794
6.50%, 12/15/20	6,050	6,057,562
KB Home,
8.00%, 3/15/20	3,905	4,041,675
Lennar Corp.,
5.875%, 11/15/24	2,665	2,674,994

		18,922,630

	Principal Amount (000s)	Value

Household Products/Wares—0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/25	$4,725	$4,510,958

Insurance—0.3%
CNO Financial Group, Inc.,
5.25%, 5/30/25	6,205	5,929,653
Prudential Financial, Inc., (converts to FRN on 9/15/28) (i),
5.70%, 9/15/48	4,550	4,229,399

		10,159,052

Internet—0.8%
Match Group, Inc. (a)(b),
5.00%, 12/15/27	8,485	7,827,412
Netflix, Inc.,
5.875%, 2/15/25	7,090	7,169,763
5.875%, 11/15/28 (a)(b)	3,015	2,945,444
Symantec Corp. (a)(b),
5.00%, 4/15/25	5,390	5,042,679
Zayo Group LLC (a)(b),
5.75%, 1/15/27	7,975	7,137,625

		30,122,923

Iron/Steel—0.3%
AK Steel Corp.,
7.00%, 3/15/27	3,580	2,810,300
7.50%, 7/15/23	1,555	1,551,112
Steel Dynamics, Inc.,
5.50%, 10/1/24	355	352,338
United States Steel Corp.,
6.875%, 8/15/25	8,595	7,907,400

		12,621,150

Leisure—0.1%
Viking Cruises Ltd. (a)(b),
5.875%, 9/15/27	2,100	1,963,500

Lodging—0.7%
Hilton Domestic Operating Co., Inc. (a)(b),
5.125%, 5/1/26	6,795	6,540,187
Hilton Worldwide Finance LLC,
4.625%, 4/1/25	3,145	2,987,750
MGM Resorts International,
6.00%, 3/15/23	4,500	4,533,750
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	7,110	6,861,150
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	6,405	5,988,675

		26,911,512

Machinery-Construction & Mining—0.2%
Terex Corp. (a)(b),
5.625%, 2/1/25	7,570	7,059,025

Machinery-Diversified—0.2%
Mueller Water Products, Inc. (a)(b),
5.50%, 6/15/26	5,165	5,022,962
Tennant Co.,
5.625%, 5/1/25	3,645	3,453,638

		8,476,600

Media—2.5%
Cablevision Systems Corp.,
8.00%, 4/15/20	6,250	6,343,750
CCO Holdings LLC,
5.125%, 5/1/27 (a)(b)	1,625	1,517,588
5.50%, 5/1/26 (a)(b)	6,460	6,225,825
5.75%, 1/15/24	6,915	6,897,712
Clear Channel Worldwide Holdings, Inc., Ser. B,
6.50%, 11/15/22	9,610	9,658,050
CSC Holdings LLC,
6.75%, 11/15/21	2,075	2,132,063
7.75%, 7/15/25 (a)(b)	6,160	6,283,200
10.875%, 10/15/25 (a)(b)	5,455	6,139,166

72	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

	Principal Amount (000s)	Value
DISH DBS Corp.,
5.875%, 7/15/22	$4,880	$4,507,900
6.75%, 6/1/21	8,250	8,185,650
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	9,250	8,646,900
LiveStyle, Inc., (cost—$7,083,190; purchased 1/31/14-10/7/15) (a)(b)(c)(d)(f)(h)(l),
9.625%, 2/1/19	7,628	153
Meredith Corp. (a)(b),
6.875%, 2/1/26	7,925	7,786,312
Nexstar Broadcasting, Inc.,
5.625%, 8/1/24 (a)(b)	6,765	6,342,187
5.875%, 11/15/22	5,755	5,755,000
Sinclair Television Group, Inc.,
6.125%, 10/1/22	1,000	1,010,000
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	8,140	7,468,450

		94,899,906

Metal Fabricate/Hardware—0.1%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	3,790	3,619,450

Mining—0.9%
Alcoa Nederland Holding BV (a)(b),
6.125%, 5/15/28	3,060	2,937,600
6.75%, 9/30/24	4,605	4,697,100
7.00%, 9/30/26	950	973,750
Constellium NV (a)(b),
6.625%, 3/1/25	6,930	6,444,900
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	1,030	977,213
3.875%, 3/15/23	9,250	8,579,375
Hudbay Minerals, Inc. (a)(b),
7.25%, 1/15/23	1,515	1,503,637
7.625%, 1/15/25	4,965	4,878,112
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	1,500	1,515,000

		32,506,687

Miscellaneous Manufacturing—0.1%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	6,095	5,394,075

Oil, Gas & Consumable Fuels—2.9%
AmeriGas Partners L.P.,
5.875%, 8/20/26	6,865	6,298,638
Callon Petroleum Co.,
6.125%, 10/1/24	4,820	4,506,700
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	9,925	8,312,187
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	8,625	8,021,250
Chesapeake Energy Corp.,
6.625%, 8/15/20	6,055	5,888,488
8.00%, 1/15/25	5,415	4,805,813
CNX Resources Corp.,
5.875%, 4/15/22	5,530	5,322,625
Cobalt International Energy, Inc. (b)(c)(d)(f),
7.75%, 12/1/23	9,216	645,120
Continental Resources, Inc.,
5.00%, 9/15/22	1,043	1,035,178
CVR Refining LLC,
6.50%, 11/1/22	5,550	5,494,500
Ensco PLC,
5.20%, 3/15/25	1,295	867,650
7.75%, 2/1/26	6,520	4,857,400
EP Energy LLC,
9.375%, 5/1/20	8,765	6,902,437
Nabors Industries, Inc.,
5.75%, 2/1/25	1,910	1,451,320
Noble Holding International Ltd.,
7.75%, 1/15/24	6,955	5,442,288

	Principal Amount (000s)	Value
Oasis Petroleum, Inc.,
6.875%, 3/15/22	$6,745	$6,441,475
Range Resources Corp.,
4.875%, 5/15/25	7,750	6,393,750
Sable Permian Resources Land LLC (a)(b),
7.375%, 11/1/21	5,000	1,225,000
Sanchez Energy Corp.,
6.125%, 1/15/23	6,240	1,154,400
SM Energy Co.,
6.625%, 1/15/27	7,360	6,587,200
Sunoco L.P.,
5.50%, 2/15/26	4,605	4,374,750
5.875%, 3/15/28	4,030	3,779,656
Talos Production LLC (a),
11.00%, 4/3/22	1,168	1,125,594
Transocean, Inc. (a)(b),
7.50%, 1/15/26	8,445	7,452,712
Weatherford International Ltd.,
8.25%, 6/15/23	2,170	1,318,275

		109,704,406

Paper & Forest Products—0.2%
Mercer International, Inc.,
5.50%, 1/15/26	5,370	4,833,000
7.375%, 1/15/25 (a)(b)	2,825	2,825,000

		7,658,000

Pharmaceuticals—0.9%
Bausch Health Cos., Inc. (a)(b),
6.125%, 4/15/25	10,315	9,025,625
7.00%, 3/15/24	7,845	7,943,062
Endo Finance LLC (a)(b),
5.375%, 1/15/23	8,230	6,295,950
Horizon Pharma USA, Inc.,
6.625%, 5/1/23	8,115	7,871,550
8.75%, 11/1/24 (a)(b)	1,370	1,397,400

		32,533,587

Pipelines—0.6%
Cheniere Energy Partners L.P. (a)(b),
5.625%, 10/1/26	8,410	7,884,375
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	8,310	7,749,075
Energy Transfer L.P.,
5.875%, 1/15/24	4,596	4,703,454
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	1,000	1,050,435

		21,387,339

Real Estate—0.6%
Equinix, Inc.,
5.375%, 1/1/22	3,220	3,252,200
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	5,525	4,848,188
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	10,198	9,586,120
Uniti Group L.P.,
8.25%, 10/15/23	6,445	5,639,375

		23,325,883

Retail—1.3%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	10,990	10,138,275
Beacon Roofing Supply, Inc. (a)(b),
4.875%, 11/1/25	7,725	6,817,312
Conn’s, Inc.,
7.25%, 7/15/22	10,370	10,058,900
KFC Holding Co. (a)(b),
4.75%, 6/1/27	7,310	6,816,575
L Brands, Inc.,
6.875%, 11/1/35	2,655	2,230,731
Men’s Wearhouse, Inc.,
7.00%, 7/1/22	4,023	4,063,230

	Principal Amount (000s)	Value
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	$6,810	$2,843,175
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	6,605	6,027,063

		48,995,261

Semiconductors—0.9%
Advanced Micro Devices, Inc.,
7.00%, 7/1/24	4,500	4,635,000
7.50%, 8/15/22	2,670	2,870,250
Amkor Technology, Inc.,
6.375%, 10/1/22	5,710	5,740,263
Broadcom Corp.,
3.875%, 1/15/27	7,955	7,147,380
Entegris, Inc. (a)(b),
4.625%, 2/10/26	2,125	1,965,625
Qorvo, Inc.,
5.50%, 7/15/26 (a)(b)	3,810	3,648,075
7.00%, 12/1/25	6,200	6,595,250

		32,601,843

Software—0.8%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	6,185	6,013,366
First Data Corp. (a)(b),
5.75%, 1/15/24	5,470	5,362,460
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	7,965	7,815,657
MSCI, Inc. (a)(b),
5.25%, 11/15/24	1,675	1,675,000
5.375%, 5/15/27	6,725	6,598,906
Open Text Corp. (a)(b),
5.625%, 1/15/23	870	870,000
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	3,120	2,441,400

		30,776,789

Telecommunications—3.3%
CenturyLink, Inc.,
6.45%, 6/15/21, Ser. S	3,275	3,279,094
6.75%, 12/1/23, Ser. W	2,000	1,932,500
7.50%, 4/1/24, Ser. Y	9,535	9,296,625
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	8,170	6,781,100
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	4,460	3,623,750
6.00%, 6/15/25	5,940	5,435,100
Consolidated Communications, Inc.,
6.50%, 10/1/22	7,565	6,695,025
Frontier Communications Corp.,
10.50%, 9/15/22	9,315	6,520,500
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	5,945	5,172,150
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	7,125	6,546,094
7.625%, 6/15/21	7,440	7,737,600
Intelsat Connect Finance S.A. (a)(b),
9.50%, 2/15/23	3,195	2,763,675
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	8,720	7,673,600
9.75%, 7/15/25 (a)(b)	1,500	1,511,700
Level 3 Financing, Inc.,
5.375%, 5/1/25	8,420	7,914,800
Sprint Capital Corp.,
6.875%, 11/15/28	6,890	6,528,275
Sprint Communications, Inc.,
6.00%, 11/15/22	2,615	2,572,715
11.50%, 11/15/21	7,890	8,974,875
Sprint Corp.,
7.125%, 6/15/24	2,250	2,235,510
7.625%, 3/1/26	5,530	5,474,700
T-Mobile USA, Inc.,
4.50%, 2/1/26	1,545	1,423,331

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	73

Schedule of Investments

December 31, 2018 (unaudited)

	Principal Amount (000s)	Value
4.75%, 2/1/28	$5,410	$4,916,338
6.50%, 1/15/26	3,760	3,844,600
Windstream Services LLC (a)(b),
6.375%, 8/1/23	7,464	3,172,200

		122,025,857

Transportation—0.2%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	2,705	2,613,706
6.50%, 6/15/22	3,184	3,168,080

		5,781,786

Total Corporate Bonds & Notes (cost—$1,343,853,529)		1,205,515,848

Convertible Bonds & Notes—27.4%

Aerospace & Defense—0.1%
Arconic, Inc.,
1.625%, 10/15/19	4,715	4,703,213

Apparel & Textiles—0.0%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	4,185	1,747,656

Auto Components—0.1%
Meritor, Inc.,
3.25%, 10/15/37	5,405	4,732,726

Auto Manufacturers—0.5%
Navistar International Corp.,
4.75%, 4/15/19	1,540	1,539,986
Tesla, Inc.,
0.25%, 3/1/19	6,820	7,102,396
1.25%, 3/1/21	5,005	5,634,684
2.375%, 3/15/22	2,425	2,948,412

		17,225,478

Banks—0.5%
BofA Finance LLC, (f),
0.25%, 5/1/23	1,000	882,500
Deutsche Bank AG, (f),
1.00%, 5/1/23	17,460	15,975,701

		16,858,201

Biotechnology—2.2%
Aegerion Pharmaceuticals, Inc.,
2.00%, 8/15/19	5,270	3,998,612
Alder Biopharmaceuticals, Inc.,
2.50%, 2/1/25	1,785	1,428,330
AMAG Pharmaceuticals, Inc.,
3.25%, 6/1/22	2,025	1,856,243
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	3,260	3,249,891
1.50%, 10/15/20	4,830	5,385,450
Exact Sciences Corp.,
1.00%, 1/15/25	11,105	12,222,163
Illumina, Inc. (a)(b),
zero coupon, 8/15/23	18,790	19,367,830
Insmed, Inc.,
1.75%, 1/15/25	2,220	1,589,515
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	5,500	5,095,068
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	7,515	8,079,399
Ligand Pharmaceuticals, Inc. (a)(b),
0.75%, 5/15/23	10,535	9,355,175
Medicines Co.,
2.50%, 1/15/22	1,140	983,753
2.75%, 7/15/23	905	686,574
Omeros Corp. (a)(b),
6.25%, 11/15/23	3,000	2,629,260
PTC Therapeutics, Inc.,
3.00%, 8/15/22	1,000	1,001,250

	Principal Amount (000s)	Value
Radius Health, Inc.,
3.00%, 9/1/24	$1,200	$925,500
Verastem, Inc.,
5.00%, 11/1/48	5,910	4,637,985

		82,491,998

Building Materials—0.0%
Patrick Industries, Inc. (a)(b),
1.00%, 2/1/23	1,015	771,942

Commercial Services—1.0%
Cardtronics, Inc.,
1.00%, 12/1/20	3,000	2,789,760
Euronet Worldwide, Inc.,
1.50%, 10/1/44	500	711,529
Huron Consulting Group, Inc.,
1.25%, 10/1/19	7,480	7,366,977
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	5,410	4,694,787
2.875%, 7/15/19	5,500	5,479,463
Square, Inc.,
0.375%, 3/1/22	225	550,397
0.50%, 5/15/23 (a)(b)	14,725	15,359,662

		36,952,575

Computers—0.8%
Lumentum Holdings, Inc.,
0.25%, 3/15/24	6,920	6,977,124
Nutanix, Inc. (a)(b),
zero coupon, 1/15/23	6,245	6,854,225
Pure Storage, Inc. (a)(b),
0.125%, 4/15/23	6,250	5,836,250
Rapid7, Inc. (a)(b),
1.25%, 8/1/23	550	558,489
Western Digital Corp. (a)(b),
1.50%, 2/1/24	10,920	8,876,879

		29,102,967

Diversified Financial Services—0.5%
Encore Capital Group, Inc.,
2.875%, 3/15/21	6,960	5,812,623
3.00%, 7/1/20	1,215	1,102,388
JPMorgan Chase Financial Co. LLC (a)(b),
0.25%, 5/1/23	7,590	6,883,371
LendingTree, Inc.,
0.625%, 6/1/22	3,680	4,578,987

		18,377,369

Electric Utilities—0.3%
NRG Energy, Inc. (a)(b),
2.75%, 6/1/48	9,615	10,378,239

Electrical Equipment—0.0%
SunPower Corp.,
4.00%, 1/15/23	1,360	1,097,487

Electronics—0.3%
II-VI, Inc.,
0.25%, 9/1/22	2,290	2,236,389
OSI Systems, Inc.,
1.25%, 9/1/22	6,645	6,192,701
Vishay Intertechnology, Inc. (a)(b),
2.25%, 6/15/25	895	793,950

		9,223,040

Energy-Alternate Sources—0.4%
NextEra Energy Partners L.P. (a)(b),
1.50%, 9/15/20	4,800	4,614,423
SunEdison, Inc. (a)(b)(c)(d)(f),
0.25%, 1/15/20	9,565	215,213
2.625%, 6/1/23	11,270	253,575
3.375%, 6/1/25	4,565	102,712
Tesla Energy Operations, Inc.,
1.625%, 11/1/19	10,475	9,831,709

		15,017,632

	Principal Amount (000s)	Value

Engineering & Construction—0.2%
Dycom Industries, Inc.,
0.75%, 9/15/21	$6,890	$6,431,657
KBR, Inc. (a)(b),
2.50%, 11/1/23	3,110	2,780,486

		9,212,143

Entertainment—0.3%
Live Nation Entertainment, Inc. (a)(b),
2.50%, 3/15/23	8,605	8,783,433
Marriott Vacations Worldwide Corp.,
1.50%, 9/15/22	3,230	2,787,209

		11,570,642

Equity Real Estate Investment Trusts (REITs)—0.5%
Apollo Commercial Real Estate Finance, Inc.,
5.375%, 10/15/23	4,850	4,669,536
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	7,020	7,609,470
Spirit Realty Capital, Inc.,
3.75%, 5/15/21	1,200	1,176,810
Starwood Property Trust, Inc.,
4.375%, 4/1/23	1,620	1,607,803
Two Harbors Investment Corp.,
6.25%, 1/15/22	3,000	2,937,486

		18,001,105

Healthcare-Products—0.7%
Insulet Corp. (a)(b),
1.375%, 11/15/24	5,780	6,152,897
NuVasive, Inc.,
2.25%, 3/15/21	8,065	8,508,212
Wright Medical Group, Inc. (a)(b),
1.625%, 6/15/23	9,613	9,837,386

		24,498,495

Healthcare-Services—0.3%
Anthem, Inc.,
2.75%, 10/15/42	2,495	9,034,095
Teladoc Health, Inc. (a)(b),
1.375%, 5/15/25	1,575	1,849,641

		10,883,736

Home Builders—0.1%
KB Home,
1.375%, 2/1/19	3,195	3,187,006

Insurance—0.2%
AXA S.A. (a)(b),
7.25%, 5/15/21	8,235	7,195,792

Internet—4.3%
Boingo Wireless, Inc. (a)(b),
1.00%, 10/1/23	2,460	2,088,909
Booking Holdings, Inc.,
0.35%, 6/15/20	3,125	4,216,762
0.90%, 9/15/21	13,575	15,014,452
Ctrip.com International Ltd.,
1.25%, 9/15/22	10,635	10,309,526
Etsy, Inc. (a)(b),
zero coupon, 3/1/23	1,980	2,874,713
FireEye, Inc.,
0.875%, 6/1/24 (a)(b)	6,780	6,833,508
1.00%, 6/1/35, Ser. A	4,035	3,878,676
1.625%, 6/1/35, Ser. B	4,650	4,247,761
IAC FinanceCo., Inc. (a)(b),
0.875%, 10/1/22	6,975	9,282,142
Liberty Expedia Holdings, Inc. (a)(b),
1.00%, 6/30/47	5,580	5,347,041
MercadoLibre, Inc. (a)(b),
2.00%, 8/15/28	7,370	6,651,425
Okta, Inc. (a)(b),
0.25%, 2/15/23	3,410	4,985,304

74	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

	Principal Amount (000s)	Value
Palo Alto Networks, Inc. (a)(b),
0.75%, 7/1/23	$17,235	$17,131,400
Q2 Holdings, Inc. (a)(b),
0.75%, 2/15/23	1,005	1,052,794
RingCentral, Inc. (a)(b),
zero coupon, 3/15/23	3,595	4,272,194
Twilio, Inc. (a)(b),
0.25%, 6/1/23	5,405	7,729,318
Twitter, Inc.,
0.25%, 6/15/24 (a)(b)	11,865	10,370,283
1.00%, 9/15/21	9,690	8,861,805
Vipshop Holdings Ltd.,
1.50%, 3/15/19	8,515	8,408,562
Wayfair, Inc. (a)(b),
1.125%, 11/1/24	1,690	1,724,880
Weibo Corp. (a)(b),
1.25%, 11/15/22	6,415	5,860,936
Wix.com Ltd. (a)(b),
zero coupon, 7/1/23	4,935	4,681,780
Zendesk, Inc. (a)(b),
0.25%, 3/15/23	5,330	6,056,916
Zillow Group, Inc.,
1.50%, 7/1/23	3,365	2,907,424
2.00%, 12/1/21	4,020	3,926,447

		158,714,958

Iron/Steel—0.1%
Allegheny Technologies, Inc.,
4.75%, 7/1/22	1,275	2,145,330
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	1,230	1,372,615

		3,517,945

Lodging—0.3%
Caesars Entertainment Corp.,
5.00%, 10/1/24	9,620	11,965,029

Machinery-Diversified—0.1%
Chart Industries, Inc. (a)(b),
1.00%, 11/15/24	2,740	3,413,629

Media—1.3%
DISH Network Corp.,
2.375%, 3/15/24	13,010	10,406,907
3.375%, 8/15/26	9,755	7,901,706
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	8,700	8,927,940
Liberty Media Corp.,
1.00%, 1/30/23	5,425	5,600,879
1.375%, 10/15/23	7,875	8,452,238
2.125%, 3/31/48 (a)(b)	7,620	7,201,814
2.25%, 9/30/46	2,580	1,227,048

		49,718,532

Mining—0.0%
Royal Gold, Inc.,
2.875%, 6/15/19	500	503,770

Oil, Gas & Consumable Fuels—1.1%
Bristow Group, Inc.,
4.50%, 6/1/23	1,625	637,813
Chesapeake Energy Corp.,
5.50%, 9/15/26	13,655	11,024,528
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	7,710	5,117,621
Helix Energy Solutions Group, Inc.,
4.25%, 5/1/22	2,510	2,328,793
Nabors Industries, Inc.,
0.75%, 1/15/24	8,145	5,042,447
Oasis Petroleum, Inc.,
2.625%, 9/15/23	7,990	7,044,072
Oil States International, Inc. (a)(b),
1.50%, 2/15/23	2,450	2,020,319
Transocean, Inc.,
0.50%, 1/30/23	5,325	5,058,079

	Principal Amount (000s)	Value
Weatherford International Ltd.,
5.875%, 7/1/21	$6,780	$4,318,480

		42,592,152

Pharmaceuticals—2.1%
Clovis Oncology, Inc.,
1.25%, 5/1/25	4,440	3,121,093
2.50%, 9/15/21	4,020	3,376,535
Dermira, Inc.,
3.00%, 5/15/22	3,225	2,499,917
DexCom, Inc.,
0.75%, 5/15/22	4,020	5,432,379
0.75%, 12/1/23 (a)(b)	6,160	6,237,339
Flexion Therapeutics, Inc.,
3.375%, 5/1/24	2,670	2,208,835
Herbalife Nutrition Ltd. (a)(b),
2.625%, 3/15/24	8,295	9,330,208
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	1,905	1,903,762
Jazz Investments I Ltd.,
1.50%, 8/15/24	6,195	5,624,577
1.875%, 8/15/21	9,950	9,674,166
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	6,250	7,476,450
Pacira Pharmaceuticals, Inc.,
2.375%, 4/1/22	4,420	4,395,137
Sarepta Therapeutics, Inc. (a)(b),
1.50%, 11/15/24	1,800	3,014,761
Supernus Pharmaceuticals, Inc. (a)(b),
0.625%, 4/1/23	5,605	5,296,725
Teva Pharmaceutical Finance Co. LLC, Ser. C,
0.25%, 2/1/26	7,285	6,611,137
Tilray, Inc. (a)(b),
5.00%, 10/1/23	2,975	2,138,430

		78,341,451

Pipelines—0.2%
Cheniere Energy, Inc.,
4.25%, 3/15/45	12,605	8,831,063

Retail—0.2%
RH (a)(b),
zero coupon, 6/15/23	7,635	6,812,077

Semiconductors—3.3%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	3,095	7,532,456
Brocade Communications Systems, Inc.,
1.375%, 1/1/20	4,450	4,450,000
Cree, Inc. (a)(b),
0.875%, 9/1/23	6,595	6,397,592
Cypress Semiconductor Corp.,
2.00%, 2/1/23	7,285	6,984,858
Inphi Corp.,
0.75%, 9/1/21	5,535	5,130,624
1.125%, 12/1/20	3,510	3,700,098
Intel Corp.,
3.25%, 8/1/39	4,235	9,687,562
Microchip Technology, Inc.,
1.625%, 2/15/27	24,795	24,297,067
2.25%, 2/15/37	1,885	1,853,081
Micron Technology, Inc.,
2.125%, 2/15/33, Ser. F	600	1,738,075
3.00%, 11/15/43, Ser. G	8,717	9,684,761
Novellus Systems, Inc.,
2.625%, 5/15/41	1,895	7,824,072
NXP Semiconductors NV,
1.00%, 12/1/19	10,620	10,651,924
ON Semiconductor Corp.,
1.625%, 10/15/23	7,965	8,572,929
Synaptics, Inc.,
0.50%, 6/15/22	7,195	6,340,954
Teradyne, Inc.,
1.25%, 12/15/23	3,475	4,128,734

	Principal Amount (000s)	Value
Veeco Instruments, Inc.,
2.70%, 1/15/23	$6,560	$4,979,978

		123,954,765

Software—4.1%
Akamai Technologies, Inc.,
zero coupon, 2/15/19	6,130	6,107,166
0.125%, 5/1/25 (a)(b)	6,930	6,372,481
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	6,585	6,363,599
Atlassian, Inc. (a)(b),
0.625%, 5/1/23	11,095	14,121,217
Avaya Holdings Corp. (a)(b),
2.25%, 6/15/23	4,890	4,184,124
Citrix Systems, Inc.,
0.50%, 4/15/19	8,075	11,485,605
CSG Systems International, Inc.,
4.25%, 3/15/36	3,800	3,785,697
DocuSign, Inc. (a)(b),
0.50%, 9/15/23	15,280	14,036,621
Envestnet, Inc. (a)(b),
1.75%, 6/1/23	815	817,438
Evolent Health, Inc. (a)(b),
1.50%, 10/15/25	2,470	2,282,258
Five9, Inc. (a)(b),
0.125%, 5/1/23	3,170	3,878,783
Guidewire Software, Inc.,
1.25%, 3/15/25	3,075	2,961,926
Momo, Inc. (a)(b),
1.25%, 7/1/25	3,470	2,706,600
MongoDB, Inc. (a)(b),
0.75%, 6/15/24	2,185	3,012,907
New Relic, Inc. (a)(b),
0.50%, 5/1/23	5,530	5,550,212
Nuance Communications, Inc.,
1.00%, 12/15/35	5,560	4,843,561
1.25%, 4/1/25	5,375	4,761,239
RealPage, Inc.,
1.50%, 11/15/22	2,795	3,625,286
ServiceNow, Inc.,
zero coupon, 6/1/22	8,245	11,528,885
Splunk, Inc. (a)(b),
0.50%, 9/15/23	5,880	5,855,651
1.125%, 9/15/25	7,460	7,368,384
Verint Systems, Inc.,
1.50%, 6/1/21	6,875	6,685,140
Workday, Inc.,
0.25%, 10/1/22	15,255	18,713,873

		151,048,653

Telecommunications—0.8%
CalAmp Corp. (a)(b),
2.00%, 8/1/25	2,330	1,802,837
Finisar Corp.,
0.50%, 12/15/36	13,830	13,162,288
GDS Holdings Ltd. (a)(b),
2.00%, 6/1/25	2,750	1,989,625
Infinera Corp.,
2.125%, 9/1/24	4,090	2,980,792
Viavi Solutions, Inc. (a)(b),
1.75%, 6/1/23	10,078	10,092,109

		30,027,651

Transportation—0.5%
Atlas Air Worldwide Holdings, Inc.,
2.25%, 6/1/22	5,195	5,032,952
Echo Global Logistics, Inc.,
2.50%, 5/1/20	3,345	3,255,103
Greenbrier Cos., Inc.,
2.875%, 2/1/24	2,265	2,237,014
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	3,610,339

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	75

Schedule of Investments

December 31, 2018 (unaudited)

	Principal Amount (000s)	Value
Scorpio Tankers, Inc.,
3.00%, 5/15/22	$4,440	$3,535,070
Teekay Corp. (a)(b),
5.00%, 1/15/23	1,625	1,092,476

		18,762,954

Total Convertible Bonds & Notes (cost—$1,150,762,906)		1,021,434,071

	Shares

Convertible Preferred Stock—4.2%

Banks—0.8%
Bank of America Corp., Ser. L (e),
7.25%	8,615	10,790,288
Wells Fargo & Co., Ser. L (e),
7.50%	15,355	19,377,549

		30,167,837

Chemicals—0.3%
International Flavors & Fragrances, Inc.,
6.00%, 9/15/21	197,775	10,027,192

Computers—0.2%
NCR Corp., Ser. A, PIK 5.50% (e),
5.50%	8,880	9,081,022

Electric Utilities—0.9%
CenterPoint Energy, Inc., Ser. B,
7.00%, 9/1/21	81,910	4,125,807
Dominion Energy, Inc., Ser. A,
6.75%, 8/15/19	148,370	7,102,472
NextEra Energy, Inc.,
6.123%, 9/1/19	200,570	11,560,855
Sempra Energy, Ser. A,
6.00%, 1/15/21	113,785	10,822,091

		33,611,225

Electronic Equipment, Instruments & Components—0.1%
Belden, Inc.,
6.75%, 7/15/19	94,470	5,512,324

Electronics—0.3%
Fortive Corp., Ser. A,
5.00%, 7/1/21	12,030	10,938,277

Equity Real Estate Investment Trusts (REITs)—0.5%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	11,255	11,813,764
Welltower, Inc., Ser. I (e),
6.50%	80,055	5,055,473

		16,869,237

Hand/Machine Tools—0.2%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	96,315	8,777,311

Healthcare-Products—0.5%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	312,150	17,955,243

Insurance—0.2%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	65,750	6,454,020

Oil, Gas & Consumable Fuels—0.2%
Hess Corp.,
8.00%, 2/1/19	137,195	6,811,732
Nabors Industries Ltd.,
6.00%, 5/1/21	53,040	949,416

		7,761,148

Total Convertible Preferred Stock (cost—$175,799,848)		157,154,836

	Shares	Value

Preferred Stock (a)(d)(f)(j)(l)—0.5%

Media—0.5%
LiveStyle, Inc., Ser. A	$7,960	$1,082,958
LiveStyle, Inc., Ser. B	171,344	15,508,346
LiveStyle, Inc., Ser. B	8,000	80

Total Preferred Stock (cost—$25,578,848)		16,591,384

Equity-Linked Security (j)—0.0%

Coal—0.0%
Arch Coal, Inc., expires 10/5/23 (cost—$0)	4,002	148,074

	Units

Warrants (d)(f)(j)—0.0%

Media—0.0%
LiveStyle, Inc., expires 11/30/21, Ser. C, (a)(l)	43,500	4

Semiconductors—0.0%
GT Advanced Technologies, Inc., expires 10/1/17 (c)	2,860,000	—
GT Advanced Technologies, Inc., expires 3/17/19	795	—

		—

Total Warrants (cost—$0)		4

	Principal Amount (000s)

Repurchase Agreements—2.7%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $101,364,816; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 1/15/26, valued at $103,391,990 including accrued interest

(cost— $101,362,000)	$101,362	101,362,000

Total Investments, before options written (cost—$4,484,230,000)—99.5%		3,712,276,539

Total Options Written—(0.0)% (premiums received—$997,660) (j)(k)(m)		(1,145,770)

Total Investments, net of options written (cost—$4,483,232,340)—99.5%		3,711,130,769

Other assets less other liabilities—0.5%		19,614,790

Net Assets—100.0%		$3,730,745,559

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $963,747,702, representing 25.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $946,041,418, representing 25.4% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $26,347,500, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h) Restricted. The aggregate cost of such securities is $17,993,495. The aggregate value is $1,080,955, representing less than 0.05% of net assets.

(i) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2018.

(j) Non-income producing.

(k) Exchange traded-Chicago Board Options Exchange.

(l) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.4% of net assets.

(m) Exchange traded option contracts outstanding at December 31, 2018:

76	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

Options written contracts outstanding at December 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	220.00 USD	2/15/19	(225)	$(22,500)	$(10,687)	$(10,792)	$105
Adobe, Inc.	260.00 USD	1/18/19	(645)	(64,500)	(29,992)	(41,308)	11,316
Alibaba Group Holding Ltd.	200.00 USD	2/15/19	(575)	(57,500)	(5,750)	(6,328)	578
Alphabet, Inc.	1,250.00 USD	2/15/19	(165)	(16,500)	(64,350)	(63,962)	(388)
Amazon.com, Inc.	1,950.00 USD	2/15/19	(55)	(5,500)	(24,475)	(30,358)	5,883
Amphenol Corp.	90.00 USD	2/15/19	(135)	(13,500)	(6,075)	(6,880)	805
Archer-Daniels-Midland Co.	55.00 USD	2/15/19	(1,115)	(111,500)	(4,460)	(2,192)	(2,268)
Boeing Co.	360.00 USD	1/18/19	(340)	(34,000)	(26,690)	(22,795)	(3,895)
Boston Scientific Corp.	37.50 USD	1/18/19	(245)	(24,500)	(7,472)	(5,510)	(1,962)
Broadcom Ltd.	270.00 USD	1/18/19	(545)	(54,500)	(151,238)	(91,328)	(59,910)
Costco Wholesale Corp.	223.00 USD	1/18/19	(535)	(53,500)	(15,515)	(16,893)	1,378
Deere & Co.	162.50 USD	1/18/19	(665)	(66,500)	(46,883)	(33,327)	(13,556)
Intel Corp.	55.00 USD	2/15/19	(2,105)	(210,500)	(43,153)	(34,134)	(9,019)
Intuit, Inc.	220.00 USD	1/18/19	(165)	(16,500)	(4,537)	(5,633)	1,096
Intuitive Surgical, Inc.	550.00 USD	1/18/19	(105)	(10,500)	(13,387)	(10,996)	(2,391)
JPMorgan Chase & Co.	120.00 USD	1/18/19	(1,370)	(137,000)	(2,055)	(59,561)	57,506
McDonald’s Corp.	185.00 USD	1/18/19	(670)	(67,000)	(58,960)	(41,872)	(17,088)
Merck & Co., Inc.	80.00 USD	1/18/19	(280)	(28,000)	(6,580)	(7,830)	1,250
Microsoft Corp.	112.00 USD	1/18/19	(1,340)	(134,000)	(30,820)	(48,810)	17,990
NIKE, Inc.	83.00 USD	1/18/19	(650)	(65,000)	(5,850)	(6,289)	439
PayPal Holdings, Inc.	94.00 USD	1/18/19	(1,685)	(168,500)	(39,598)	(50,779)	11,181
PepsiCo., Inc.	118.00 USD	1/18/19	(720)	(72,000)	(17,280)	(13,965)	(3,315)
Salesforce.com, Inc.	155.00 USD	1/18/19	(1,400)	(140,000)	(49,700)	(41,783)	(7,917)
ServiceNow, Inc.	200.00 USD	1/18/19	(425)	(42,500)	(40,375)	(30,917)	(9,458)
Starbucks Corp.	69.00 USD	1/18/19	(630)	(63,000)	(7,560)	(6,908)	(652)
Take-Two Interactive Software, Inc.	135.00 USD	2/15/19	(840)	(84,000)	(44,100)	(58,275)	14,175
Target Corp.	80.00 USD	2/15/19	(150)	(15,000)	(2,700)	(2,245)	(455)
Union Pacific Corp.	165.00 USD	1/18/19	(990)	(99,000)	(4,455)	(61,669)	57,214
UnitedHealth Group, Inc.	270.00 USD	1/18/19	(640)	(64,000)	(67,520)	(32,982)	(34,538)
Vertex Pharmaceuticals, Inc.	185.00 USD	1/18/19	(820)	(82,000)	(96,350)	(47,047)	(49,303)
Visa, Inc.	142.00 USD	1/18/19	(1,425)	(142,500)	(80,513)	(47,660)	(32,853)
Walt Disney Co.	120.00 USD	2/15/19	(1,435)	(143,500)	(124,128)	(45,254)	(78,874)
Worldpay, Inc.	97.50 USD	1/18/19	(335)	(33,500)	(12,562)	(11,378)	(1,184)

Total options written contracts					$(1,145,770)	$(997,660)	$(148,110)

Glossary:

ADR—American Depositary Receipt

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	77

Schedule of Investments

December 31, 2018 (unaudited)

AllianzGI Mid-Cap Fund

	Shares	Value

Common Stock—100.7%

Aerospace & Defense—1.7%
L3 Technologies, Inc.	24,358	$4,230,010

Air Freight & Logistics—2.6%
XPO Logistics, Inc. (a)	111,239	6,345,073

Banks—1.2%
First Republic Bank	33,434	2,905,415

Beverages—2.1%
Monster Beverage Corp. (a)	103,261	5,082,506

Biotechnology—3.2%
Exact Sciences Corp. (a)	55,525	3,503,627
Heron Therapeutics, Inc. (a)	98,723	2,560,875
Neurocrine Biosciences, Inc. (a)	27,053	1,931,855

		7,996,357

Capital Markets—2.1%
E*TRADE Financial Corp.	116,967	5,132,512

Chemicals—2.2%
FMC Corp.	72,700	5,376,892

Commercial Services & Supplies—3.8%
Clean Harbors, Inc. (a)	76,745	3,787,366
Waste Connections, Inc.	74,807	5,554,420

		9,341,786

Electrical Equipment—1.8%
AMETEK, Inc.	66,257	4,485,599

Electronic Equipment, Instruments & Components—4.0%
Cognex Corp.	67,241	2,600,210
Keysight Technologies, Inc. (a)	43,215	2,682,787
TE Connectivity Ltd.	30,521	2,308,303
Trimble, Inc. (a)	72,897	2,399,040

		9,990,340

Entertainment—5.4%
Spotify Technology S.A. (a)	20,977	2,380,890
Take-Two Interactive Software, Inc. (a)	69,810	7,186,241
Zynga, Inc., Class A (a)	956,776	3,760,130

		13,327,261

Healthcare Equipment & Supplies—13.1%
Cooper Cos., Inc.	12,495	3,179,977
DexCom, Inc. (a)	60,602	7,260,120
Edwards Lifesciences Corp. (a)	51,098	7,826,681
Globus Medical, Inc., Class A (a)	56,252	2,434,587
Haemonetics Corp. (a)	41,443	4,146,372
IDEXX Laboratories, Inc. (a)	29,670	5,519,213
Novocure Ltd. (a)	59,436	1,989,917

		32,356,867

Healthcare Providers & Services—2.0%
WellCare Health Plans, Inc. (a)	20,875	4,928,379

Hotels, Restaurants & Leisure—4.3%
Chipotle Mexican Grill, Inc. (a)	8,135	3,512,611
MGM Resorts International	121,718	2,952,879
Royal Caribbean Cruises Ltd.	41,233	4,032,175

		10,497,665

Insurance—1.6%
Arthur J Gallagher & Co.	53,020	3,907,574

	Shares	Value

IT Services—8.9%
EPAM Systems, Inc. (a)	47,923	$5,559,547
Twilio, Inc., Class A (a)	29,595	2,642,833
WEX, Inc. (a)	31,428	4,401,806
Wix.com Ltd. (a)	28,059	2,534,850
Worldpay, Inc., Class A (a)	90,495	6,916,533

		22,055,569

Life Sciences Tools & Services—3.2%
Agilent Technologies, Inc.	76,319	5,148,480
Bruker Corp.	94,306	2,807,489

		7,955,969

Multi-Line Retail—2.0%
Dollar Tree, Inc. (a)	55,977	5,055,843

Oil, Gas & Consumable Fuels—2.7%
Marathon Oil Corp.	172,623	2,475,414
Parsley Energy, Inc., Class A (a)	122,543	1,958,237
PBF Energy, Inc., Class A	70,895	2,316,140

		6,749,791

Pharmaceuticals—1.5%
Catalent, Inc. (a)	116,397	3,629,258

Professional Services—3.6%
Equifax, Inc.	31,293	2,914,317
Verisk Analytics, Inc. (a)	55,163	6,014,974

		8,929,291

Real Estate Management & Development—1.3%
CBRE Group, Inc., Class A (a)	80,661	3,229,666

Semiconductors & Semiconductor Equipment—6.6%
Advanced Micro Devices, Inc. (a)	236,365	4,363,298
Entegris, Inc.	90,831	2,533,731
Monolithic Power Systems, Inc.	23,719	2,757,334
Xilinx, Inc.	76,975	6,555,960

		16,210,323

Software—9.6%
Ceridian HCM Holding, Inc. (a)	87,790	3,027,877
Nutanix, Inc., Class A (a)	40,385	1,679,612
PTC, Inc. (a)	58,684	4,864,904
Splunk, Inc. (a)	40,994	4,298,221
Trade Desk, Inc., Class A (a)	22,833	2,649,998
Workday, Inc., Class A (a)	45,844	7,320,370

		23,840,982

Specialty Retail—4.5%
Burlington Stores, Inc. (a)	23,205	3,774,757
Floor & Decor Holdings, Inc., Class A (a)	121,045	3,135,066
Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,554	4,297,921

		11,207,744

Textiles, Apparel & Luxury Goods—4.1%
Lululemon Athletica, Inc. (a)	41,635	5,063,232
VF Corp.	70,750	5,047,305

		10,110,537

Trading Companies & Distributors—1.6%
United Rentals, Inc. (a)	38,139	3,910,392

Total Common Stock (cost—$249,425,464)		248,789,601

	Principal Amount (000s)	Value

Repurchase Agreements—0.4%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $1,109,031; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $1,132,293 including accrued interest

(cost—$1,109,000)	$1,109	$1,109,000

Total Investments (cost—$250,534,464)—101.1%		249,898,601

Liabilities in excess of other assets—(1.1)%		(2,676,701)

Net Assets—100.0%		$247,221,900

Notes to Schedule of Investments:

(a) Non-income producing.

78	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

AllianzGI NFJ Dividend Value Fund

	Shares	Value

Common Stock—100.3%

Aerospace & Defense—4.0%
Lockheed Martin Corp.	113,165	$29,631,123
United Technologies Corp.	265,845	28,307,176

		57,938,299

Auto Components—0.0%
Garrett Motion, Inc. (a)	23,717	292,668

Automobiles—1.9%
General Motors Co.	837,575	28,016,884

Banks—13.6%
Bank of America Corp.	1,190,310	29,329,238
Citigroup, Inc.	520,170	27,080,050
Citizens Financial Group, Inc.	930,135	27,652,914
Comerica, Inc.	406,700	27,936,223
JPMorgan Chase & Co.	587,640	57,365,417
U.S. Bancorp	590,315	26,977,395

		196,341,237

Biotechnology—2.1%
Amgen, Inc.	156,683	30,501,480

Building Products—0.1%
Resideo Technologies, Inc. (a)	39,528	812,300

Capital Markets—2.0%
Morgan Stanley	745,445	29,556,894

Chemicals—1.1%
Celanese Corp.	170,300	15,321,891

Communications Equipment—2.0%
Cisco Systems, Inc.	662,970	28,726,490

Containers & Packaging—1.0%
International Paper Co.	342,475	13,822,291

Diversified Telecommunication Services—4.2%
AT&T, Inc.	1,042,463	29,751,894
Verizon Communications, Inc.	542,650	30,507,783

		60,259,677

Electric Utilities—4.2%
Entergy Corp.	358,115	30,822,958
Exelon Corp.	671,158	30,269,226

		61,092,184

Electrical Equipment—2.0%
Eaton Corp. PLC	428,010	29,387,167

Entertainment—2.1%
Walt Disney Co.	276,184	30,283,576

Equity Real Estate Investment Trusts (REITs)—2.0%
Host Hotels & Resorts, Inc.	1,723,357	28,728,361

Food & Staples Retailing—2.1%
Walmart, Inc.	322,550	30,045,533

Food Products—3.4%
Conagra Brands, Inc.	955,747	20,414,756
Mondelez International, Inc., Class A	735,200	29,430,056

		49,844,812

Healthcare Equipment & Supplies—4.0%
Abbott Laboratories	405,600	29,337,048
Medtronic PLC	317,770	28,904,359

		58,241,407

	Shares	Value

Healthcare Providers & Services—4.1%
Anthem, Inc.	113,585	$29,830,829
Quest Diagnostics, Inc.	345,460	28,766,454

		58,597,283

Industrial Conglomerates—2.0%
Honeywell International, Inc.	221,070	29,207,768

Insurance—6.0%
Allstate Corp.	349,375	28,868,856
MetLife, Inc.	697,365	28,633,807
Reinsurance Group of America, Inc.	209,025	29,311,576

		86,814,239

Media—2.0%
Comcast Corp., Class A	862,200	29,357,910

Multi-Line Retail—2.0%
Target Corp.	445,314	29,430,802

Multi-Utilities—2.1%
Public Service Enterprise Group, Inc.	581,230	30,253,022

Oil, Gas & Consumable Fuels—12.1%
ConocoPhillips	480,965	29,988,168
Occidental Petroleum Corp.	478,900	29,394,882
Royal Dutch Shell PLC, Class A ADR	991,535	57,776,744
Total S.A. ADR	555,600	28,991,208
Valero Energy Corp.	393,500	29,500,695

		175,651,697

Pharmaceuticals—8.2%
Eli Lilly & Co.	259,676	30,049,707
Johnson & Johnson	224,180	28,930,429
Merck & Co., Inc.	393,549	30,071,079
Pfizer, Inc.	682,285	29,781,740

		118,832,955

Road & Rail—2.0%
Kansas City Southern	309,050	29,498,823

Semiconductors & Semiconductor Equipment—3.1%
Intel Corp.	621,744	29,178,446
QUALCOMM, Inc.	277,174	15,773,972

		44,952,418

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	173,240	27,326,877
HP, Inc.	1,420,180	29,056,883

		56,383,760

Textiles, Apparel & Luxury Goods—1.0%
VF Corp.	204,856	14,614,427

Total Common Stock (cost—$1,419,080,499)		1,452,808,255

	Principal Amount (000s)	Value

Repurchase Agreements—1.1%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $15,262,424; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $15,570,262 including accrued interest

(cost—$15,262,000)	$15,262	$15,262,000

Total Investments (cost—$1,434,342,499)—101.4%		1,468,070,255

Liabilities in excess of other assets—(1.4)%		(20,181,395)

Net Assets—100.0%		$1,447,888,860

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	79

Schedule of Investments

December 31, 2018 (unaudited)

AllianzGI NFJ International Value Fund

	Shares	Value

Common Stock—101.1%

Australia—1.9%
Macquarie Group Ltd.	46,130	$3,533,371

Canada—11.0%
Bank of Montreal	27,800	1,816,730
Canadian Pacific Railway Ltd.	18,941	3,364,300
Enerplus Corp.	191,400	1,485,264
Magna International, Inc.	80,840	3,674,178
Manulife Financial Corp.	121,268	1,720,793
Methanex Corp.	15,950	768,312
Toronto-Dominion Bank	110,340	5,486,105
TransCanada Corp.	48,790	1,741,803

		20,057,485

China—8.9%
Anhui Conch Cement Co., Ltd., Class H	712,000	3,443,069
China Construction Bank Corp., Class H	2,241,100	1,835,132
China Railway Signal & Communication Corp., Ltd., Class H (a)	5,406,000	3,786,449
China Shenhua Energy Co., Ltd., Class H	811,000	1,768,746
Kweichow Moutai Co., Ltd., Class A	20,318	1,755,043
Longfor Group Holdings Ltd.	636,500	1,893,018
Ping An Insurance Group Co of China Ltd., Class A	217,217	1,777,039

		16,258,496

France—5.9%
Capgemini SE	32,723	3,254,793
Danone S.A.	51,615	3,637,960
Euronext NV (a)	32,593	1,877,927
Kering S.A.	4,068	1,905,728

		10,676,408

Germany—4.2%
BASF SE	26,524	1,847,492
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	17,786	3,879,102
SAP SE	18,637	1,849,715

		7,576,309

Hong Kong—9.1%
AIA Group Ltd.	226,800	1,883,984
BOC Hong Kong Holdings Ltd.	958,100	3,556,205
CK Hutchison Holdings Ltd.	388,000	3,724,106
CLP Holdings Ltd.	327,000	3,695,390
Sands China Ltd.	434,400	1,894,424
Xinyi Glass Holdings Ltd.	1,544,000	1,705,580

		16,459,689

India—0.6%
Reliance Industries Ltd. GDR (a)	34,949	1,113,126

Indonesia—1.0%
Bank Rakyat Indonesia Persero Tbk PT	6,861,100	1,747,921

Ireland—1.7%
Smurfit Kappa Group PLC	112,732	2,999,528

Israel—1.9%
Bank Hapoalim BM	554,222	3,504,982

	Shares	Value

Italy—1.0%
Terna Rete Elettrica Nazionale SpA	317,283	$1,801,893

Japan—17.0%
Asahi Group Holdings Ltd.	47,500	1,840,806
Astellas Pharma, Inc.	138,500	1,769,562
Hitachi Ltd.	69,240	1,835,569
Hoya Corp.	31,600	1,905,481
Japan Exchange Group, Inc.	227,600	3,671,160
Mitsubishi Corp.	140,200	3,843,800
Nippon Telegraph & Telephone Corp.	89,800	3,663,778
Shionogi & Co., Ltd.	62,800	3,584,338
Sony Corp.	105,000	5,062,010
Tokio Marine Holdings, Inc.	80,600	3,829,202

		31,005,706

Korea (Republic of)—3.8%
POSCO ADR	33,360	1,832,798
Samsung Electronics Co., Ltd.	106,541	3,708,872
SK Hynix, Inc.	25,246	1,376,323

		6,917,993

Mexico—0.9%
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	210,000	1,711,267

Netherlands—3.1%
Coca-Cola European Partners PLC	81,282	3,726,780
Heineken NV	20,780	1,836,677

		5,563,457

Russian Federation—1.0%
LUKOIL PJSC ADR	25,470	1,817,030

Singapore—2.1%
DBS Group Holdings Ltd.	220,500	3,834,461

South Africa—1.0%
Naspers Ltd., Class N	9,198	1,841,591

Sweden—1.0%
Sandvik AB	120,721	1,729,723

Switzerland—2.0%
Roche Holding AG	14,950	3,711,470

Taiwan—2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	99,430	3,669,961

United Kingdom—17.0%
3i Group PLC	183,915	1,814,729
BAE Systems PLC ADR	151,268	3,542,696
Carnival PLC	72,015	3,458,290
Compass Group PLC	88,650	1,865,623
GlaxoSmithKline PLC	97,071	1,849,981
Howden Joinery Group PLC	334,751	1,857,367
Imperial Brands PLC	59,481	1,805,350
Legal & General Group PLC	1,255,673	3,699,676
Rio Tinto PLC	75,816	3,631,009
Royal Dutch Shell PLC, Class A ADR	127,640	7,437,583

		30,962,304

	Shares	Value

United States—3.0%
Broadcom, Inc.	7,400	$1,881,672
Constellation Brands, Inc., Class A	10,401	1,672,689
TE Connectivity Ltd.	25,000	1,890,750

		5,445,111

Total Common Stock (cost—$194,287,585)		183,939,282

	Principal Amount (000s)

Repurchase Agreements—0.9%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $1,668,046; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $1,705,856 including accrued interest

(cost—$1,668,000)	$1,668	1,668,000

Total Investments (cost—$195,955,585) (b)—102.0%		185,607,282

Liabilities in excess of other assets—(2.0)%		(3,565,432)

Net Assets—100.0%		$182,041,850

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $6,777,502, representing 3.7% of net assets.

(b) Securities with an aggregate value of $133,585,445, representing 73.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

80	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	12.0%
Insurance	9.2%
Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	6.0%
Capital Markets	6.0%
Beverages	6.0%
Electronic Equipment, Instruments & Components	4.1%
Hotels, Restaurants & Leisure	4.0%
Semiconductors & Semiconductor Equipment	3.8%
Trading Companies & Distributors	3.1%
Electric Utilities	3.0%
Metals & Mining	3.0%
Auto Components	3.0%
Household Durables	2.8%
Industrial Conglomerates	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Diversified Telecommunication Services	2.0%
Food Products	2.0%
Aerospace & Defense	1.9%
Construction Materials	1.9%
Road & Rail	1.9%
IT Services	1.8%
Containers & Packaging	1.7%
Chemicals	1.4%
Textiles, Apparel & Luxury Goods	1.1%
Healthcare Equipment & Supplies	1.1%
Real Estate Management & Development	1.0%
Software	1.0%
Media	1.0%
Tobacco	1.0%
Machinery	1.0%
Transportation Infrastructure	0.9%
Repurchase Agreements	0.9%
Liabilities in excess of other assets	(2.0)%

100.0%

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value

Common Stock—97.3%

Aerospace & Defense—2.6%
Lockheed Martin Corp.	10,300	$2,696,952
United Technologies Corp.	53,666	5,714,356

		8,411,308

Auto Components—0.0%
Garrett Motion, Inc. (a)	4,810	59,355

Banks—13.2%
Bank of America Corp.	379,300	9,345,952
Citigroup, Inc.	109,900	5,721,394
Citizens Financial Group, Inc.	88,465	2,630,064
Comerica, Inc.	78,040	5,360,568
JPMorgan Chase & Co.	127,600	12,456,312
U.S. Bancorp	137,600	6,288,320

		41,802,610

Beverages—1.2%
PepsiCo, Inc.	34,000	3,756,320

Biotechnology—1.1%
Amgen, Inc.	18,149	3,533,066

Building Products—0.0%
Resideo Technologies, Inc. (a)	7,433	152,748

Capital Markets—2.7%
Morgan Stanley	147,400	5,844,410
T Rowe Price Group, Inc.	28,242	2,607,301

		8,451,711

Chemicals—2.0%
Air Products & Chemicals, Inc.	21,122	3,380,576
Celanese Corp.	33,200	2,987,004

		6,367,580

Communications Equipment—2.2%
Cisco Systems, Inc.	160,400	6,950,132

Consumer Finance—1.9%
American Express Co.	33,948	3,235,923
Discover Financial Services	49,500	2,919,510

		6,155,433

Containers & Packaging—1.0%
Sonoco Products Co.	59,600	3,166,548

Diversified Telecommunication Services—3.4%
AT&T, Inc.	130,948	3,737,256
Verizon Communications, Inc.	125,771	7,070,846

		10,808,102

Electric Utilities—3.0%
Entergy Corp.	72,800	6,265,896
Exelon Corp.	68,992	3,111,539

		9,377,435

Electrical Equipment—0.9%
Eaton Corp. PLC	40,900	2,808,194

Entertainment—1.0%
Walt Disney Co.	30,100	3,300,465

Equity Real Estate Investment Trusts (REITs)—1.9%
Host Hotels & Resorts, Inc.	163,703	2,728,929
Omega Healthcare Investors, Inc.	91,269	3,208,105

		5,937,034

	Shares	Value

Food & Staples Retailing—2.4%
Sysco Corp.	60,000	$3,759,600
Walmart, Inc.	40,000	3,726,000

		7,485,600

Food Products—1.9%
Conagra Brands, Inc.	113,800	2,430,768
Mondelez International, Inc., Class A	89,600	3,586,688

		6,017,456

Healthcare Equipment & Supplies—3.4%
Abbott Laboratories	57,400	4,151,742
Baxter International, Inc.	25,806	1,698,551
Medtronic PLC	53,600	4,875,456

		10,725,749

Healthcare Providers & Services—5.8%
Anthem, Inc.	25,300	6,644,539
CVS Health Corp.	44,768	2,933,199
Encompass Health Corp.	45,700	2,819,690
HCA Healthcare, Inc.	24,000	2,986,800
Quest Diagnostics, Inc.	36,400	3,031,028

		18,415,256

Hotels, Restaurants & Leisure—0.9%
Royal Caribbean Cruises Ltd.	30,400	2,972,816

Household Products—1.1%
Procter & Gamble Co.	37,200	3,419,424

Industrial Conglomerates—1.9%
Honeywell International, Inc.	44,600	5,892,552

Insurance—4.1%
Aflac, Inc.	82,800	3,772,368
Allstate Corp.	35,400	2,925,102
Progressive Corp.	52,811	3,186,088
Reinsurance Group of America, Inc.	23,400	3,281,382

		13,164,940

Leisure Equipment & Products—0.7%
Brunswick Corp.	48,100	2,234,245

Machinery—1.0%
Ingersoll-Rand PLC	34,100	3,110,943

Media—2.1%
Comcast Corp., Class A	198,600	6,762,330

Metals & Mining—0.9%
Steel Dynamics, Inc.	90,200	2,709,608

Multi-Line Retail—0.8%
Target Corp.	40,564	2,680,875

Multi-Utilities—2.0%
Public Service Enterprise Group, Inc.	120,400	6,266,820

Oil, Gas & Consumable Fuels—11.1%
ConocoPhillips	109,300	6,814,855
EOG Resources, Inc.	40,147	3,501,220
Equinor ASA ADR	271,100	5,739,187
Marathon Oil Corp.	210,825	3,023,231
Occidental Petroleum Corp.	98,600	6,052,068
Royal Dutch Shell PLC, Class A ADR	55,308	3,222,797
Total S.A. ADR	56,800	2,963,824
Valero Energy Corp.	50,528	3,788,084

		35,105,266

Pharmaceuticals—7.1%
Eli Lilly & Co.	65,300	7,556,516
Merck & Co., Inc.	101,059	7,721,918

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	81

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value
Pfizer, Inc.	169,000	$7,376,850

		22,655,284

Road & Rail—1.7%
Kansas City Southern	27,700	2,643,965
Union Pacific Corp.	19,100	2,640,193

		5,284,158

Semiconductors & Semiconductor Equipment—3.7%
Broadcom, Inc.	6,346	1,613,661
Intel Corp.	148,500	6,969,105
QUALCOMM, Inc.	53,416	3,039,905

		11,622,671

Software—1.8%
Microsoft Corp.	56,674	5,756,378

Specialty Retail—1.5%
Best Buy Co., Inc.	30,585	1,619,782
Lowe’s Cos., Inc.	34,900	3,223,364

		4,843,146

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	15,500	2,444,970
HP, Inc.	137,600	2,815,296

		5,260,266

Textiles, Apparel & Luxury Goods—0.8%
VF Corp.	35,009	2,497,542

Tobacco—0.8%
Philip Morris International, Inc.	39,100	2,610,316

Total Common Stock (cost—$335,240,812)		308,531,682

	Principal Amount (000s)

Repurchase Agreements—2.5%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $7,978,222; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $8,138,663 including accrued interest

(cost—$7,978,000)	$7,978	7,978,000

Total Investments (cost—$343,218,812)—99.8%		316,509,682

Other assets less liabilities—0.2%		748,928

Net Assets—100.0%		$317,258,610

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value

Common Stock—98.4%

Aerospace & Defense—4.0%
Harris Corp.	75,630	$10,183,580
Huntington Ingalls Industries, Inc.	59,140	11,254,933
Northrop Grumman Corp.	47,487	11,629,566
Spirit AeroSystems Holdings, Inc., Class A	159,000	11,462,310

		44,530,389

Air Freight & Logistics—0.8%
FedEx Corp.	57,200	9,228,076

Airlines—1.1%
Southwest Airlines Co.	251,600	11,694,368

Auto Components—2.1%
Lear Corp.	94,600	11,622,556
Magna International, Inc.	266,600	12,116,970

		23,739,526

Banks—8.0%
BOK Financial Corp.	152,000	11,146,160
Citizens Financial Group, Inc.	372,790	11,083,047
Comerica, Inc.	162,870	11,187,540
Fifth Third Bancorp	481,700	11,334,401
KeyCorp	740,000	10,937,200
M&T Bank Corp.	81,287	11,634,608
Regions Financial Corp.	827,900	11,077,302
SunTrust Banks, Inc.	217,642	10,977,863

		89,378,121

Beverages—1.8%
Coca-Cola European Partners PLC	207,093	9,495,214
Constellation Brands, Inc., Class A	64,200	10,324,644

		19,819,858

Building Products—0.3%
Fortune Brands Home & Security, Inc.	101,294	3,848,159

Capital Markets—5.2%
Ameriprise Financial, Inc.	96,900	10,113,453
Lazard Ltd., Class A	314,828	11,620,302
Raymond James Financial, Inc.	166,400	12,381,824
State Street Corp.	182,720	11,524,150
TD Ameritrade Holding Corp.	240,955	11,797,157

		57,436,886

Chemicals—3.2%
Celanese Corp.	132,900	11,957,013
Eastman Chemical Co.	163,300	11,938,863
LyondellBasell Industries NV, Class A	138,300	11,501,028

		35,396,904

Commercial Services & Supplies—1.0%
KAR Auction Services, Inc.	234,590	11,194,635

Communications Equipment—1.0%
Motorola Solutions, Inc.	98,030	11,277,371

Construction & Engineering—1.2%
EMCOR Group, Inc.	215,253	12,848,452

Consumer Finance—0.8%
Discover Financial Services	159,500	9,407,310

	Shares	Value

Containers & Packaging—3.2%
International Paper Co.	278,300	$11,232,188
Packaging Corp. of America	136,000	11,350,560
Sonoco Products Co.	248,800	13,218,744

		35,801,492

Distributors—1.2%
Genuine Parts Co.	138,200	13,269,964

Electric Utilities—4.0%
American Electric Power Co., Inc.	148,920	11,130,281
Entergy Corp.	133,060	11,452,474
Eversource Energy	170,560	11,093,222
Southern Co.	251,800	11,059,056

		44,735,033

Electrical Equipment—2.1%
Eaton Corp. PLC	173,600	11,919,376
Hubbell, Inc.	118,000	11,722,120

		23,641,496

Electronic Equipment, Instruments & Components—1.1%
TE Connectivity Ltd.	167,500	12,668,025

Energy Equipment & Services—0.5%
Halliburton Co.	213,960	5,687,057

Equity Real Estate Investment Trusts (REITs)—6.8%
American Tower Corp.	38,846	6,145,049
Digital Realty Trust, Inc.	102,600	10,932,030
Lamar Advertising Co., Class A	185,700	12,846,726
Mid-America Apartment Communities, Inc.	118,700	11,359,590
National Health Investors, Inc.	186,900	14,118,426
Prologis, Inc.	183,300	10,763,376
Weyerhaeuser Co.	417,640	9,129,610

		75,294,807

Food Products—3.2%
Archer-Daniels-Midland Co.	280,400	11,487,988
Hershey Co.	119,320	12,788,718
Ingredion, Inc.	120,260	10,991,764

		35,268,470

Gas Utilities—1.0%
UGI Corp.	202,800	10,819,380

Healthcare Equipment & Supplies—1.0%
STERIS PLC	105,570	11,280,154

Healthcare Providers & Services—2.5%
Encompass Health Corp.	167,140	10,312,538
Fresenius Medical Care AG & Co. KGaA ADR	154,170	4,993,566
Universal Health Services, Inc., Class B	107,000	12,471,920

		27,778,024

Hotels, Restaurants & Leisure—1.0%
Royal Caribbean Cruises Ltd.	119,540	11,689,817

Household Durables—1.0%
DR Horton, Inc.	312,200	10,820,852

Insurance—9.1%
Allstate Corp.	141,280	11,673,966
American Financial Group, Inc.	122,950	11,130,664

82	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value
Aon PLC	75,520	$10,977,587
Everest Re Group Ltd.	58,700	12,782,512
Hartford Financial Services Group, Inc.	271,080	12,049,506
Lincoln National Corp.	170,500	8,748,355
Principal Financial Group, Inc.	265,270	11,716,976
Progressive Corp.	215,900	13,025,247
Prudential Financial, Inc.	110,700	9,027,585

		101,132,398

IT Services—3.9%
Amdocs Ltd.	184,110	10,785,164
Booz Allen Hamilton Holding Corp.	267,400	12,051,718
DXC Technology Co.	150,500	8,002,085
Fidelity National Information Services, Inc.	119,000	12,203,450

		43,042,417

Leisure Equipment & Products—1.0%
Brunswick Corp.	250,660	11,643,157

Life Sciences Tools & Services—2.0%
Agilent Technologies, Inc.	189,221	12,764,849
Bruker Corp.	316,799	9,431,106

		22,195,955

Machinery—5.3%
Altra Industrial Motion Corp.	306,850	7,717,278
Crane Co.	151,740	10,952,593
Cummins, Inc.	81,760	10,926,406
Illinois Tool Works, Inc.	48,280	6,116,593
Ingersoll-Rand PLC	121,790	11,110,902
PACCAR, Inc.	220,400	12,593,656

		59,417,428

Metals & Mining—1.0%
Nucor Corp.	218,200	11,304,942

Multi-Line Retail—1.2%
Dollar General Corp.	124,600	13,466,768

Multi-Utilities—0.9%
Public Service Enterprise Group, Inc.	187,670	9,768,223

Oil, Gas & Consumable Fuels—7.5%
ConocoPhillips	190,475	11,876,116
Devon Energy Corp.	387,350	8,730,869
EQM Midstream Partners L.P.	218,800	9,463,100
Magellan Midstream Partners L.P.	197,300	11,257,938
Marathon Oil Corp.	538,240	7,718,362
Marathon Petroleum Corp.	195,000	11,506,950
TransCanada Corp.	315,600	11,266,920
Valero Energy Corp.	160,800	12,055,176

		83,875,431

Road & Rail—3.1%
JB Hunt Transport Services, Inc.	118,900	11,062,456
Kansas City Southern	128,810	12,294,914
Norfolk Southern Corp.	75,490	11,288,775

		34,646,145

Semiconductors & Semiconductor Equipment—1.3%
Applied Materials, Inc.	187,900	6,151,846
Skyworks Solutions, Inc.	124,050	8,313,831

		14,465,677

	Shares	Value

Software—1.1%
Citrix Systems, Inc.	60,275	$6,175,776
SS&C Technologies Holdings, Inc.	124,334	5,608,707

		11,784,483

Specialty Retail—1.2%
Tractor Supply Co.	160,150	13,362,916

Textiles, Apparel & Luxury Goods—0.7%
Tapestry, Inc.	225,856	7,622,640

Total Common Stock (cost—$1,112,781,402)		1,096,283,206

	Principal Amount (000s)

Repurchase Agreements—1.4%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $15,213,423; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $15,520,817 including accrued interest

(cost—$15,213,000)	$15,213	15,213,000

Total Investments (cost—$1,127,994,402)—99.8%		1,111,496,206

Other assets less liabilities—0.2%		1,728,548

Net Assets—100.0%		$1,113,224,754

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value

Common Stock—100.2%

Aerospace & Defense—2.2%
CAE, Inc.	659,900	$12,109,165
Curtiss-Wright Corp.	146,200	14,929,944

		27,039,109

Airlines—1.2%
Hawaiian Holdings, Inc.	542,500	14,327,425

Banks—22.4%
Associated Banc-Corp	755,480	14,950,949
Berkshire Hills Bancorp, Inc.	520,264	14,031,520
CenterState Bank Corp.	702,773	14,786,344
East West Bancorp, Inc.	190,590	8,296,383
Enterprise Financial Services Corp.	389,150	14,643,714
First Bancorp	454,429	14,841,651
First Hawaiian, Inc.	663,800	14,942,138
First Horizon National Corp.	1,136,800	14,960,288
First Interstate Bancsystem, Inc., Class A	404,848	14,801,243
FNB Corp.	1,481,255	14,575,549
Great Western Bancorp, Inc.	478,415	14,950,469
Hope Bancorp, Inc.	1,226,725	14,548,959
IBERIABANK Corp.	229,458	14,749,560
International Bancshares Corp.	345,600	11,888,640
Simmons First National Corp., Class A	625,850	15,101,760
South State Corp.	249,500	14,957,525
TCF Financial Corp.	727,700	14,182,873
Towne Bank	61,400	1,470,530
Umpqua Holdings Corp.	855,540	13,603,086
United Community Banks, Inc.	680,930	14,612,758

		270,895,939

Building Products—1.2%
Universal Forest Products, Inc.	569,302	14,779,080

Capital Markets—4.5%
AllianceBernstein Holding L.P.	445,212	12,163,192
BrightSphere Investment Group	1,411,844	15,078,494
Houlihan Lokey, Inc.	399,850	14,714,480
Stifel Financial Corp.	292,490	12,114,936

		54,071,102

Chemicals—4.9%
Cabot Corp.	356,500	15,308,110
Innophos Holdings, Inc.	166,148	4,075,610
Methanex Corp.	254,500	12,259,265
Orion Engineered Carbons S.A.	611,365	15,455,307
Rentech Nitrogen Partners L.P. (a)(b)(c)	555,768	56
Stepan Co.	165,958	12,280,892

		59,379,240

Commercial Services & Supplies—2.0%
Ennis, Inc.	616,801	11,873,419
Interface, Inc.	899,858	12,822,977

		24,696,396

Construction & Engineering—3.2%
Argan, Inc.	303,463	11,483,040
EMCOR Group, Inc.	242,729	14,488,494
KBR, Inc.	799,110	12,130,490

		38,102,024

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	83

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value

Containers & Packaging—2.3%
Silgan Holdings, Inc.	628,006	$14,833,502
Sonoco Products Co.	240,520	12,778,827

		27,612,329

Electrical Equipment—2.4%
EnerSys	194,131	15,066,507
Regal Beloit Corp.	207,810	14,557,090

		29,623,597

Electronic Equipment, Instruments & Components—2.4%
Methode Electronics, Inc.	623,442	14,519,964
Vishay Intertechnology, Inc.	812,010	14,624,300

		29,144,264

Energy Equipment & Services—1.1%
Mammoth Energy Services, Inc.	710,800	12,780,184

Equity Real Estate Investment Trusts (REITs)—4.4%
CyrusOne, Inc.	232,694	12,304,859
InfraREIT, Inc.	365,520	7,683,230
Monmouth Real Estate Investment Corp.	1,135,308	14,077,819
National Health Investors, Inc.	170,520	12,881,081
PotlatchDeltic Corp.	214,433	6,784,660

		53,731,649

Food Products—1.2%
Ingredion, Inc.	159,660	14,592,924

Gas Utilities—1.0%
National Fuel Gas Co.	229,090	11,724,826

Healthcare Equipment & Supplies—1.1%
Hill-Rom Holdings, Inc.	149,580	13,245,309

Healthcare Providers & Services—1.1%
Encompass Health Corp.	223,339	13,780,016

Hotels, Restaurants & Leisure—2.4%
Extended Stay America, Inc. UNIT	935,353	14,497,971
Ruth’s Hospitality Group, Inc.	648,145	14,732,336

		29,230,307

Household Durables—2.3%
La-Z-Boy, Inc.	532,600	14,758,346
MDC Holdings, Inc.	446,724	12,557,412

		27,315,758

Insurance—4.6%
American Financial Group, Inc.	161,050	14,579,856
CNO Financial Group, Inc.	976,860	14,535,677
First American Financial Corp.	332,220	14,830,301
Old Republic International Corp.	588,090	12,097,011

		56,042,845

IT Services—1.0%
Booz Allen Hamilton Holding Corp.	268,480	12,100,394

Leisure Equipment & Products—1.2%
Brunswick Corp.	306,530	14,238,319

	Shares	Value

Life Sciences Tools & Services—1.1%
Bruker Corp.	454,500	$13,530,465

Machinery—4.8%
Crane Co.	207,040	14,944,147
Global Brass & Copper Holdings, Inc.	548,152	13,786,023
ITT, Inc.	307,195	14,828,302
Kennametal, Inc.	443,810	14,769,997

		58,328,469

Media—1.1%
Meredith Corp.	253,652	13,174,685

Metals & Mining—1.0%
Steel Dynamics, Inc.	402,480	12,090,499

Multi-Utilities—1.0%
Black Hills Corp.	187,760	11,787,573

Oil, Gas & Consumable Fuels—7.2%
Alliance Resource Partners L.P.	82,100	1,423,614
CNX Midstream Partners L.P.	865,571	14,091,496
Delek Logistics Partners L.P.	461,664	13,503,672
Enerplus Corp.	1,554,300	12,061,368
EQM Midstream Partners L.P.	331,146	14,322,065
Parkland Fuel Corp.	252,000	6,523,352
SandRidge Permian Trust	622,702	1,176,907
Ship Finance International Ltd.	1,311,500	13,810,095
Valero Energy Partners L.P.	255,626	10,779,748

		87,692,317

Paper & Forest Products—2.9%
Neenah, Inc.	237,023	13,965,395
Schweitzer-Mauduit International, Inc.	359,004	8,993,050
Western Forest Products, Inc.	8,390,956	11,616,545

		34,574,990

Professional Services—1.1%
Korn/Ferry International	326,462	12,908,308

Road & Rail—1.2%
Werner Enterprises, Inc.	489,747	14,467,126

Semiconductors & Semiconductor Equipment—2.2%
MKS Instruments, Inc.	184,160	11,898,578
Versum Materials, Inc.	527,446	14,620,803

		26,519,381

Specialty Retail—1.8%
DSW, Inc., Class A	617,650	15,255,955
Tailored Brands, Inc.	453,467	6,185,290

		21,441,245

Textiles, Apparel & Luxury Goods—1.2%
Carter’s, Inc.	184,720	15,076,846

Thrifts & Mortgage Finance—1.2%
Washington Federal, Inc.	551,460	14,729,497

Tobacco—1.1%
Universal Corp.	240,619	13,029,519

	Shares	Value

Trading Companies & Distributors—1.2%
MSC Industrial Direct Co., Inc., Class A	189,738	$14,594,647

Total Common Stock (cost—$1,275,179,788)		1,212,398,603

	Principal Amount (000s)

Repurchase Agreements—0.2%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $2,055,057; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $2,096,472 including accrued interest

(cost—$2,055,000)	$2,055	2,055,000

Total Investments (cost—$1,277,234,788)—100.4%		1,214,453,603

Liabilities in excess of other assets—(0.4)%		(4,847,018)

Net Assets—100.0%		$1,209,606,585

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $56, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

84	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

AllianzGI Small-Cap Fund

	Shares	Value

Common Stock—98.2%

Aerospace & Defense—2.2%
AAR Corp.	4,366	$163,026
Axon Enterprise, Inc. (c)	3,149	137,769
BWX Technologies, Inc.	3,020	115,455
Engility Holdings, Inc. (c)	13,500	384,210
HEICO Corp.	1,060	82,129
Kratos Defense & Security Solutions, Inc. (c)	22,871	322,252
Moog, Inc., Class A	7,300	565,604

		1,770,445

Air Freight & Logistics—0.0%
Echo Global Logistics, Inc. (c)	1,548	31,471

Auto Components—0.2%
Stoneridge, Inc. (c)	7,480	184,382

Banks—3.9%
Bancorp, Inc. (c)	19,180	152,673
Carolina Financial Corp.	1,282	37,934
CBTX, Inc.	2,250	66,150
Equity Bancshares, Inc., Class A (c)	1,519	53,545
First BanCorp	69,100	594,260
First Financial Bankshares, Inc.	12,575	725,452
First Foundation, Inc. (c)	3,117	40,084
First Internet Bancorp	1,143	23,363
First Merchants Corp.	11,775	403,529
Franklin Financial Network, Inc. (c)	1,295	34,149
Investors Bancorp, Inc.	5,470	56,888
National Commerce Corp. (c)	957	34,452
Preferred Bank	817	35,417
RBB Bancorp	3,745	65,800
Southern National Bancorp of Virginia, Inc.	4,495	59,424
TCF Financial Corp.	32,445	632,353
Triumph Bancorp, Inc. (c)	1,221	36,264
Veritex Holdings, Inc. (c)	2,000	42,760

		3,094,497

Beverages—1.3%
Boston Beer Co., Inc., Class A (c)	2,385	574,403
Craft Brew Alliance, Inc. (c)	4,320	61,819
MGP Ingredients, Inc.	1,829	104,344
Primo Water Corp. (c)	20,247	283,661

		1,024,227

Biotechnology—5.8%
Abeona Therapeutics, Inc. (c)	1,384	9,882
Albireo Pharma, Inc. (c)	465	11,406
Amicus Therapeutics, Inc. (c)	5,330	51,061
Arena Pharmaceuticals, Inc. (c)	2,010	78,290
Array BioPharma, Inc. (c)	8,498	121,096
Arrowhead Pharmaceuticals, Inc. (c)	7,630	94,765
Audentes Therapeutics, Inc. (c)	795	16,949
BioCryst Pharmaceuticals, Inc. (c)	3,510	28,326
Biohaven Pharmaceutical Holding Co., Ltd. (c)	758	28,031
BioSpecifics Technologies Corp. (c)	4,464	270,518
Blueprint Medicines Corp. (c)	1,094	58,978
Cara Therapeutics, Inc. (c)	1,266	16,458
Corbus Pharmaceuticals Holdings, Inc. (c)	1,752	10,232
CRISPR Therapeutics AG (c)	2,660	75,996
CytomX Therapeutics, Inc. (c)	1,282	19,358

	Shares	Value
Dicerna Pharmaceuticals, Inc. (c)	6,838	$73,098
Editas Medicine, Inc. (c)	3,226	73,392
Emergent Biosolutions, Inc. (c)	11,085	657,119
Exelixis, Inc. (c)	6,175	121,462
Fate Therapeutics, Inc. (c)	1,821	23,363
FibroGen, Inc. (c)	1,475	68,263
Flexion Therapeutics, Inc. (c)	1,682	19,040
Genomic Health, Inc. (c)	14,320	922,351
Global Blood Therapeutics, Inc. (c)	1,440	59,112
GlycoMimetics, Inc. (c)	1,481	14,025
Heron Therapeutics, Inc. (c)	2,222	57,639
Immunomedics, Inc. (c)	3,930	56,081
Intellia Therapeutics, Inc. (c)	6,639	90,622
Invitae Corp. (c)	21,185	234,306
Iovance Biotherapeutics, Inc. (c)	7,011	62,047
Karyopharm Therapeutics, Inc. (c)	1,365	12,790
Kindred Biosciences, Inc. (c)	3,090	33,836
Kura Oncology, Inc. (c)	1,193	16,750
La Jolla Pharmaceutical Co. (c)	1,036	9,769
Loxo Oncology, Inc. (c)	576	80,680
MacroGenics, Inc. (c)	1,251	15,888
Progenics Pharmaceuticals, Inc. (c)	3,075	12,915
PTC Therapeutics, Inc. (c)	13,745	471,728
Rigel Pharmaceuticals, Inc. (c)	6,081	13,986
Sangamo Therapeutics, Inc. (c)	2,022	23,213
T2 Biosystems, Inc. (c)	6,214	18,704
uniQure NV (c)	672	19,367
Vanda Pharmaceuticals, Inc. (c)	1,791	46,799
Veracyte, Inc. (c)	4,015	50,509
Verastem, Inc. (c)	14,883	50,007
Vericel Corp. (c)	17,554	305,440
Viking Therapeutics, Inc. (c)	2,138	16,356
Voyager Therapeutics, Inc. (c)	1,057	9,936

		4,631,939

Building Products—0.1%
PGT Innovations, Inc. (c)	2,381	37,739

Capital Markets—0.2%
BlackRock TCP Capital Corp.	3,895	50,791
Main Street Capital Corp.	1,780	60,182
Prospect Capital Corp.	9,926	62,633

		173,606

Chemicals—0.7%
American Vanguard Corp.	2,304	34,998
Balchem Corp.	945	74,041
Ingevity Corp. (c)	3,576	299,275
Trinseo S.A.	3,605	165,037

		573,351

Commercial Services & Supplies—3.4%
Brink’s Co.	1,804	116,629
Essendant, Inc.	40,425	508,546
Healthcare Services Group, Inc.	4,270	171,569
Herman Miller, Inc.	17,130	518,182
MSA Safety, Inc.	7,620	718,337
Tetra Tech, Inc.	12,375	640,654

		2,673,917

Communications Equipment—0.5%
Ciena Corp. (c)	1,615	54,765
EchoStar Corp., Class A (c)	2,035	74,725
InterDigital, Inc.	1,505	99,977
NetScout Systems, Inc. (c)	1,985	46,906
Plantronics, Inc.	1,115	36,906
Viavi Solutions, Inc. (c)	7,625	76,631

		389,910

	Shares	Value

Construction & Engineering—0.3%
NV5 Global, Inc. (c)	1,232	$74,598
Sterling Construction Co., Inc. (c)	3,806	41,447
Willscot Corp. (c)	12,784	120,425

		236,470

Construction Materials—0.0%
U.S. Concrete, Inc. (c)	977	34,469

Consumer Finance—0.5%
Enova International, Inc. (c)	7,670	149,258
Green Dot Corp., Class A (c)	3,551	282,376

		431,634

Containers & Packaging—0.3%
Greif, Inc., Class A	4,390	162,913
Silgan Holdings, Inc.	3,185	75,230

		238,143

Diversified Consumer Services—1.3%
Bright Horizons Family Solutions, Inc. (c)	2,595	289,213
Carriage Services, Inc.	5,288	81,964
Chegg, Inc. (c)	11,449	325,381
Graham Holdings Co., Class B	125	80,072
Grand Canyon Education, Inc. (c)	565	54,319
Strategic Education, Inc.	1,521	172,512

		1,003,461

Diversified Financial Services—0.2%
Compass Diversified Holdings	13,030	162,223

Diversified Telecommunication Services—0.1%
ORBCOMM, Inc. (c)	5,301	43,786

Electric Utilities—2.7%
ALLETE, Inc.	3,780	288,112
Hawaiian Electric Industries, Inc.	10,220	374,256
IDACORP, Inc.	2,530	235,442
Otter Tail Corp.	1,345	66,766
PNM Resources, Inc.	2,625	107,861
Portland General Electric Co.	22,770	1,044,004

		2,116,441

Electronic Equipment, Instruments & Components—0.3%
II-VI, Inc. (c)	6,451	209,399
Mesa Laboratories, Inc.	266	55,432

		264,831

Energy Equipment & Services—0.6%
Newpark Resources, Inc. (c)	36,187	248,605
ProPetro Holding Corp. (c)	10,002	123,225
SEACOR Holdings, Inc. (c)	1,625	60,125
USA Compression Partners L.P.	4,840	62,823

		494,778

Entertainment—1.3%
Liberty Media Corp-Liberty Braves, Class A (c)	12,190	304,019
Liberty Media Corp-Liberty Braves, Class C (c)	4,235	105,409
Madison Square Garden Co., Class A (c)	490	131,173
Reading International, Inc., Class A (c)	4,910	71,391
Rosetta Stone, Inc. (c)	13,462	220,777
Zynga, Inc., Class A (c)	53,570	210,530

		1,043,299

Equity Real Estate Investment Trusts (REITs)—1.2%
Chatham Lodging Trust	21,970	388,430
CorePoint Lodging, Inc.	3,480	42,630

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	85

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value
Equity Commonwealth	10,830	$325,008
Ryman Hospitality Properties, Inc.	3,410	227,413
Winthrop Realty Trust (a)(b)(c)	12,960	1,944

		985,425

Food & Staples Retailing—0.3%
Casey’s General Stores, Inc.	620	79,447
Performance Food Group Co. (c)	4,234	136,631
PriceSmart, Inc.	835	49,348

		265,426

Food Products—2.2%
Calavo Growers, Inc.	2,956	215,670
Conagra Brands, Inc.	2,487	53,122
Flowers Foods, Inc.	5,700	105,279
J&J Snack Foods Corp.	1,305	188,690
John B Sanfilippo & Son, Inc.	755	42,023
Lancaster Colony Corp.	4,045	715,399
Simply Good Foods Co. (c)	14,871	281,062
Tootsie Roll Industries, Inc.	5,365	179,191

		1,780,436

Gas Utilities—0.2%
ONE Gas, Inc.	720	57,312
Suburban Propane Partners L.P.	6,100	117,547

		174,859

Healthcare Equipment & Supplies—7.4%
Antares Pharma, Inc. (c)	10,993	29,901
Avanos Medical, Inc. (c)	1,350	60,467
AxoGen, Inc. (c)	7,842	160,212
Cerus Corp. (c)	6,792	34,435
CONMED Corp.	845	54,249
CryoLife, Inc. (c)	2,363	67,062
CryoPort, Inc. (c)	21,362	235,623
CytoSorbents Corp. (c)	4,196	33,904
Globus Medical, Inc., Class A (c)	13,050	564,804
Haemonetics Corp. (c)	5,320	532,266
Heska Corp. (c)	391	33,665
Hill-Rom Holdings, Inc.	3,880	343,574
ICU Medical, Inc. (c)	275	63,148
Inogen, Inc. (c)	2,793	346,807
Insulet Corp. (c)	2,562	203,218
Integra LifeSciences Holdings Corp. (c)	1,150	51,865
IntriCon Corp. (c)	7,198	189,883
LeMaitre Vascular, Inc.	2,253	53,261
LivaNova PLC (c)	2,310	211,296
Masimo Corp. (c)	8,140	873,992
Merit Medical Systems, Inc. (c)	5,427	302,881
Neogen Corp. (c)	1,040	59,280
Novocure Ltd. (c)	6,395	214,105
OrthoPediatrics Corp. (c)	1,702	59,366
RTI Surgical, Inc. (c)	63,665	235,560
Senseonics Holdings, Inc. (c)	71,792	185,941
Sientra, Inc. (c)	2,182	27,733
Surmodics, Inc. (c)	1,255	59,311
Tactile Systems Technology, Inc. (c)	5,407	246,289
Utah Medical Products, Inc.	2,210	183,607
ViewRay, Inc. (c)	25,854	156,934
West Pharmaceutical Services, Inc.	650	63,719

		5,938,358

Healthcare Providers & Services—4.8%
Addus HomeCare Corp. (c)	5,225	354,673
Amedisys, Inc. (c)	6,100	714,371
BioTelemetry, Inc. (c)	4,959	296,152
Chemed Corp.	660	186,965
Encompass Health Corp.	8,015	494,526

	Shares	Value
Ensign Group, Inc.	1,305	$50,621
HealthEquity, Inc. (c)	3,186	190,045
LHC Group, Inc. (c)	2,850	267,558
Molina Healthcare, Inc. (c)	415	48,231
Premier, Inc., Class A (c)	2,460	91,881
Providence Service Corp. (c)	1,265	75,925
R1 RCM, Inc. (c)	100,456	798,625
RadNet, Inc. (c)	3,535	35,951
Tivity Health, Inc. (c)	2,325	57,683
U.S. Physical Therapy, Inc.	1,255	128,449

		3,791,656

Healthcare Technology—2.2%
Medidata Solutions, Inc. (c)	4,263	287,411
Omnicell, Inc. (c)	4,641	284,215
Tabula Rasa HealthCare, Inc. (c)	6,949	443,068
Teladoc, Inc. (c)	5,962	295,536
Vocera Communications, Inc. (c)	10,630	418,291

		1,728,521

Hotels, Restaurants & Leisure—3.7%
Carrols Restaurant Group, Inc. (c)	4,411	43,404
Cedar Fair L.P.	1,340	63,382
Century Casinos, Inc. (c)	5,208	38,487
Choice Hotels International, Inc.	1,430	102,360
Churchill Downs, Inc.	1,948	475,195
Dine Brands Global, Inc.	3,982	268,148
Eldorado Resorts, Inc. (c)	8,216	297,502
Extended Stay America, Inc. UNIT	13,120	203,360
Golden Entertainment, Inc. (c)	1,860	29,797
Hyatt Hotels Corp., Class A	12,025	812,890
International Speedway Corp., Class A	1,820	79,825
Jack in the Box, Inc.	940	72,972
Lindblad Expeditions Holdings, Inc. (c)	6,195	83,385
Texas Roadhouse, Inc.	6,249	373,065

		2,943,772

Household Durables—1.4%
Helen of Troy Ltd. (c)	5,200	682,136
Lennar Corp., Class B	11,035	345,726
LGI Homes, Inc. (c)	803	36,312
Turtle Beach Corp. (c)	1,433	20,449

		1,084,623

Household Products—0.5%
Central Garden & Pet Co. (c)	1,935	66,661
Central Garden & Pet Co., Class A (c)	2,350	73,438
Energizer Holdings, Inc.	1,155	52,148
WD-40 Co.	1,155	211,665

		403,912

Independent Power Producers & Energy Traders—0.5%
Clearway Energy, Inc., Class A	17,800	301,176
TerraForm Power, Inc., Class A	6,375	71,527

		372,703

Insurance—3.3%
American Equity Investment Life Holding Co.	19,480	544,271
American National Insurance Co.	1,090	138,692
Argo Group International Holdings Ltd.	1,452	97,647
Donegal Group, Inc., Class A	5,925	80,847

	Shares	Value
Enstar Group Ltd. (c)	440	$73,731
FedNat Holding Co.	11,915	237,347
Investors Title Co.	380	67,138
Kemper Corp.	4,445	295,059
Navigators Group, Inc.	9,800	681,002
NI Holdings, Inc. (c)	5,225	82,189
ProAssurance Corp.	2,565	104,037
RLI Corp.	1,160	80,028
Safety Insurance Group, Inc.	925	75,674
Trupanion, Inc. (c)	2,806	71,441

		2,629,103

Interactive Media & Services—0.5%
QuinStreet, Inc. (c)	15,594	253,091
Yelp, Inc. (c)	4,704	164,593

		417,684

Internet & Direct Marketing Retail—0.4%
Gaia, Inc., Class A (c)	3,238	33,546
Liberty Expedia Holdings, Inc., Class A (c)	1,820	71,180
Quotient Technology, Inc. (c)	12,737	136,031
Shutterfly, Inc. (c)	1,240	49,922

		290,679

IT Services—1.9%
Brightcove, Inc. (c)	4,463	31,419
Carbonite, Inc. (c)	8,368	211,376
CoreLogic, Inc. (c)	1,480	49,462
CSG Systems International, Inc.	1,940	61,634
Hackett Group, Inc.	2,734	43,771
ManTech International Corp., Class A	13,750	719,056
MAXIMUS, Inc.	1,370	89,173
Travelport Worldwide Ltd.	20,285	316,852

		1,522,743

Leisure Equipment & Products—2.6%
American Outdoor Brands Corp. (c)	36,800	473,248
Callaway Golf Co.	11,907	182,177
Clarus Corp.	25,495	258,009
Malibu Boats, Inc., Class A (c)	17,428	606,495
MasterCraft Boat Holdings, Inc. (c)	27,574	515,634
Vista Outdoor, Inc. (c)	4,575	51,926

		2,087,489

Life Sciences Tools & Services—3.9%
Charles River Laboratories International, Inc. (c)	7,140	808,105
Codexis, Inc. (c)	2,076	34,669
Medpace Holdings, Inc. (c)	19,545	1,034,517
NeoGenomics, Inc. (c)	21,278	268,315
PRA Health Sciences, Inc. (c)	10,310	948,108

		3,093,714

Machinery—1.5%
Chart Industries, Inc. (c)	4,621	300,504
Columbus McKinnon Corp.	4,117	124,086
DMC Global, Inc.	4,325	151,894
Kadant, Inc.	710	57,837
Kornit Digital Ltd. (c)	9,284	173,796
Park-Ohio Holdings Corp.	12,120	371,963

		1,180,080

Media—1.8%
Cable One, Inc.	115	94,312
Cardlytics, Inc. (c)	10,347	112,058
Gray Television, Inc. (c)	33,400	492,316
Liberty Broadband Corp., Class A (c)	1,635	117,409
Loral Space & Communications, Inc. (c)	1,390	51,778
New Media Investment Group, Inc.	4,525	52,354

86	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value
New York Times Co., Class A	2,010	$44,803
News Corp., Class B	9,850	113,767
Nexstar Media Group, Inc., Class A	3,663	288,058
Scholastic Corp.	2,365	95,215

		1,462,070

Metals & Mining—0.1%
Allegheny Technologies, Inc. (c)	4,923	107,174

Mortgage Real Estate Investment Trusts (REITs)—3.0%
Apollo Commercial Real Estate Finance, Inc.	21,245	353,942
ARMOUR Residential REIT, Inc.	4,570	93,685
Blackstone Mortgage Trust, Inc., Class A	13,160	419,277
Chimera Investment Corp.	11,035	196,644
Exantas Capital Corp.	17,600	176,352
Granite Point Mortgage Trust, Inc.	4,035	72,751
Invesco Mortgage Capital, Inc.	4,835	70,011
MFA Financial, Inc.	65,310	436,271
Ready Capital Corp.	3,705	51,240
TPG RE Finance Trust, Inc.	22,055	403,165
Two Harbors Investment Corp.	12,145	155,942

		2,429,280

Multi-Utilities—1.1%
Black Hills Corp.	7,335	460,491
NorthWestern Corp.	4,580	272,235
Unitil Corp.	3,415	172,936

		905,662

Oil, Gas & Consumable Fuels—3.6%
Abraxas Petroleum Corp. (c)	17,617	19,203
Alliance Resource Partners L.P.	32,100	556,614
Antero Midstream Partners L.P.	2,525	54,010
Black Stone Minerals L.P.	6,345	98,221
Crestwood Equity Partners L.P.	2,320	64,751
Delek U.S. Holdings, Inc.	5,803	188,656
Dorchester Minerals L.P.	3,255	47,653
Enviva Partners L.P.	2,830	78,532
Evolution Petroleum Corp.	5,282	36,023
Gran Tierra Energy, Inc. (c)	154,645	335,580
Lonestar Resources U.S., Inc., Class A (c)	5,087	18,568
Par Pacific Holdings, Inc. (c)	3,770	53,459
PBF Energy, Inc., Class A	12,805	418,339
PBF Logistics L.P.	3,415	68,641
Peabody Energy Corp.	2,240	68,275
Penn Virginia Corp. (c)	787	42,545
Plains GP Holdings L.P., Class A (c)	15,700	315,570
Ring Energy, Inc. (c)	3,160	16,053
Ship Finance International Ltd.	8,060	84,872
Sunoco L.P.	3,405	92,582
Valero Energy Partners L.P.	2,155	90,876
Viper Energy Partners L.P.	1,930	50,257
WildHorse Resource Development Corp. (c)	6,866	96,879

		2,896,159

Paper & Forest Products—0.6%
Mercer International, Inc.	21,475	224,199
Resolute Forest Products, Inc.	36,885	292,498

		516,697

	Shares	Value

Personal Products—0.3%
Inter Parfums, Inc.	1,020	$66,882
Nu Skin Enterprises, Inc., Class A	1,610	98,741
USANA Health Sciences, Inc. (c)	545	64,163

		229,786

Pharmaceuticals—1.7%
Amphastar Pharmaceuticals, Inc. (c)	2,095	41,690
ANI Pharmaceuticals, Inc. (c)	795	35,791
Assembly Biosciences, Inc. (c)	593	13,414
Catalent, Inc. (c)	8,865	276,411
Cymabay Therapeutics, Inc. (c)	9,113	71,719
Intersect ENT, Inc. (c)	1,716	48,357
Omeros Corp. (c)	1,203	13,401
Phibro Animal Health Corp., Class A	16,925	544,308
Revance Therapeutics, Inc. (c)	892	17,956
Supernus Pharmaceuticals, Inc. (c)	4,321	143,544
WaVe Life Sciences Ltd. (c)	2,840	119,394

		1,325,985

Professional Services—2.4%
CRA International, Inc.	1,039	44,209
FTI Consulting, Inc. (c)	9,655	643,409
Heidrick & Struggles International, Inc.	19,190	598,536
Kforce, Inc.	1,692	52,317
Korn/Ferry International	14,775	584,204

		1,922,675

Real Estate Management & Development—0.1%
St Joe Co. (c)	4,080	53,734

Road & Rail—0.9%
Daseke, Inc. (c)	4,565	16,799
Saia, Inc. (c)	6,075	339,107
Universal Logistics Holdings, Inc.	12,965	234,537
USA Truck, Inc. (c)	7,490	112,125

		702,568

Semiconductors & Semiconductor Equipment—0.2%
Axcelis Technologies, Inc. (c)	1,680	29,904
AXT, Inc. (c)	5,968	25,961
FormFactor, Inc. (c)	3,289	46,342
Ichor Holdings Ltd. (c)	1,788	29,144

		131,351

Software—6.6%
2U, Inc. (c)	3,301	164,126
Alteryx, Inc., Class A (c)	4,626	275,108
Amber Road, Inc. (c)	4,959	40,813
Aspen Technology, Inc. (c)	3,950	324,611
Asure Software, Inc. (c)	3,441	17,480
Blackline, Inc. (c)	3,942	161,425
Box, Inc., Class A (c)	7,516	126,870
Everbridge, Inc. (c)	7,350	417,186
Five9, Inc. (c)	7,907	345,694
Hortonworks, Inc. (c)	10,935	157,683
Instructure, Inc. (c)	6,045	226,748
LivePerson, Inc. (c)	16,256	306,588
Model N, Inc. (c)	30,504	403,568
PROS Holdings, Inc. (c)	1,450	45,530
Q2 Holdings, Inc. (c)	2,852	141,317
Rapid7, Inc. (c)	7,468	232,703
RealPage, Inc. (c)	4,490	216,373
SPS Commerce, Inc. (c)	7,000	576,660

	Shares	Value
Upland Software, Inc. (c)	2,019	$54,876
Varonis Systems, Inc. (c)	3,695	195,465
Verint Systems, Inc. (c)	14,560	616,034
Yext, Inc. (c)	16,154	239,887

		5,286,745

Specialty Retail—1.9%
Boot Barn Holdings, Inc. (c)	25,900	441,077
Cato Corp., Class A	11,310	161,394
Five Below, Inc. (c)	550	56,276
Floor & Decor Holdings, Inc., Class A (c)	3,902	101,062
Office Depot, Inc.	213,500	550,830
Williams-Sonoma, Inc.	3,745	188,935

		1,499,574

Technology Hardware, Storage & Peripherals—0.2%
USA Technologies, Inc. (c)	35,261	137,165

Textiles, Apparel & Luxury Goods—3.8%
Columbia Sportswear Co.	9,545	802,639
Crocs, Inc. (c)	22,200	576,756
Deckers Outdoor Corp. (c)	7,170	917,401
G-III Apparel Group Ltd. (c)	26,011	725,447
Movado Group, Inc.	1,540	48,695

		3,070,938

Thrifts & Mortgage Finance—3.9%
America First Multifamily Investors L.P.	18,595	104,504
BankFinancial Corp.	4,250	63,537
Capitol Federal Financial, Inc.	25,610	327,040
Essent Group Ltd. (c)	5,234	178,898
First Defiance Financial Corp.	1,880	46,079
Flagstar Bancorp, Inc. (c)	2,395	63,228
Kearny Financial Corp.	14,530	186,275
LendingTree, Inc. (c)	1,050	230,548
Meridian Bancorp, Inc.	7,598	108,803
MGIC Investment Corp. (c)	56,100	586,806
Northwest Bancshares, Inc.	4,590	77,755
OceanFirst Financial Corp.	2,405	54,136
Oritani Financial Corp.	14,040	207,090
PCSB Financial Corp.	3,660	71,590
Radian Group, Inc.	37,000	605,320
Territorial Bancorp, Inc.	5,340	138,733
Waterstone Financial, Inc.	5,230	87,655

		3,137,997

Tobacco—0.7%
Turning Point Brands, Inc.	10,200	277,644
Universal Corp.	1,995	108,029
Vector Group Ltd.	18,048	175,607

		561,280

Trading Companies & Distributors—0.3%
Rush Enterprises, Inc., Class B	5,885	209,506

Water Utilities—0.1%
American States Water Co.	1,005	67,375
SJW Group	860	47,833

		115,208

Wireless Telecommunication Services—0.5%
Boingo Wireless, Inc. (c)	18,058	371,453

Total Common Stock (cost—$78,003,699)		78,419,209

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	87

Schedule of Investments

December 31, 2018 (unaudited)

	Principal Amount (000s)	Value

Repurchase Agreements—1.6%

State Street Bank and Trust Co., dated 12/31/18, 0.50%, due 1/2/19, proceeds $1,280,036; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $1,310,295 including accrued interest

(cost—$1,280,000)	$1,280	$1,280,000

Total Investments (cost—$79,283,699)—99.8%		79,699,209

Other assets less liabilities—0.2%		163,960

Net Assets—100.0%		$79,863,169

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $1,944, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

AllianzGI Technology Fund

	Shares	Value

Common Stock—90.0%

Automobiles—0.7%
Tesla, Inc. (d)	30,745	$10,231,936

Communications Equipment—2.3%
Arista Networks, Inc. (d)	44,165	9,305,565
Cisco Systems, Inc.	100	4,333
Juniper Networks, Inc.	100	2,691
Lumentum Holdings, Inc. (d)	100	4,201
Motorola Solutions, Inc.	100	11,504
Nokia Oyj ADR	100	582
Palo Alto Networks, Inc. (d)	115,985	21,845,775

		31,174,651

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (d)	100	5,481

Diversified Telecommunication Services—0.0%
AT&T, Inc.	100	2,854
Verizon Communications, Inc.	100	5,622

		8,476

Electrical Equipment—0.2%
Bloom Energy Corp., Class A (d)	207,800	2,073,844
Nidec Corp.	100	11,315

		2,085,159

Electronic Equipment, Instruments & Components—0.2%
CDW Corp.	100	8,105
Cognex Corp.	100	3,867
IPG Photonics Corp. (d)	100	11,329
Murata Manufacturing Co., Ltd.	100	13,475
Samsung Electro-Mechanics Co., Ltd.	170	15,848
Samsung SDI Co., Ltd. (d)	13,890	2,730,189

		2,782,813

Entertainment—2.2%
Activision Blizzard, Inc.	100	4,657
Electronic Arts, Inc. (d)	100	7,891
Netflix, Inc. (d)	16,368	4,381,059
Nintendo Co., Ltd.	100	26,554
Take-Two Interactive Software, Inc. (d)	251,445	25,883,748

		30,303,909

Healthcare Technology—0.1%
Veeva Systems, Inc., Class A (d)	22,425	2,003,001

Household Durables—0.0%
Garmin Ltd.	100	6,332

Interactive Media & Services—8.9%
58.com, Inc. ADR (d)	100	5,421
Alphabet, Inc., Class A (c)(d)	56,010	58,528,209
Alphabet, Inc., Class C (d)	44,060	45,628,977
Baidu, Inc. ADR (d)	100	15,860
Facebook, Inc., Class A (c)(d)	149,225	19,561,905
NAVER Corp.	500	54,798
Tencent Holdings Ltd.	100	4,008
TripAdvisor, Inc. (d)	100	5,394
Twitter, Inc. (d)	100	2,874
Weibo Corp. ADR (d)	20	1,169
Yandex NV, Class A (d)	100	2,735
Yelp, Inc. (d)	100	3,499

	Shares	Value
Zillow Group, Inc., Class A (d)	100	$3,143

		123,817,992

Internet & Direct Marketing Retail—7.9%
Alibaba Group Holding Ltd. ADR (d)	100	13,707
Amazon.com, Inc. (d)	73,110	109,809,027
Ctrip.com International Ltd. ADR (d)	100	2,706
eBay, Inc. (d)	100	2,807
Expedia Group, Inc.	100	11,265
GrubHub, Inc. (d)	100	7,681
JD.com, Inc. ADR (d)	100	2,093

		109,849,286

IT Services—18.9%
Accenture PLC, Class A	100	14,101
Adyen NV (a)(d)	100	54,024
Akamai Technologies, Inc. (d)	100	6,108
Amadeus IT Group S.A.	100	6,958
Automatic Data Processing, Inc.	100	13,112
Cognizant Technology Solutions Corp., Class A	29,950	1,901,226
DXC Technology Co.	453,795	24,128,280
Fidelity National Information Services, Inc.	100	10,255
First Data Corp., Class A (d)	100	1,691
Global Payments, Inc.	100	10,313
GoDaddy, Inc., Class A (d)	100	6,562
Mastercard, Inc., Class A	179,575	33,876,824
MongoDB, Inc. (d)	242,920	20,342,121
Okta, Inc. (d)	462,205	29,488,679
PayPal Holdings, Inc. (d)	356,875	30,009,619
Perspecta, Inc.	226,897	3,907,166
Sabre Corp.	100	2,164
Shopify, Inc., Class A (d)	100	13,845
Square, Inc. Class A (c)(d)	745,805	41,832,202
Tata Consultancy Services Ltd.	2,000	54,278
Total System Services, Inc.	24,675	2,005,831
Twilio, Inc., Class A (d)	423,285	37,799,351
Visa, Inc., Class A	270,530	35,693,728
Worldpay, Inc., Class A (d)	100	7,643

		261,186,081

Media—0.0%
Comcast Corp., Class A	100	3,405

Professional Services—0.0%
Verisk Analytics, Inc. (d)	100	10,904

Semiconductors & Semiconductor Equipment—7.1%
Advanced Micro Devices, Inc. (d)	100	1,846
ams AG (d)	100	2,408
Applied Materials, Inc.	100	3,274
Broadcom, Inc.	69,990	17,797,057
Cree, Inc. (d)	184,290	7,883,005
Cypress Semiconductor Corp.	100	1,272
Infineon Technologies AG	100	2,002
Intel Corp.	414,050	19,431,366
KLA-Tencor Corp.	100	8,949
Lam Research Corp.	100	13,617
Marvell Technology Group Ltd.	100	1,619
Maxim Integrated Products, Inc.	100	5,085
MediaTek, Inc.	1,000	7,443
Microchip Technology, Inc.	271,182	19,503,409

88	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2018 (unaudited)

	Shares	Value
Micron Technology, Inc. (c)(d)	100	$3,173
NVIDIA Corp.	100	13,350
ON Semiconductor Corp. (d)	100	1,651
Qorvo, Inc. (d)	100	6,073
QUALCOMM, Inc.	72,385	4,119,430
SK Hynix, Inc.	100	5,452
Skyworks Solutions, Inc.	100	6,702
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	70,345	2,596,434
Teradyne, Inc.	131,425	4,124,117
Texas Instruments, Inc.	241,640	22,834,980
Tokyo Electron Ltd.	800	90,059
Universal Display Corp.	100	9,357

		98,473,130

Software—34.7%
Adobe, Inc. (d)	31,440	7,112,986
Aspen Technology, Inc. (d)	5,160	424,049
Atlassian Corp. PLC, Class A (d)	124,975	11,120,275
Autodesk, Inc. (d)	2,435	313,165
Aveva Group PLC	388,845	11,995,641
Box, Inc., Class A (d)	100	1,688
Cornerstone OnDemand, Inc. (d)	100	5,043
Coupa Software, Inc. (d)	100	6,286
CyberArk Software Ltd. (d)	100	7,414
Dell Technologies, Inc. Class C (d)	181	8,829
DocuSign, Inc. (d)	100	4,008
Dropbox, Inc., Class A, Class A (d)	100	2,043
Elastic NV (d)	64,681	4,623,398
Fortinet, Inc. (d)	100	7,043
HubSpot, Inc. (d)	100	12,573
Intuit, Inc.	100	19,685
Microsoft Corp. (c)	1,234,046	125,342,052
Nutanix, Inc., Class A (d)	494,090	20,549,203
Oracle Corp.	189,485	8,555,248
Paycom Software, Inc. (d)	507,259	62,113,865
Proofpoint, Inc. (d)	157,550	13,204,265
RealPage, Inc. (d)	100	4,819
Red Hat, Inc. (d)	100	17,564
RingCentral, Inc., Class A (d)	429,625	35,418,285
SailPoint Technologies Holding, Inc. (d)	10,570	248,289
Salesforce.com, Inc. (d)	319,796	43,802,458
SAP SE ADR	100	9,955
ServiceNow, Inc. (d)	397,180	70,717,899
Sophos Group PLC (a)	100	482
Splunk, Inc. (d)	100	10,485
Tableau Software, Inc., Class A (d)	110,090	13,210,800
Temenos AG (d)	3,285	394,735
VMware, Inc., Class A	100	13,713
Workday, Inc., Class A (d)	320,910	51,242,909
Zendesk, Inc. (d)	100	5,837
Zscaler, Inc. (d)	100	3,921
Zuora, Inc., Class A (d)	100	1,814

		480,532,724

Technology Hardware, Storage & Peripherals—6.8%
Apple, Inc. (c)	240,860	37,993,256
Catcher Technology Co., Ltd.	1,000	7,322

	Shares	Value
Hewlett Packard Enterprise Co.	100	$1,321
HP, Inc.	100	2,046
NetApp, Inc. (c)	937,750	55,955,543
Pure Storage, Inc., Class A (d)	27,715	445,657
Samsung Electronics Co., Ltd.	5,000	174,058
Western Digital Corp.	100	3,697

		94,582,900

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (d)	100	6,361

Total Common Stock (cost—$913,306,713)		1,247,064,541

Exchange- Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	1,454
iShares MSCI Emerging Markets Index	100	3,906

Total Exchange- Traded Funds (cost—$5,747)		5,360

	Principal Amount (000s)

Repurchase Agreements—10.0%

State Street Bank and
Trust Co., dated
12/31/18, 0.50%,
due 1/2/19, proceeds
$138,163,838;
collateralized by
U.S. Treasury Inflation
Indexed Notes,
0.125%, due 7/15/26,
valued at $140,923,480
including accrued
interest

(cost— $138,160,000)	$138,160	138,160,000

Total Options Purchased—0.3% (cost — $2,293,183) (d)(e)(f)		4,211,500

Total Investments, before options written and securities sold short (cost— $1,053,765,643)—100.3%		1,389,441,401

	Shares

Securities Sold Short—(0.1)%

Common Stock—(0.1)%

IT Services—(0.0)%
International Business Machines Corp.	1	(113)

Semiconductors & Semiconductor Equipment—(0.1)%
STMicroelectronics NV	75,210	(1,043,915)

Total Securities Sold Short (proceeds received—$1,237,528)		(1,044,028)

Total Options Written—(0.1)% (premiums received—$2,097,012) (d)(e)(f)		(1,121,800)

Value
Total Investments, net of options written and securities sold short (cost—$1,050,431,103) (b)—100.1%	$1,387,275,573

Other liabilities in excess of other assets—(0.1)%	(2,004,074)

Net Assets—100.0%	$1,385,271,499

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $54,506, representing less than 0.05% of net assets.

(b) Securities (net of securities sold short) with an aggregate value of $15,652,503, representing 1.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	89

Schedule of Investments

December 31, 2018 (unaudited)

(f) Exchange traded option contracts outstanding at December 31, 2018:

Options purchased contracts outstanding at December 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation
Call options:
Broadcom Ltd.	260.00 USD	1/17/20	620	$62,000	$1,937,500	$1,613,883	$323,617
NetApp, Inc.	50.00 USD	1/18/19	2,400	240,000	2,274,000	679,300	1,594,700

Total options purchased contracts					$4,211,500	$2,293,183	$1,918,317

Options written contracts outstanding at December 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation
Put options:
Broadcom Ltd.	210.00 USD	1/17/20	620	$(62,000)	$(1,109,800)	$(1,384,328)	$274,528
NetApp, Inc.	40.00 USD	1/18/19	2,400	(240,000)	(12,000)	(712,684)	700,684

Total options written contracts					$(1,121,800)	$(2,097,012)	$975,212

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

90	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets and Liabilities

December 31, 2018 (unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$308,366,280	$903,185,702	$12,991,365	$130,602,629
Repurchase agreements, at value	5,055,000	6,043,000	110,000	1,674,000
Cash	—	—	10,791	—
Foreign currency, at value	2,856,933	—	174	244,703
Dividends and interest receivable (net of foreign withholding taxes)	744,466	54,020	22,182	119,064
Receivable for Fund shares sold	402,565	7,915,605	8,378	28,913
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	59,905	215,636	8,380	47,399
Tax reclaims receivable	51,230	—	11,601	125,445
Receivable for investments sold	—	—	6,609	796,676
Prepaid expenses and other assets	—	—	—	—
Total Assets	317,536,379	917,413,963	13,169,480	133,638,829
Liabilities:
Payable for Fund shares redeemed	832,924	9,675,787	156,441	980,571
Investment Advisory fees payable	165,279	260,690	7,929	103,674
Administration fees payable	67,269	264,945	4,684	45,852
Trustees Deferred Compensation Plan payable (see Note 4)	59,905	215,636	8,380	47,399
Servicing fees payable	10,957	115,814	1,443	11,331
Distribution fees payable	2,363	33,710	851	5,599
Payable to custodian for cash overdraft	1,492	32,056	—	2,382
Options written, at value	—	—	—	—
Payable for investments purchased	—	—	—	130,496
Line of credit payable	—	—	—	—
Accrued expenses and other liabilities	337,412	—	—	—
Total Liabilities	1,477,601	10,598,638	179,728	1,327,304
Net Assets	$316,058,778	$906,815,325	$12,989,752	$132,311,525
Net Assets Consist of:
Paid-in-capital	$354,580,372	$648,713,687	$24,484,253	$133,877,698
Total distributable earnings	(38,521,594)	258,101,638	(11,494,501)	(1,566,173)
Net Assets	$316,058,778	$906,815,325	$12,989,752	$132,311,525
Cost of Investments	$316,640,191	$649,125,640	$13,814,546	$127,605,803
Cost of Repurchase Agreements	$5,055,000	$6,043,000	$110,000	$1,674,000
Cost of Foreign Currency	$2,851,173	$—	$174	$244,135
Premiums Received for Options Written	$—	$—	$—	$—

92	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$140,561,691	$3,610,914,539	$248,789,601	$1,452,808,255	$183,939,282
885,000	101,362,000	1,109,000	15,262,000	1,668,000
44,450	—	30,710	—	107,387
—	—	—	—	52,296
77,937	28,668,545	77,591	3,344,378	133,839
113,247	15,417,376	207,868	2,723,892	240,978
39,221	524,654	57,089	1,361,726	276,778
126,849	4,180	—	252,496	339,939
3,167,700	2,850,324	603,131	26,317,835	3,402,194
—	5,875	—	—	—
145,016,095	3,759,747,493	250,874,990	1,502,070,582	190,160,693

256,004	17,837,890	2,054,199	28,138,589	4,277,791
93,150	1,961,844	94,755	469,251	85,735
46,372	1,096,015	78,345	448,963	70,216
39,221	524,654	57,089	1,361,726	276,778
28,604	466,722	42,859	131,832	19,547
2,447	650,082	17,100	431,176	36,385
—	64,472	—	55,278	—
—	1,145,770	—	—	—
1,406,704	5,254,485	1,308,743	—	—
—	—	—	23,144,907	3,352,391
—	—	—	—	—
1,872,502	29,001,934	3,653,090	54,181,722	8,118,843
$143,143,593	$3,730,745,559	$247,221,900	$1,447,888,860	$182,041,850

$134,256,966	$4,513,609,322	$248,799,897	$1,414,118,421	$647,106,755
8,886,627	(782,863,763)	(1,577,997)	33,770,439	(465,064,905)
$143,143,593	$3,730,745,559	$247,221,900	$1,447,888,860	$182,041,850
$132,573,445	$4,382,868,000	$249,425,464	$1,419,080,499	$194,287,585
$885,000	$101,362,000	$1,109,000	$15,262,000	$1,668,000
$—	$—	$—	$—	$52,243
$—	$997,660	$—	$—	$—

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	93

Statements of Assets and Liabilities (cont’d)

December 31, 2018 (unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$50,232,651	$496,501,090	$5,451,208	$44,610,053
Class C	4,038,711	47,572,599	1,287,234	8,891,144
Class R	—	19,671,378	—	—
Class P	18,697,188	84,259,638	1,215,215	9,643,810
Institutional Class	221,716,956	144,004,861	5,036,095	69,166,518
Class R6	21,373,272	110,632,871	—	—
Administrative Class	—	4,172,888	—	—
Shares Issued and Outstanding:
Class A	2,030,395	11,334,644	434,503	1,332,342
Class C	164,110	1,676,186	109,257	314,619
Class R	—	613,022	—	—
Class P	773,848	2,573,121	95,459	267,070
Institutional Class	8,962,051	3,592,104	391,659	1,895,579
Class R6	868,555	2,756,110	—	—
Administrative Class	—	112,054	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$24.74	$43.80	$12.55	$33.48
Class C	24.61	28.39	11.78	28.26
Class R	—	32.09	—	—
Class P	24.16	32.75	12.73	36.11
Institutional Class	24.74	40.09	12.86	36.49
Class R6	24.61	40.14	—	—
Administrative Class	—	37.24	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

94	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$136,838,236	$1,226,886,469	$190,769,743	$464,536,993	$69,876,760
3,979,022	1,053,921,110	18,298,490	91,366,486	15,710,509
—	3,815,109	1,161,395	75,277,190	6,474,400
—	919,250,542	8,551,465	384,037,275	45,688,876
2,326,335	526,872,329	27,246,908	304,537,281	41,015,259
—	—	—	71,665,309	1,606,974
—	—	1,193,899	56,468,326	1,669,072

4,800,198	121,154,148	66,911,084	43,387,554	4,282,229
181,616	113,263,541	8,038,247	8,388,842	979,414
—	376,740	416,074	7,031,542	395,834
—	88,560,961	2,584,760	35,555,702	2,784,382
80,524	50,273,552	8,176,071	28,234,982	2,496,144
—	—	—	6,669,544	97,888
—	—	392,043	5,145,605	101,961

$28.51	$10.13	$2.85	$10.71	$16.32
21.91	9.31	2.27	10.89	16.04
—	10.13	2.79	10.71	16.36
—	10.38	3.31	10.80	16.41
28.89	10.48	3.33	10.79	16.43
—	—	—	10.75	16.42
—	—	3.04	10.97	16.37

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	95

Statements of Assets and Liabilities (cont’d)

December 31, 2018 (unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Assets:
Investments, at value	$308,531,682	$1,096,283,206	$1,212,398,603	$78,419,209
Repurchase agreements, at value	7,978,000	15,213,000	2,055,000	1,280,000
Cash	12,377	66,831	—	6,725
Foreign currency, at value	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	630,526	2,593,514	1,778,834	113,092
Receivable for investments sold	—	8,087,414	14,670,676	121,184
Receivable for Fund shares sold	864,856	4,341,413	3,049,428	155,640
Tax reclaims receivable	20,097	17,706	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	167,260	274,913	1,116,875	11,813
Prepaid expenses and other assets	—	—	886	—
Total Assets	318,204,798	1,126,877,997	1,235,070,302	80,107,663
Liabilities:
Payable for investments purchased	—	8,170,087	6,386,747	—
Payable for Fund shares redeemed	522,468	4,409,220	12,443,277	156,058
Payable to custodian for cash overdraft	—	—	77,184	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Line of credit payable	—	—	3,773,972	—
Investment Advisory fees payable	116,664	505,564	542,426	39,277
Distribution fees payable	8,735	37,047	655,803	4,610
Servicing fees payable	37,060	123,537	109,858	13,594
Administration fees payable	94,001	132,875	357,575	19,142
Trustees Deferred Compensation Plan payable (see Note 4)	167,260	274,913	1,116,875	11,813
Total Liabilities	946,188	13,653,243	25,463,717	244,494
Net Assets	$317,258,610	$1,113,224,754	$1,209,606,585	$79,863,169
Net Assets Consist of:
Paid-in-capital	$346,445,449	$1,121,054,552	$1,237,793,816	$80,298,752
Total distributable earnings	(29,186,839)	(7,829,798)	(28,187,231)	(435,583)
Net Assets	$317,258,610	$1,113,224,754	$1,209,606,585	$79,863,169
Cost of Investments	$335,240,812	$1,112,781,402	$1,275,179,788	$78,003,699
Cost of Repurchase Agreements	$7,978,000	$15,213,000	$2,055,000	$1,280,000
Cost of Foreign Currency	$—	$—	$—	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

96	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$1,251,281,401
138,160,000
17,863
4,202,529
99,747
1,237,528
3,376,712
12,191
335,309
—
1,398,723,280

4,972,092
4,446,873
—
1,044,028
1,121,800
—
1,008,527
29,459
111,694
381,999
335,309
13,451,781
$1,385,271,499

$1,029,168,893
356,102,606
$1,385,271,499
$915,605,643
$138,160,000
$4,016,872
$1,237,528
$2,097,012

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	97

Statements of Assets and Liabilities (cont’d)

December 31, 2018 (unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Net Assets:
Class A	$166,388,471	$530,370,556	$450,613,097	$58,647,646
Class C	13,233,341	43,228,468	12,121,214	7,772,283
Class R	1,910,171	16,485,010	24,493,963	—
Class P	17,282,415	158,915,038	39,433,800	7,375,902
Institutional Class	117,347,516	330,134,689	377,181,299	6,059,319
Class R6	—	11,686,290	184,555,660	8,019
Administrative Class	1,096,696	22,404,703	121,207,552	—
Shares Issued and Outstanding:
Class A	6,964,632	20,468,362	35,549,924	3,536,370
Class C	547,271	2,020,166	1,066,850	487,916
Class R	79,132	742,854	1,768,652	—
Class P	716,647	7,607,282	2,694,864	439,673
Institutional Class	4,935,173	11,920,862	25,542,606	358,295
Class R6	—	422,386	12,575,218	474
Administrative Class	45,261	838,651	9,598,302	—
Net Asset Value and Redemption Price Per Share:*
Class A	$23.89	$25.91	$12.68	$16.58
Class C	24.18	21.40	11.36	15.93
Class R	24.14	22.19	13.85	—
Class P	24.12	20.89	14.63	16.77
Institutional Class	23.78	27.69	14.77	16.91
Class R6	—	27.67	14.68	16.91
Administrative Class	24.23	26.72	12.63	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

98	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$503,653,941
41,555,084
—
116,508,490
707,817,628
—
15,736,356

9,838,768
1,143,249
—
2,009,265
11,948,315
—
286,274

$51.19
36.35
—
57.98
59.24
—
54.97

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	99

Statements of Operations

Six Months ended December 31, 2018 (unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$5,301,006	$4,740,265	$254,813	$781,479
Interest	12,224	13,576	500	11,527
Miscellaneous	15	47	1	8
Total Investment Income	5,313,245	4,753,888	255,314	793,014
Expenses:
Investment advisory	1,469,062	2,427,041	63,918	813,958
Administration	720,234	1,970,576	37,510	360,346
Distribution — Class C	22,728	586,217	7,020	57,839
Distribution — Class R	—	29,533	—	—
Servicing — Class A	78,498	615,851	8,864	69,323
Servicing — Class C	7,576	195,406	2,340	19,280
Servicing — Class R	—	29,533	—	—
Distribution and/or servicing — Administrative Class	—	5,801	—	—
Trustees	20,724	62,649	1,566	11,273
Line of credit commitment	4,645	14,112	240	2,387
Legal	118	379	6	63
Interest expense	—	—	—	—
Securities sold short	—	—	70	—
Miscellaneous	3,516	6,444	403	1,377
Total Expenses	2,327,101	5,943,542	121,937	1,335,846
Less: Investment Advisory/Administration waived	(604,908)	(588,611)	—	—
Net Expenses	1,722,193	5,354,931	121,937	1,335,846
Net Investment Income (Loss)	3,591,052	(601,043)	133,377	(542,832)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(18,453,206)	78,201,421	(484,552)	(1,524,889)
Options written	—	—	1,475	—
Foreign currency transactions	(320,262)	—	(4,240)	(29,868)
Net change in unrealized appreciation/depreciation of:
Investments	(27,006,552)	(207,531,702)	(3,360,057)	(32,959,978)
Options written	—	—	—	—
Foreign currency transactions	54,413	—	(60)	8,372
Net realized and change in unrealized gain (loss)	(45,725,607)	(129,330,281)	(3,847,434)	(34,506,363)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(42,134,555)	$(129,931,324)	$(3,714,057)	$(35,049,195)
* Foreign withholding taxes	$636,642	$—	$9,317	$37,580

100	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$937,909	$15,706,047	$821,115	$27,898,303	$3,005,958
6,591	43,942,397	2,345	20,759	2,098
7	176	13	80	11
944,507	59,648,620	823,473	27,919,142	3,008,067

630,392	12,932,661	702,904	4,223,948	752,024
313,772	7,137,716	581,549	3,344,670	596,534
25,192	4,328,166	340,740	667,927	102,263
—	4,774	1,810	111,775	10,333
185,041	1,632,897	203,984	641,336	105,352
8,397	1,442,722	113,580	222,642	34,088
—	4,774	1,810	111,775	10,333
—	—	1,807	96,725	5,342
9,383	217,570	18,019	110,515	16,438
2,088	51,820	3,919	24,998	3,306
54	1,351	105	635	88
—	—	—	44,907	2,391
—	—	—	—	—
1,040	29,415	2,926	16,662	5,318
1,175,359	27,783,866	1,973,153	9,618,515	1,643,810
—	(169,739)	—	(1,196,647)	(94,003)
1,175,359	27,614,127	1,973,153	8,421,868	1,549,807
(230,852)	32,034,493	(1,149,680)	19,497,274	1,458,260

14,274,133	99,429,328	2,159,410	90,745,360	569,245
—	3,369,386	—	—	—
(180)	—	(42)	—	(83,025)

(13,941,472)	(423,912,660)	(41,448,707)	(255,690,097)	(29,530,062)
—	(824,172)	—	—	—
678	—	—	—	30,527
333,159	(321,938,118)	(39,289,339)	(164,944,737)	(29,013,315)
$102,307	$(289,903,625)	$(40,439,019)	$(145,447,463)	$(27,555,055)
$1,330	$—	$3,523	$454,547	$258,390

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	101

Statements of Operations (cont’d)

Six Months ended December 31, 2018 (unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Investment Income:
Interest	$10,228	$50,783	$45,286	$4,094
Dividends, net of foreign withholding taxes*	4,532,804	15,479,034	28,185,590	689,454
Non-cash income	—	—	—	140,048
Miscellaneous	15	56	80	4
Total Investment Income	4,543,047	15,529,873	28,230,956	833,600
Expenses:
Investment advisory	815,097	3,553,244	5,809,360	289,532
Administration	658,026	2,354,076	3,120,605	186,875
Distribution — Class C	154,945	468,006	244,645	88,067
Distribution — Class R	4,822	21,871	39,807	—
Servicing — Class A	205,298	705,960	814,343	71,494
Servicing — Class C	51,648	156,002	81,548	29,356
Servicing — Class R	4,822	21,871	39,807	—
Distribution and/or servicing — Administrative Class	1,569	29,734	217,855	—
Legal	123	440	652	33
Dividends on securities sold short	—	—	—	—
Trustees	21,020	73,172	124,525	5,925
Interest expense	—	—	23,972	—
Securities sold short	—	—	—	—
Line of credit commitment	4,768	16,926	26,461	1,239
Miscellaneous	2,247	7,435	40,168	1,195
Total Expenses	1,924,385	7,408,737	10,583,748	673,716
Less: Investment Advisory/Administration waived	—	(1,421,298)	(612,648)	(39,267)
Net Expenses	1,924,385	5,987,439	9,971,100	634,449
Net Investment Income (Loss)	2,618,662	9,542,434	18,259,856	199,151
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Net realized loss on investments	(1,164,181)	9,071,054	59,870,480	226,625
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	1,682	9,550	—
Net change in unrealized appreciation/depreciation of:
Investments	(27,573,774)	(183,056,947)	(421,152,080)	(15,447,908)
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(1,502)	(6,290)	—
Net realized and change in unrealized loss	(28,737,955)	(173,985,713)	(361,278,340)	(15,221,283)
Net Decrease in Net Assets Resulting from Investment Operations	$(26,119,293)	$(164,443,279)	$(343,018,484)	$(15,022,132)
* Foreign withholding taxes	$54,488	$74,825	$158,713	$207

102	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$342,226
3,086,767
—
390
3,429,383

7,304,739
2,750,688
383,625
—
699,909
127,875
—
25,588
585
6,442
95,500
—
58,648
20,808
14,263
11,488,670
(850,348)
10,638,322
(7,208,939)

82,023,131
(1,815)
(2,835,747)
(48,053)

(226,409,562)
191,568
(7,317,062)
(47,025)
(154,444,565)
$(161,653,504)
$(318)

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	103

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3,591,052	$5,119,377	$(601,043)	$(765,369)
Net realized gain (loss)	(18,773,468)	(8,920,246)	78,201,421	51,103,752
Net change in unrealized appreciation/depreciation	(26,952,139)	13,156,224	(207,531,702)	161,891,564

Net increase (decrease) in net assets resulting from investment operations	(42,134,555)	9,355,355	(129,931,324)	212,229,947
Dividends and Distributions to Shareholders from:

Net investment income:
Class A	—	(1,285,169)	—	(23,468)
Class C	—	(25,141)	—	(879)
Class R	—	—	—	(6)
Class P	—	(448,520)	—	(113,936)
Institutional Class	—	(2,113,250)	—	(203,158)
Class R6	—	(14,883)	—	(51,061)
Administrative Class	—	—	—	(10)

Net realized capital gains:
Class A	—	—	—	(5,392,582)
Class C	—	—	—	(4,432,093)
Class R	—	—	—	(398,509)
Class P	—	—	—	(1,561,919)
Institutional Class	—	—	—	(3,156,079)
Class R6	—	—	—	(586,284)
Administrative Class	—	—	—	(71,082)

Total distributions paid:*
Class A	(969,272)	—	(59,884,757)	—
Class C	(15,097)	—	(8,093,814)	—
Class R	—	—	(3,051,304)	—
Class P	(507,886)	—	(14,260,002)	—
Institutional Class	(6,130,461)	—	(18,778,168)	—
Class R6	(591,467)	—	(13,248,091)	—
Administrative Class	—	—	(568,572)	—
Total dividends and distributions to shareholders	(8,214,183)	(3,886,963)	(117,884,708)	(15,991,066)
Fund Share Transactions:
Net proceeds from the sale of shares	93,118,807	251,387,461	278,671,090	216,700,595
Issued in reinvestment of dividends and distributions	7,717,648	3,503,546	105,500,804	14,454,671
Cost of shares redeemed	(102,520,890)	(150,572,709)	(313,168,435)	(271,934,775)
Net increase (decrease) from Fund share transactions	(1,684,435)	104,318,298	71,003,459	(40,779,509)
Total increase (decrease) in net assets	(52,033,173)	109,786,690	(176,812,573)	155,459,372
Net Assets:
Beginning of period	368,091,951	258,305,261	1,083,627,898	928,168,526
End of period**	$316,058,778	$368,091,951	$906,815,325	$1,083,627,898

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the period ended December 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**

Net Assets — End of period includes undistributed (dividends in excess of) net investment income of $4,528,214 for AllianzGI Emerging Markets Opportunities, $(623,887) for AllianzGI Focused Growth, $203,172 for AllianzGI Global Natural Resources, $(671,237) AllianzGI Global Small-Cap and $799,028 for AllianzGI Health Sciences as of June 30, 2018.

104	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018

$133,377	$229,563	$(542,832)	$(786,438)	$(230,852)	$(146,044)
(487,317)	1,099,614	(1,554,757)	36,877,430	14,273,953	12,896,013
(3,360,117)	2,399,673	(32,951,606)	(3,737,620)	(13,940,794)	(4,771,108)

(3,714,057)	3,728,850	(35,049,195)	32,353,372	102,307	7,978,861

—	(22,600)	—	(104,607)	—	—
—	(2)	—	(4)	—	—
—	—	—	—	—	—
—	(1)	—	(53,154)	—	—
—	(33,505)	—	(363,320)	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	(4,831,503)	—	—
—	—	—	(1,825,070)	—	—
—	—	—	—	—	—
—	—	—	(1,455,425)	—	—
—	—	—	(7,466,205)	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(106,938)	—	(9,059,158)	—	(19,287,433)	—
(13,875)	—	(2,028,346)	—	(661,505)	—
—	—	—	—	—	—
(42,272)	—	(2,305,369)	—	—	—
(116,198)	—	(13,171,798)	—	(324,420)	—
—	—	—	—	—	—
—	—	—	—	—	—
(279,283)	(56,108)	(26,564,671)	(16,099,288)	(20,273,358)	—

2,164,973	6,932,416	14,936,721	18,628,082	7,740,442	4,201,145
256,399	49,377	24,879,822	14,938,931	19,582,484	—
(6,100,079)	(16,062,072)	(39,335,403)	(70,931,193)	(16,202,225)	(24,792,002)
(3,678,707)	(9,080,279)	481,140	(37,364,180)	11,120,701	(20,590,857)
(7,672,047)	(5,407,537)	(61,132,726)	(21,110,096)	(9,050,350)	(12,611,996)

20,661,799	26,069,336	193,444,251	214,554,347	152,193,943	164,805,939
$12,989,752	$20,661,799	$132,311,525	$193,444,251	$143,143,593	$152,193,943

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	105

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$32,034,493	$63,804,793	$(1,149,680)	$(2,449,712)
Net realized gain (loss)	102,798,714	242,826,372	2,159,368	51,205,374
Net change in unrealized appreciation/depreciation	(424,736,832)	(993,051)	(41,448,707)	(9,218,208)

Net increase (decrease) in net assets resulting from investment operations	(289,903,625)	305,638,114	(40,439,019)	39,537,454
Dividends and Distributions to Shareholders from:

Net investment income:
Class A	—	(27,990,677)	—	—
Class C	—	(20,598,689)	—	—
Class R	—	(59,020)	—	—
Class P	—	(19,970,577)	—	—
Institutional Class	—	(10,121,944)	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—

Net realized capital gains:
Class A	—	(69,579,945)	—	(10,987,891)
Class C	—	(69,473,288)	—	(16,017,034)
Class R	—	(168,277)	—	(266,285)
Class P	—	(45,366,902)	—	(879,671)
Institutional Class	—	(22,148,657)	—	(2,321,396)
Class R6	—	—	—	—
Administrative Class	—	—	—	(121,353)

Return of Capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—

Total distributions paid:*
Class A	(54,155,934)	—	(27,504,968)	—
Class C	(47,969,520)	—	(3,284,654)	—
Class R	(152,385)	—	(181,202)	—
Class P	(40,884,072)	—	(1,137,529)	—
Institutional Class	(22,460,182)	—	(3,398,339)	—
Class R6	—	—	—	—
Administrative Class	—	—	(161,658)	—
Total dividends and distributions to shareholders	(165,622,093)	(285,477,976)	(35,668,350)	(30,593,630)
Fund Share Transactions:
Net proceeds from the sale of shares	884,730,775	1,196,339,109	136,764,136	27,220,178
Issued in reinvestment of dividends and distributions	147,292,753	246,915,825	31,730,631	26,897,865
Cost of shares redeemed	(574,069,464)	(952,452,588)	(150,738,415)	(51,312,655)
Net increase (decrease) from Fund share transactions	457,954,064	490,802,346	17,756,352	2,805,388
Total increase (decrease) in net assets	2,428,346	510,962,484	(58,351,017)	11,749,212
Net Assets:
Beginning of period	3,728,317,213	3,217,354,729	305,572,917	293,823,705
End of period**	$3,730,745,559	$3,728,317,213	$247,221,900	$305,572,917

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the period ended December 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**

Net Assets — End of period includes undistributed (dividends in excess of) net investment income of $(21,395,422) for AllianzGI Income & Growth, $(1,717,007) for AllianzGI Mid-Cap, $1,989,444 for AllianzGI NFJ Dividend Value, $(522,383) for AllianzGI NFJ International Value and $121,757 for AllianzGI NFJ Large-Cap Value as of June 30, 2018.

106	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018

$19,497,274	$42,245,052	$1,458,260	$6,644,356	$2,618,662	$5,763,663
90,745,360	367,187,371	486,220	35,616,621	(1,164,181)	89,131,221
(255,690,097)	(147,665,772)	(29,499,535)	(18,041,126)	(27,573,774)	(61,826,574)

(145,447,463)	261,766,651	(27,555,055)	24,219,851	(26,119,293)	33,068,310

—	(9,168,967)	—	(1,729,618)	—	(2,421,068)
—	(2,386,455)	—	(468,542)	—	(556,867)
—	(1,520,389)	—	(126,870)	—	(85,092)
—	(11,863,238)	—	(2,064,885)	—	(357,030)
—	(11,118,898)	—	(1,206,487)	—	(2,414,451)
—	(1,926,654)	—	(44,765)	—	—
—	(2,481,551)	—	(92,560)	—	(22,813)

—	(116,513,958)	—	—	—	—
—	(55,513,493)	—	—	—	—
—	(22,585,984)	—	—	—	—
—	(132,640,140)	—	—	—	—
—	(114,548,968)	—	—	—	—
—	(18,541,699)	—	—	—	—
—	(20,927,043)	—	—	—	—

—	—	—	(46,282)	—	—
—	—	—	(19,274)	—	—
—	—	—	(4,762)	—	—
—	—	—	(46,555)	—	—
—	—	—	(28,713)	—	—
—	—	—	(933)	—	—
—	—	—	(2,475)	—	—

(98,702,938)	—	(449,584)	—	(1,274,849)	—
(19,156,582)	—	(42,491)	—	(96,564)	—
(14,984,642)	—	(32,672)	—	(21,004)	—
(88,910,663)	—	(403,962)	—	(167,562)	—
(68,326,738)	—	(336,809)	—	(1,237,803)	—
(14,859,788)	—	(13,457)	—	—	—
(12,656,436)	—	(24,475)	—	(9,517)	—
(317,597,787)	(521,737,437)	(1,303,450)	(5,882,703)	(2,807,299)	(5,857,321)

226,559,060	278,975,203	22,328,933	56,218,043	62,066,449	37,353,233
272,083,140	445,389,136	1,150,216	5,200,274	2,603,925	5,362,953
(552,957,865)	(1,316,418,856)	(98,570,382)	(243,497,297)	(80,548,199)	(70,138,960)
(54,315,665)	(592,054,517)	(75,091,233)	(182,078,980)	(15,877,825)	(27,422,774)
(517,360,915)	(852,025,303)	(103,949,738)	(163,741,832)	(44,804,417)	(211,785)

1,965,249,775	2,817,275,078	285,991,588	449,733,420	362,063,027	362,274,812
$1,447,888,860	$1,965,249,775	$182,041,850	$285,991,588	$317,258,610	$362,063,027

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	107

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$9,542,434	$11,884,978	$18,259,856	$38,441,521
Net realized gain	9,072,736	11,068,507	59,880,030	344,066,391
Net change in unrealized appreciation/depreciation	(183,058,449)	4,697,184	(421,158,370)	(185,882,457)

Net increase (decrease) in net assets resulting from investment operations	(164,443,279)	27,650,669	(343,018,484)	196,625,455
Dividends and Distributions to Shareholders from:

Net investment income:
Class A	—	(4,171,641)	—	(3,377,555)
Class C	—	(318,297)	—	(53)
Class R	—	(77,400)	—	(63,699)
Class P	—	(1,511,170)	—	(521,236)
Institutional Class	—	(1,586,074)	—	(8,284,457)
Class R6	—	(2,590)	—	(3,628,782)
Administrative Class	—	(103,493)	—	(1,623,000)

Net realized capital gains:
Class A	—	(44,702,946)	—	(115,908,457)
Class C	—	(17,643,815)	—	(22,666,813)
Class R	—	(819,284)	—	(7,153,419)
Class P	—	(10,998,117)	—	(10,801,192)
Institutional Class	—	(11,199,186)	—	(158,591,956)
Class R6	—	(16,847)	—	(63,789,144)
Administrative Class	—	(849,232)	—	(48,474,051)

Total distributions paid:*
Class A	(6,382,759)	—	(125,664,406)	—
Class C	(3,067)	—	(3,447,097)	—
Class R	(188,116)	—	(6,171,694)	—
Class P	(2,852,418)	—	(11,101,354)	—
Institutional Class	(4,615,174)	—	(94,888,377)	—
Class R6	(161,057)	—	(46,791,068)	—
Administrative Class	(285,557)	—	(34,340,757)	—
Total dividends and distributions to shareholders	(14,488,148)	(94,000,092)	(322,404,753)	(444,883,814)
Fund Share Transactions:
Net proceeds from the sale of shares	384,283,261	792,678,134	212,249,968	490,123,036
Issued in reinvestment of dividends and distributions	12,930,868	84,180,541	294,059,205	414,202,018
Cost of shares redeemed	(374,492,359)	(306,899,043)	(891,231,494)	(1,487,596,822)
Net increase (decrease) from Fund share transactions	22,721,770	569,959,632	(384,922,321)	(583,271,768)
Total increase (decrease) in net assets	(156,209,657)	503,610,209	(1,050,345,558)	(831,530,127)
Net Assets:
Beginning of period	1,269,434,411	765,824,202	2,259,952,143	3,091,482,270
End of period**	$1,113,224,754	$1,269,434,411	$1,209,606,585	$2,259,952,143

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the period ended December 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**

Net Assets — End of period includes undistributed (dividends in excess of) net investment income of $106,049 for AllianzGI NFJ Mid-Cap Value, $444,830 for AllianzGI NFJ Small-Cap Value, $(240,398) for AllianzGI Small-Cap and $(7,056,692) for AllianzGI Technology as of June 30, 2018.

108	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap		AllianzGI Technology

Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018

$199,151	$(296,987)	$(7,208,939)	$(12,249,945)
226,625	11,815,368	79,137,516	323,500,019
(15,447,908)	3,812,594	(233,582,081)	166,330,893

(15,022,132)	15,330,975	(161,653,504)	477,580,967

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	(5,340,498)	—	(76,542,243)
—	(4,343,421)	—	(23,797,863)
—	—	—	—
—	(550,506)	—	(9,980,800)
—	(520,890)	—	(114,417,733)
—	—	—	—
—	—	—	(2,594,308)

(5,294,854)	—	(103,779,540)	—
(707,606)	—	(11,594,326)	—
—	—	—	—
(657,655)	—	(21,155,444)	—
(538,178)	—	(126,878,404)	—
(703)	—	—	—
—	—	(3,019,512)	—
(7,198,996)	(10,755,315)	(266,427,226)	(227,332,947)

40,188,019	17,254,774	340,609,721	420,037,569
6,657,652	9,698,353	252,764,380	216,039,340
(39,688,381)	(15,374,400)	(362,754,513)	(679,635,733)
7,157,290	11,578,727	230,619,588	(43,558,824)
(15,063,838)	16,154,387	(197,461,142)	206,689,196

94,927,007	78,772,620	1,582,732,641	1,376,043,445
$79,863,169	$94,927,007	$1,385,271,499	$1,582,732,641

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	109

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
12/31/2018†	$28.53	$0.34	$(3.65)	$(3.31)	$(0.48)	$24.74
6/30/2018	26.59	0.41	1.85	2.26	(0.32)	28.53
6/30/2017	22.60	0.41	3.98	4.39	(0.40)	26.59
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
6/30/2014	23.96	0.30	3.06	3.36	(0.32)	27.00
Class C
12/31/2018†	$28.05	$0.19	$(3.53)	$(3.34)	$(0.10)	$24.61
6/30/2018	26.13	0.16	1.84	2.00	(0.08)	28.05
6/30/2017	22.09	0.19	3.96	4.15	(0.11)	26.13
6/30/2016	25.21	0.22	(3.34)	(3.12)	—	22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
6/30/2014	23.28	0.11	2.97	3.08	(0.11)	26.25
Class P
12/31/2018†	$28.02	$0.31	$(3.53)	$(3.22)	$(0.64)	$24.16
6/30/2018	26.17	0.46	1.84	2.30	(0.45)	28.02
6/30/2017	22.23	0.44	3.94	4.38	(0.44)	26.17
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
6/30/2014	23.63	0.38	2.99	3.37	(0.37)	26.63
Institutional Class
12/31/2018†	$28.72	$0.26	$(3.55)	$(3.29)	$(0.69)	$24.74
6/30/2018	26.83	0.53	1.85	2.38	(0.49)	28.72
6/30/2017	22.74	0.49	4.03	4.52	(0.43)	26.83
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
6/30/2014	24.10	0.39	3.07	3.46	(0.45)	27.11
Class R6
12/31/2018†	$28.57	$0.30	$(3.56)	$(3.26)	$(0.70)	$24.61
6/30/2018	26.69	0.62	1.76	2.38	(0.50)	28.57
6/30/2017	22.69	0.60	3.90	4.50	(0.50)	26.69
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

110	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

(11.58)%	$50,233	1.26	%(c)	1.60	%(c)	2.50	%(c)	45%
8.44	108,279	1.26		1.61		1.36		88
19.76	154,357	1.42		1.62		1.69		155
(11.73)	143,677	1.48		1.62		1.59		85
(2.76)	28,690	1.67		1.67		1.30		99
14.12	29,361	1.67		1.67		1.21		120

(11.92)%	$4,039	2.01	%(c)	2.35	%(c)	1.38	%(c)	45%
7.63	8,113	2.01		2.36		0.55		88
18.91	8,982	2.17		2.37		0.80		155
(12.38)	11,862	2.27		2.37		1.02		85
(3.53)	15,069	2.42		2.42		0.53		99
13.26	18,170	2.42		2.42		0.44		120

(11.48)%	$18,697	1.01	%(c)	1.35	%(c)	2.28	%(c)	45%
8.71	29,887	1.01		1.36		1.55		88
20.11	21,586	1.17		1.37		1.86		155
(11.51)	20,262	1.26		1.37		2.11		85
(2.53)	12,229	1.42		1.42		1.63		99
14.38	2,066	1.42		1.42		1.54		120

(11.42)%	$221,717	0.91	%(c)	1.25	%(c)	1.95	%(c)	45%
8.79	197,536	0.91		1.26		1.74		88
20.26	72,688	1.07		1.27		2.02		155
(11.41)	64,785	1.17		1.27		2.00		85
(2.45)	62,339	1.32		1.32		1.60		99
14.51	56,709	1.32		1.32		1.53		120

(11.39)%	$21,373	0.86	%(c)	1.20	%(c)	2.20	%(c)	45%
8.85	24,277	0.86		1.21		2.03		88
20.27	692	1.02		1.22		2.46		155
8.46	21	1.07	(c)	1.22	(c)	2.63	(c)	85

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
12/31/2018†	$56.83	$(0.03)	$(7.10)	$(7.13)	$—	$(5.90)
6/30/2018	46.62	—	10.92	10.92	—	(0.71)
6/30/2017	40.72	0.06	6.85	6.91	—	(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
Class C
12/31/2018†	$39.41	$(0.19)	$(4.93)	$(5.12)	$—	$(5.90)
6/30/2018	32.76	(0.29)	7.65	7.36	—	(0.71)
6/30/2017	29.12	(0.19)	4.84	4.65	—	(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	—	(3.32)
Class R
12/31/2018†	$43.54	$(0.08)	$(5.47)	$(5.55)	$—	$(5.90)
6/30/2018	35.95	(0.11)	8.41	8.30	—	(0.71)
6/30/2017	31.71	(0.04)	5.29	5.25	—	(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
Class P
12/31/2018†	$44.18	$0.03	$(5.56)	$(5.53)	$—	$(5.90)
6/30/2018	36.33	0.09	8.52	8.61	(0.05)	(0.71)
6/30/2017	31.88	0.14	5.32	5.46	—	(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
6/30/2014	28.86	0.12	8.56	8.68	(0.13)	(3.32)
Institutional Class
12/31/2018†	$52.51	$0.06	$(6.58)	$(6.52)	$—	$(5.90)
6/30/2018	43.02	0.16	10.08	10.24	(0.04)	(0.71)
6/30/2017	37.53	0.20	6.30	6.50	—	(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
6/30/2014	32.58	0.17	9.72	9.89	(0.14)	(3.32)
Class R6
12/31/2018†	$52.56	$0.07	$(6.59)	$(6.52)	$—	$(5.90)
6/30/2018	43.04	0.19	10.10	10.29	(0.06)	(0.71)
6/30/2017	37.53	0.21	6.31	6.52	—	(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
12/31/2018†	$49.33	$(0.01)	$(6.18)	$(6.19)	$—	$(5.90)
6/30/2018	40.51	0.03	9.50	9.53	—	(0.71)
6/30/2017	35.48	0.09	5.95	6.04	—	(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)
6/30/2014	31.24	0.08	9.31	9.39	—	(3.32)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

112	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(5.90)	$43.80	(12.29)%	$496,501	0.99	%(c)	1.11	%(c)	(0.10	)%(c)	25%
(0.71)	56.83	23.53	421,188	0.99		1.11		—		40
(1.01)	46.62	17.29	373,359	1.05		1.11		0.15		46
(2.71)	40.72	1.54	357,077	1.11		1.11		0.20		55
(3.74)	42.73	11.57	297,572	1.11		1.11		(0.06)		58
(3.34)	41.93	30.97	282,561	1.11		1.11		0.13		51

$(5.90)	$28.39	(12.62)%	$47,573	1.76	%(c)	1.86	%(c)	(0.92	)%(c)	25%
(0.71)	39.41	22.59	233,854	1.76		1.86		(0.77)		40
(1.01)	32.76	16.40	217,685	1.81		1.86		(0.62)		46
(2.71)	29.12	0.79	230,432	1.86		1.86		(0.56)		55
(3.58)	31.53	10.76	227,519	1.86		1.86		(0.81)		58
(3.32)	31.96	29.99	223,035	1.86		1.86		(0.62)		51

$(5.90)	$32.09	(12.41)%	$19,671	1.26	%(c)	1.36	%(c)	(0.38	)%(c)	25%
(0.71)	43.54	23.21	23,781	1.26		1.36		(0.27)		40
(1.01)	35.95	16.96	20,635	1.31		1.36		(0.11)		46
(2.71)	31.71	1.31	17,877	1.36		1.36		(0.05)		55
(3.70)	33.93	11.32	14,751	1.36		1.36		(0.31)		58
(3.33)	34.08	30.62	15,989	1.36		1.36		(0.12)		51

$(5.90)	$32.75	(12.19)%	$84,260	0.76	%(c)	0.86	%(c)	0.12	%(c)	25%
(0.76)	44.18	23.84	109,456	0.76		0.86		0.23		40
(1.01)	36.33	17.54	80,667	0.81		0.86		0.41		46
(2.71)	31.88	1.81	35,025	0.86		0.86		0.46		55
(3.87)	33.94	11.88	16,050	0.86		0.86		0.19		58
(3.45)	34.09	31.26	14,774	0.86		0.86		0.38		51

$(5.90)	$40.09	(12.14)%	$144,004	0.66	%(c)	0.76	%(c)	0.22	%(c)	25%
(0.75)	52.51	23.93	177,278	0.66		0.76		0.33		40
(1.01)	43.02	17.67	195,161	0.71		0.76		0.50		46
(2.71)	37.53	1.92	155,976	0.76		0.76		0.55		55
(3.90)	39.45	11.99	122,979	0.76		0.76		0.29		58
(3.46)	39.01	31.39	95,990	0.76		0.76		0.47		51

$(5.90)	$40.14	(12.13)%	$110,633	0.61	%(c)	0.71	%(c)	0.27	%(c)	25%
(0.77)	52.56	24.03	114,054	0.61		0.71		0.38		40
(1.01)	43.04	17.72	36,374	0.66		0.71		0.53		46
—	37.53	0.05	11,564	0.71	(c)	0.71	(c)	0.60	(c)	55

$(5.90)	$37.24	(12.25)%	$4,173	0.91	%(c)	1.01	%(c)	(0.05	)%(c)	25%
(0.71)	49.33	23.63	4,017	0.91		1.01		0.07		40
(1.01)	40.51	17.39	4,288	0.96		1.01		0.25		46
(2.71)	35.48	1.65	7,900	1.01		1.01		0.29		55
(3.81)	37.53	11.67	6,439	1.01		1.01		0.04		58
(3.32)	37.31	31.07	5,996	1.01		1.01		0.22		51

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Global Natural Resources:
Class A
12/31/2018†	$15.95	$0.10	$(3.26)	$(3.16)	$(0.24)	$12.55
6/30/2018	13.77	0.13	2.08	2.21	(0.03)	15.95
6/30/2017	14.67	0.01	(0.78)	(0.77)	(0.13)	13.77
6/30/2016	16.66	0.05	(1.97)	(1.92)	(0.07)	14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	—	16.66
6/30/2014	16.19	—	4.58	4.58	(0.06)	20.71
Class C
12/31/2018†	$14.90	$0.04	$(3.04)	$(3.00)	$(0.12)	$11.78
6/30/2018	12.93	0.02	1.95	1.97	—	14.90
6/30/2017	13.77	(0.10)	(0.74)	(0.84)	—	12.93
6/30/2016	15.67	(0.06)	(1.84)	(1.90)	—	13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	—	15.67
6/30/2014	15.41	(0.13)	4.35	4.22	—	19.63
Class P
12/31/2018†	$16.25	$0.12	$(3.33)	$(3.21)	$(0.31)	$12.73
6/30/2018	13.96	0.18	2.11	2.29	—	16.25
6/30/2017	14.86	0.03	(0.78)	(0.75)	(0.15)	13.96
6/30/2016	16.87	0.09	(1.99)	(1.90)	(0.11)	14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
6/30/2014	16.41	0.05	4.65	4.70	(0.13)	20.98
Institutional Class
12/31/2018†	$16.39	$0.13	$(3.36)	$(3.23)	$(0.30)	$12.86
6/30/2018	14.12	0.19	2.14	2.33	(0.06)	16.39
6/30/2017	14.99	0.07	(0.81)	(0.74)	(0.13)	14.12
6/30/2016	17.00	0.09	(1.99)	(1.90)	(0.11)	14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00
6/30/2014	16.49	0.06	4.68	4.74	(0.13)	21.10

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.

114	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(19.78)%	$5,451	1.43	%(c)	1.39	%(c)	38%
16.05	7,812	1.43	(d)	0.84	(d)	113
(5.37)	11,135	1.42	(d)	0.08	(d)	108
(11.44)	14,175	1.42	(d)	0.34	(d)	177
(19.56)	11,395	1.41		0.32		107
28.36	12,320	1.41		—		93

(20.14)%	$1,287	2.18	%(c)	0.63	%(c)	38%
15.24	2,102	2.18	(d)	0.13	(d)	113
(6.07)	2,896	2.17	(d)	(0.70	)(d)	108
(12.13)	4,200	2.17	(d)	(0.43	)(d)	177
(20.17)	4,579	2.16		(0.42)		107
27.38	4,002	2.16		(0.77)		93

(19.72)%	$1,215	1.18	%(c)	1.61	%(c)	38%
16.40	2,435	1.18	(d)	1.20	(d)	113
(5.18)	1,970	1.17	(d)	0.19	(d)	108
(11.20)	8,025	1.17	(d)	0.61	(d)	177
(19.38)	8,128	1.16		0.73		107
28.73	1,308	1.16		0.24		93

(19.66)%	$5,037	1.08	%(c)	1.70	%(c)	38%
16.48	8,313	1.08	(d)	1.24	(d)	113
(5.07)	10,068	1.07	(d)	0.43	(d)	108
(11.12)	17,671	1.07	(d)	0.64	(d)	177
(19.28)	30,751	1.06		0.67		107
28.86	31,709	1.06		0.34		93

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
12/31/2018†	$51.40	$(0.18)	$(9.73)	$(9.91)	$—	$(8.01)
6/30/2018	47.75	(0.26)	8.28	8.02	(0.10)	(4.27)
6/30/2017	41.18	(0.14)	6.71	6.57	—	—
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	—	—
6/30/2015	43.12	(0.19)	2.12	1.93	—	—
6/30/2014	34.59	(0.23)	8.76	8.53	—	—
Class C
12/31/2018†	$45.13	$(0.32)	$(8.54)	$(8.86)	$—	$(8.01)
6/30/2018	42.62	(0.57)	7.35	6.78	—	(4.27)
6/30/2017	37.03	(0.42)	6.01	5.59	—	—
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	—	—
6/30/2015	39.36	(0.46)	1.91	1.45	—	—
6/30/2014	31.81	(0.48)	8.03	7.55	—	—
Class P
12/31/2018†	$54.57	$(0.13)	$(10.32)	$(10.45)	$—	$(8.01)
6/30/2018	50.40	(0.15)	8.75	8.60	(0.16)	(4.27)
6/30/2017	43.36	0.02	7.02	7.04	—	—
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	—	—
6/30/2015	45.17	(0.06)	2.19	2.13	—	—
6/30/2014	36.14	(0.03)	9.06	9.03	—	—
Institutional Class
12/31/2018†	$55.01	$(0.10)	$(10.41)	$(10.51)	$—	$(8.01)
6/30/2018	50.77	(0.09)	8.81	8.72	(0.21)	(4.27)
6/30/2017	43.63	0.02	7.12	7.14	—	—
6/30/2016	47.55	0.02	(3.94)	(3.92)	—	—
6/30/2015	45.37	(0.05)	2.23	2.18	—	—
6/30/2014	36.26	(0.09)	9.20	9.11	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

116	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(8.01)	$33.48	(d)	(18.90	)%(d)	$44,610	1.62	%(c)	(0.74	)%(c)	38%
(4.37)	51.40	(d)	17.08	(d)	56,929	1.62		(0.51)		77
—	47.75	(d)	15.96	(d)	56,686	1.61		(0.32)		80
—	41.18		(8.59)		68,625	1.61		(0.31)		87
—	45.05		4.48		57,590	1.61		(0.45)		64
—	43.12		24.66		55,955	1.61		(0.56)		73

$(8.01)	$28.26	(d)	(19.21	)%(d)	$8,891	2.37	%(c)	(1.48	)%(c)	38%
(4.27)	45.13	(d)	16.21	(d)	19,630	2.37		(1.25)		77
—	42.62	(d)	15.10	(d)	19,729	2.36		(1.06)		80
—	37.03		(9.26)		23,055	2.36		(1.09)		87
—	40.81		3.69		25,959	2.36		(1.19)		64
—	39.36		23.73		23,560	2.36		(1.30)		73

$(8.01)	$36.11	(d)	(18.80	)%(d)	$9,644	1.37	%(c)	(0.50	)%(c)	38%
(4.43)	54.57	(d)	17.36	(d)	18,262	1.37		(0.27)		77
—	50.40	(d)	16.24	(d)	23,214	1.36		0.03		80
—	43.36		(8.33)		20,921	1.36		(0.11)		87
—	47.30		4.72		26,662	1.36		(0.14)		64
—	45.17		24.99		18,179	1.36		(0.07)		73

$(8.01)	$36.49	(d)	(18.75	)%(d)	$69,167	1.27	%(c)	(0.39	)%(c)	38%
(4.48)	55.01	(d)	17.48	(d)	98,623	1.27		(0.17)		77
—	50.77	(d)	16.36	(d)	114,925	1.26		0.05		80
—	43.63		(8.25)		122,294	1.26		0.06		87
—	47.55		4.80		80,319	1.26		(0.12)		64
—	45.37		25.12		64,282	1.26		(0.21)		73

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
12/31/2018†	$33.27	$(0.05)	$(0.12)	$(0.17)	$(0.31)	$(4.28)
6/30/2018	31.61	(0.02)	1.68	1.66	—	—
6/30/2017	27.77	(0.01)	3.85	3.84	—	—
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	—	(6.82)
6/30/2015	33.91	(0.26)	9.79	9.53	—	(4.96)
6/30/2014	30.82	(0.17)	9.34	9.17	—	(6.08)
Class C
12/31/2018†	$26.43	$(0.14)	$(0.10)	$(0.24)	$—	$(4.28)
6/30/2018	25.30	(0.21)	1.34	1.13	—	—
6/30/2017	22.40	(0.18)	3.08	2.90	—	—
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	—	(6.82)
6/30/2015	29.66	(0.45)	8.42	7.97	—	(4.96)
6/30/2014	27.82	(0.37)	8.29	7.92	—	(6.08)
Institutional Class
12/31/2018†	$33.69	$0.02	$(0.13)	$(0.11)	$(0.41)	$(4.28)
6/30/2018	31.90	0.10	1.69	1.79	—	—
6/30/2017	27.93	0.09	3.88	3.97	—	—
6/30/2016	38.53	0.04	(3.82)	(3.78)	—	(6.82)
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

118	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(4.59)	$28.51	(0.05)%	$136,838	1.46	%(c)	(0.27	)%(c)	57%
—	33.27	5.25	141,122	1.47		(0.05)		55
—	31.61	13.83	150,756	1.46		(0.04)		82
(6.82)	27.77	(10.82)	167,724	1.47		(0.07)		113
(4.96)	38.48	30.53	45,093	1.46		(0.72)		76
(6.08)	33.91	34.03	28,019	1.46		(0.54)		119

$(4.28)	$21.91	(0.39)%	$3,979	2.21	%(c)	(0.99	)%(c)	57%
—	26.43	4.47	8,218	2.22		(0.81)		55
—	25.30	12.95	10,358	2.21		(0.79)		82
(6.82)	22.40	(11.48)	13,446	2.22		(1.07)		113
(4.96)	32.67	29.57	20,902	2.21		(1.46)		76
(6.08)	29.66	33.05	10,828	2.21		(1.29)		119

$(4.69)	$28.89	0.13%	$2,327	1.11	%(c)	0.09	%(c)	57%
—	33.69	5.61	2,854	1.12		0.29		55
—	31.90	14.21	3,692	1.11		0.31		82
(6.82)	27.93	(10.49)	1,977	1.12		0.14		113
—	38.53	16.44	1,240	1.10	(c)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
12/31/2018†	$11.34	$0.10	$(0.85)	$(0.75)	$(0.14)	$(0.32)
6/30/2018	11.24	0.23	0.82	1.05	(0.28)	(0.67)
6/30/2017	10.80	0.27	1.17	1.44	(0.32)	(0.68)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
Class C
12/31/2018†	$10.46	$0.05	$(0.77)	$(0.72)	$(0.11)	$(0.32)
6/30/2018	10.44	0.13	0.76	0.89	(0.20)	(0.67)
6/30/2017	10.10	0.18	1.09	1.27	(0.25)	(0.68)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
Class R
12/31/2018†	$11.34	$0.08	$(0.84)	$(0.76)	$(0.13)	$(0.32)
6/30/2018	11.24	0.20	0.82	1.02	(0.25)	(0.67)
6/30/2017	10.80	0.25	1.16	1.41	(0.29)	(0.68)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
Class P
12/31/2018†	$11.61	$0.11	$(0.86)	$(0.75)	$(0.16)	$(0.32)
6/30/2018	11.48	0.26	0.84	1.10	(0.30)	(0.67)
6/30/2017	11.01	0.31	1.19	1.50	(0.35)	(0.68)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
Institutional Class
12/31/2018†	$11.72	$0.12	$(0.88)	$(0.76)	$(0.16)	$(0.32)
6/30/2018	11.58	0.28	0.84	1.12	(0.31)	(0.67)
6/30/2017	11.09	0.32	1.21	1.53	(0.36)	(0.68)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

120	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.46)	$10.13		(6.83)%	$1,226,886	1.28	%(c)	1.29	%(c)	1.72	%(c)	25%
(0.95)	11.34		9.58	1,250,639	1.28		1.29		1.99		102
(1.00)	11.24		13.88	1,091,888	1.29		1.29		2.45		159
(1.05)	10.80		(2.02)	1,009,542	1.34		1.34		2.56		94
(1.05)	12.12		1.80	897,530	1.32		1.32		2.16		84
(1.05)	12.95	(d)	17.03 (d)	863,378	1.32		1.32		2.34		114

$(0.43)	$9.31		(7.16)%	$1,053,921	2.03	%(c)	2.04	%(c)	0.97	%(c)	25%
(0.87)	10.46		8.78	1,116,788	2.03		2.04		1.24		102
(0.93)	10.44		13.08	1,090,887	2.04		2.04		1.70		159
(1.02)	10.10		(2.79)	1,159,303	2.09		2.09		1.81		94
(1.03)	11.46		0.95	1,195,391	2.07		2.07		1.41		84
(1.03)	12.38	(d)	16.14 (d)	933,126	2.07		2.07		1.59		114

$(0.45)	$10.13		(6.95)%	$3,815	1.53	%(c)	1.54	%(c)	1.48	%(c)	25%
(0.92)	11.34		9.32	3,150	1.53		1.54		1.73		102
(0.97)	11.24		13.59	1,781	1.54		1.54		2.20		159
(1.04)	10.80		(2.31)	2,261	1.59		1.59		2.30		94
(1.05)	12.14		1.49	2,543	1.57		1.57		1.89		84
(1.05)	13.00	(d)	16.71 (d)	3,733	1.57		1.57		2.09		114

$(0.48)	$10.38		(6.74)%	$919,251	1.03	%(c)	1.04	%(c)	1.97	%(c)	25%
(0.97)	11.61		9.90	897,716	1.03		1.04		2.24		102
(1.03)	11.48		14.14	690,147	1.04		1.04		2.69		159
(1.06)	11.01		(1.81)	560,425	1.09		1.09		2.81		94
(1.06)	12.32		2.07	676,865	1.07		1.07		2.42		84
(1.06)	13.12	(d)	17.26 (d)	443,278	1.07		1.07		2.59		114

$(0.48)	$10.48		(6.72)%	$526,873	0.93	%(c)	0.94	%(c)	2.07	%(c)	25%
(0.98)	11.72		10.00	460,024	0.93		0.94		2.34		102
(1.04)	11.58		14.33	342,652	0.94		0.94		2.76		159
(1.07)	11.09		(1.76)	181,890	0.99		0.99		2.91		94
(1.06)	12.40		2.17	190,675	0.97		0.97		2.51		84
(1.06)	13.19	(d)	17.38 (d)	163,155	0.97		0.97		2.71		114

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Mid-Cap:
Class A
12/31/2018†	$3.88	$(0.01)	$(0.54)	$(0.55)	$(0.48)	$2.85
6/30/2018	3.74	(0.02)	0.54	0.52	(0.38)	3.88
6/30/2017	3.40	(0.01)	0.62	0.61	(0.27)	3.74
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)	3.65
6/30/2014	3.20	(0.01)	0.73	0.72	—	3.92
Class C
12/31/2018†	$3.23	$(0.02)	$(0.46)	$(0.48)	$(0.48)	$2.27
6/30/2018	3.19	(0.04)	0.46	0.42	(0.38)	3.23
6/30/2017	2.96	(0.04)	0.54	0.50	(0.27)	3.19
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)	3.22
6/30/2014	2.92	(0.03)	0.66	0.63	—	3.55
Class R
12/31/2018†	$3.82	$(0.02)	$(0.53)	$(0.55)	$(0.48)	$2.79
6/30/2018	3.69	(0.03)	0.54	0.51	(0.38)	3.82
6/30/2017	3.37	(0.02)	0.61	0.59	(0.27)	3.69
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)	3.62
6/30/2014	3.20	(0.02)	0.73	0.71	—	3.91
Class P
12/31/2018†	$4.41	$(0.01)	$(0.61)	$(0.62)	$(0.48)	$3.31
6/30/2018	4.19	(0.01)	0.61	0.60	(0.38)	4.41
6/30/2017	3.77	(0.01)	0.70	0.69	(0.27)	4.19
6/30/2016	4.01	—	(0.03)	(0.03)	(0.21)	3.77
6/30/2015	4.24	—	0.31	0.31	(0.54)	4.01
6/30/2014	3.45	—	0.79	0.79	—	4.24
Institutional Class
12/31/2018†	$4.43	$(0.01)	$(0.61)	$(0.62)	$(0.48)	$3.33
6/30/2018	4.21	(0.01)	0.61	0.60	(0.38)	4.43
6/30/2017	3.78	—	0.70	0.70	(0.27)	4.21
6/30/2016	4.02	—	(0.03)	(0.03)	(0.21)	3.78
6/30/2015	4.25	—	0.31	0.31	(0.54)	4.02
6/30/2014	3.46	0.01	0.78	0.79	—	4.25
Administrative Class
12/31/2018†	$4.11	$(0.01)	$(0.58)	$(0.59)	$(0.48)	$3.04
6/30/2018	3.94	(0.02)	0.57	0.55	(0.38)	4.11
6/30/2017	3.56	(0.01)	0.66	0.65	(0.27)	3.94
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)	3.80
6/30/2014	3.32	—	0.74	0.74	—	4.06

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

122	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(13.79)%	$190,771	1.14	%(c)	(0.60	)%(c)	35%
14.14	116,673	1.13		(0.48)		79
18.89	112,947	1.13		(0.40)		77
(1.05)	86,224	1.13		(0.26)		73
7.91	98,253	1.13		(0.38)		79
22.50	106,116	1.13		(0.18)		88

(14.40)%	$18,298	1.89	%(c)	(1.31	)%(c)	35%
13.40	142,931	1.88		(1.23)		79
17.95	142,565	1.88		(1.15)		77
(1.51)	162,104	1.88		(1.01)		73
6.98	183,765	1.88		(1.13)		79
21.58	193,481	1.88		(0.93)		88

(14.00)%	$1,161	1.39	%(c)	(0.84	)%(c)	35%
14.03	1,463	1.38		(0.72)		79
18.45	2,345	1.38		(0.65)		77
(1.05)	2,195	1.38		(0.51)		73
7.38	2,867	1.38		(0.63)		79
22.19	2,795	1.38		(0.44)		88

(13.71)%	$8,551	0.89	%(c)	(0.34	)%(c)	35%
14.56	11,189	0.88		(0.23)		79
19.18	8,604	0.88		(0.15)		77
(0.69)	2,009	0.88		(0.01)		73
8.31	2,010	0.88		(0.12)		79
22.90	1,339	0.88		0.07		88

(13.65)%	$27,247	0.79	%(c)	(0.24	)%(c)	35%
14.47	31,876	0.78		(0.13)		79
19.39	26,788	0.78		(0.05)		77
(0.69)	29,092	0.78		0.11		73
8.29	24,130	0.78		(0.04)		79
22.83	34,540	0.78		0.16		88

(13.98)%	$1,194	1.04	%(c)	(0.49	)%(c)	35%
14.19	1,441	1.03		(0.40)		79
19.19	575	1.03		(0.30)		77
(0.73)	488	1.03		(0.16)		73
7.88	532	1.03		(0.28)		79
22.29	494	1.03		(0.09)		88

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
12/31/2018†	$14.76	$0.15	$(1.47)	$(1.32)	$(0.13)	$(2.60)
6/30/2018	17.20	0.27	1.45	1.72	(0.28)	(3.88)
6/30/2017	15.74	0.34	2.08	2.42	(0.37)	(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	—
6/30/2014	14.14	0.29	3.01	3.30	(0.32)	—
Class C
12/31/2018†	$14.92	$0.10	$(1.49)	$(1.39)	$(0.04)	$(2.60)
6/30/2018	17.34	0.15	1.46	1.61	(0.15)	(3.88)
6/30/2017	15.86	0.21	2.10	2.31	(0.24)	(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	—
6/30/2014	14.27	0.18	3.02	3.20	(0.20)	—
Class R
12/31/2018†	$14.71	$0.13	$(1.46)	$(1.33)	$(0.07)	$(2.60)
6/30/2018	17.15	0.23	1.45	1.68	(0.24)	(3.88)
6/30/2017	15.70	0.29	2.08	2.37	(0.33)	(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	—
6/30/2014	14.12	0.26	2.99	3.25	(0.28)	—
Class P
12/31/2018†	$14.87	$0.17	$(1.48)	$(1.31)	$(0.16)	$(2.60)
6/30/2018	17.30	0.32	1.45	1.77	(0.32)	(3.88)
6/30/2017	15.83	0.38	2.09	2.47	(0.41)	(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	—
6/30/2014	14.21	0.34	3.01	3.35	(0.35)	—
Institutional Class
12/31/2018†	$14.87	$0.18	$(1.48)	$(1.30)	$(0.18)	$(2.60)
6/30/2018	17.30	0.34	1.45	1.79	(0.34)	(3.88)
6/30/2017	15.82	0.41	2.08	2.49	(0.42)	(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	—
6/30/2014	14.20	0.35	3.02	3.37	(0.37)	—
Class R6
12/31/2018†	$14.83	$0.18	$(1.47)	$(1.29)	$(0.19)	$(2.60)
6/30/2018	17.27	0.34	1.45	1.79	(0.35)	(3.88)
6/30/2017	15.80	0.41	2.09	2.50	(0.44)	(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	—
12/19/2013* - 6/30/2014	15.62	0.19	1.56	1.75	(0.18)	—
Administrative Class
12/31/2018†	$15.04	$0.16	$(1.50)	$(1.34)	$(0.13)	$(2.60)
6/30/2018	17.41	0.32	1.43	1.75	(0.24)	(3.88)
6/30/2017	15.92	0.36	2.11	2.47	(0.39)	(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	—
6/30/2014	14.29	0.31	3.04	3.35	(0.33)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

124	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.73)	$10.71	(8.69)%	$464,538	0.98	%(c)	1.11	%(c)	1.99	%(c)	27%
(4.16)	14.76	9.55	480,068	0.95		1.10		1.66		47
(0.96)	17.20	15.55	599,510	0.99		1.09		2.02		41
(0.39)	15.74	(3.25)	814,993	1.07		1.07		2.34		42
(0.33)	16.68	(0.65)	1,363,171	1.05		1.05		1.92		44
(0.32)	17.12	23.50	1,913,130	1.05		1.05		1.89		26

$(2.64)	$10.89	(9.07)%	$91,366	1.73	%(c)	1.86	%(c)	1.25	%(c)	27%
(4.03)	14.92	8.77	231,933	1.70		1.85		0.91		47
(0.83)	17.34	14.67	274,212	1.74		1.84		1.28		41
(0.29)	15.86	(3.97)	347,825	1.82		1.82		1.59		42
(0.21)	16.83	(1.38)	440,554	1.80		1.80		1.18		44
(0.20)	17.27	22.51	497,725	1.80		1.80		1.14		26

$(2.67)	$10.71	(8.78)%	$75,277	1.23	%(c)	1.36	%(c)	1.75	%(c)	27%
(4.12)	14.71	9.30	94,437	1.20		1.35		1.41		47
(0.92)	17.15	15.24	130,630	1.24		1.34		1.77		41
(0.36)	15.70	(3.50)	157,199	1.32		1.32		2.09		42
(0.29)	16.65	(0.89)	226,101	1.30		1.30		1.68		44
(0.28)	17.09	23.16	272,790	1.30		1.30		1.65		26

$(2.76)	$10.80	(8.57)%	$384,037	0.73	%(c)	0.86	%(c)	2.24	%(c)	27%
(4.20)	14.87	9.83	551,096	0.70		0.85		1.91		47
(1.00)	17.30	15.79	639,847	0.74		0.84		2.27		41
(0.42)	15.83	(3.03)	1,057,863	0.82		0.82		2.60		42
(0.38)	16.77	(0.38)	1,543,701	0.80		0.80		2.18		44
(0.35)	17.21	23.82	1,446,734	0.80		0.80		2.15		26

$(2.78)	$10.79	(8.51)%	$304,538	0.63	%(c)	0.75	%(c)	2.34	%(c)	27%
(4.22)	14.87	9.94	438,422	0.60		0.75		2.03		47
(1.01)	17.30	15.96	731,788	0.64		0.74		2.44		41
(0.43)	15.82	(2.95)	2,233,140	0.72		0.72		2.69		42
(0.40)	16.76	(0.29)	3,402,951	0.70		0.70		2.27		44
(0.37)	17.20	23.96	4,078,876	0.70		0.70		2.24		26

$(2.79)	$10.75	(8.44)%	$71,665	0.58	%(c)	0.71	%(c)	2.40	%(c)	27%
(4.23)	14.83	9.96	85,285	0.55		0.70		2.06		47
(1.03)	17.27	16.01	95,755	0.59		0.69		2.44		41
(0.44)	15.80	(2.90)	128,994	0.67		0.67		2.72		42
(0.42)	16.74	(0.22)	119,483	0.65		0.65		2.30		44
(0.18)	17.19	11.27	968	0.65	(c)	0.65	(c)	2.13	(c)	26

$(2.73)	$10.97	(8.70)%	$56,468	0.88	%(c)	1.01	%(c)	2.09	%(c)	27%
(4.12)	15.04	9.67	84,009	0.85		1.00		1.87		47
(0.98)	17.41	15.68	345,533	0.89		0.99		2.11		41
(0.40)	15.92	(3.19)	387,993	0.97		0.97		2.44		42
(0.35)	16.87	(0.55)	628,008	0.95		0.95		2.03		44
(0.33)	17.31	23.64	871,543	0.95		0.95		1.99		26

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI NFJ International Value:
Class A
12/31/2018†	$18.52	$0.10	$(2.20)	$(2.10)	$(0.10)	$—
6/30/2018	18.13	0.34	0.38	0.72	(0.32)	(0.01)
6/30/2017	16.32	0.34	1.92	2.26	(0.45)	—
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	—
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	—
6/30/2014	20.80	0.46	3.32	3.78	(0.41)	—
Class C
12/31/2018†	$18.20	$0.04	$(2.16)	$(2.12)	$(0.04)	$—
6/30/2018	17.86	0.19	0.37	0.56	(0.21)	(0.01)
6/30/2017	16.09	0.23	1.86	2.09	(0.32)	—
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	—
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	—
6/30/2014	20.62	0.28	3.29	3.57	(0.28)	—
Class R
12/31/2018†	$18.56	$0.08	$(2.20)	$(2.12)	$(0.08)	$—
6/30/2018	18.15	0.31	0.35	0.66	(0.24)	(0.01)
6/30/2017	16.35	0.33	1.88	2.21	(0.41)	—
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	—
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	—
6/30/2014	20.87	0.42	3.31	3.73	(0.37)	—
Class P
12/31/2018†	$18.61	$0.13	$(2.21)	$(2.08)	$(0.12)	$—
6/30/2018	18.21	0.36	0.41	0.77	(0.36)	(0.01)
6/30/2017	16.40	0.40	1.90	2.30	(0.49)	—
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	—
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	—
6/30/2014	20.88	0.51	3.34	3.85	(0.45)	—
Institutional Class
12/31/2018†	$18.64	$0.13	$(2.21)	$(2.08)	$(0.13)	$—
6/30/2018	18.24	0.42	0.36	0.78	(0.37)	(0.01)
6/30/2017	16.42	0.37	1.95	2.32	(0.50)	—
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	—
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	—
6/30/2014	20.88	0.52	3.36	3.88	(0.47)	—
Class R6
12/31/2018†	$18.63	$0.13	$(2.20)	$(2.07)	$(0.14)	$—
6/30/2018	18.19	0.29	0.50	0.79	(0.34)	(0.01)
6/30/2017	16.38	0.40	1.93	2.33	(0.52)	—
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	—
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	—
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)	—
Administrative Class
12/31/2018†	$18.56	$0.11	$(2.19)	$(2.08)	$(0.11)	$—
6/30/2018	18.19	0.38	0.35	0.73	(0.35)	(0.01)
6/30/2017	16.37	0.36	1.92	2.28	(0.46)	—
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	—
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	—
6/30/2014	20.83	0.46	3.36	3.82	(0.40)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

126	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.10)	$16.32	(11.35)%	$69,877	1.30	%(c)	1.37	%(c)	1.06	%(c)	25%
(0.33)	18.52	3.95	88,385	1.29		1.37		1.76		63
(0.45)	18.13	13.99	127,642	1.30		1.35		2.01		63
(0.51)	16.32	(22.28)	258,429	1.29		1.32		2.04		50
(0.57)	21.61	(8.30)	466,262	1.27		1.30		1.83		54
(0.41)	24.17	18.25	924,201	1.24		1.29		2.01		33

$(0.04)	$16.04	(11.64)%	$15,711	2.05	%(c)	2.12	%(c)	0.45	%(c)	25%
(0.22)	18.20	3.11	36,184	2.04		2.12		0.99		63
(0.32)	17.86	13.10	54,546	2.05		2.10		1.37		63
(0.44)	16.09	(22.81)	83,722	2.04		2.07		1.33		50
(0.41)	21.37	(8.99)	154,476	2.02		2.05		1.09		54
(0.28)	23.91	17.36	203,445	1.99		2.04		1.23		33

$(0.08)	$16.36	(11.43)%	$6,474	1.55	%(c)	1.62	%(c)	0.87	%(c)	25%
(0.25)	18.56	3.64	9,190	1.54		1.62		1.58		63
(0.41)	18.15	13.68	11,300	1.55		1.60		1.91		63
(0.49)	16.35	(22.43)	13,915	1.54		1.57		1.89		50
(0.53)	21.66	(8.52)	22,511	1.52		1.55		1.63		54
(0.37)	24.23	17.95	28,344	1.49		1.54		1.85		33

$(0.12)	$16.41	(11.20)%	$45,689	1.05	%(c)	1.12	%(c)	1.37	%(c)	25%
(0.37)	18.61	4.17	89,644	1.04		1.12		1.87		63
(0.49)	18.21	14.20	148,540	1.05		1.10		2.34		63
(0.55)	16.40	(22.07)	350,745	1.04		1.07		2.34		50
(0.65)	21.70	(8.04)	659,204	1.02		1.05		2.15		54
(0.45)	24.28	18.54	500,111	0.99		1.04		2.24		33

$(0.13)	$16.43	(11.17)%	$41,015	0.95	%(c)	1.02	%(c)	1.45	%(c)	25%
(0.38)	18.64	4.27	55,924	0.94		1.02		2.14		63
(0.50)	18.24	14.33	74,272	0.95		1.00		2.18		63
(0.56)	16.42	(21.97)	309,622	0.94		0.97		2.17		50
(0.66)	21.71	(7.98)	1,095,977	0.92		0.95		2.21		54
(0.47)	24.29	18.68	1,392,488	0.89		0.94		2.29		33

$(0.14)	$16.42	(11.15)%	$1,607	0.90	%(c)	0.97	%(c)	1.47	%(c)	25%
(0.35)	18.63	4.31	1,836	0.89		0.97		1.48		63
(0.52)	18.19	14.42	28,460	0.90		0.95		2.33		63
(0.58)	16.38	(21.97)	55,751	0.89		0.92		2.64		50
(0.69)	21.68	(7.94)	66,164	0.87		0.90		2.51		54
(0.20)	24.28	8.38	1,441	0.87	(c)	0.89	(c)	4.65	(c)	33

$(0.11)	$16.37	(11.22)%	$1,669	1.20	%(c)	1.27	%(c)	1.20	%(c)	25%
(0.36)	18.56	4.01	4,829	1.19		1.27		1.96		63
(0.46)	18.19	14.09	4,973	1.20		1.25		2.08		63
(0.53)	16.37	(22.22)	14,487	1.19		1.22		2.31		50
(0.61)	21.68	(8.18)	19,020	1.17		1.20		2.00		54
(0.40)	24.25	18.42	20,604	1.14		1.19		2.01		33

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Large-Cap Value:
Class A
12/31/2018†	$26.14	$0.19	$(2.24)	$(2.05)	$(0.15)	$(0.05)
6/30/2018	24.31	0.41	1.83	2.24	(0.41)	—
6/30/2017	20.34	0.36	3.97 (d)	4.33	(0.36)	—
6/30/2016	21.44	0.37	(1.09)	(0.72)	(0.38)	—
6/30/2015	21.13	0.35	0.30	0.65	(0.34)	—
6/30/2014	17.56	0.32	3.57	3.89	(0.32)	—
Class C
12/31/2018†	$26.44	$0.09	$(2.27)	$(2.18)	$(0.03)	$(0.05)
6/30/2018	24.57	0.22	1.86	2.08	(0.21)	—
6/30/2017	20.50	0.19	4.01 (d)	4.20	(0.13)	—
6/30/2016	21.57	0.22	(1.09)	(0.87)	(0.20)	—
6/30/2015	21.22	0.19	0.30	0.49	(0.14)	—
6/30/2014	17.64	0.18	3.57	3.75	(0.17)	—
Class R
12/31/2018†	$26.41	$0.16	$(2.26)	$(2.10)	$(0.12)	$(0.05)
6/30/2018	24.55	0.35	1.85	2.20	(0.34)	—
6/30/2017	20.51	0.30	4.02 (d)	4.32	(0.28)	—
6/30/2016	21.60	0.32	(1.09)	(0.77)	(0.32)	—
6/30/2015	21.26	0.30	0.30	0.60	(0.26)	—
6/30/2014	17.67	0.27	3.60	3.87	(0.28)	—
Class P
12/31/2018†	$26.38	$0.22	$(2.24)	$(2.02)	$(0.19)	$(0.05)
6/30/2018	24.53	0.47	1.86	2.33	(0.48)	—
6/30/2017	20.56	0.42	4.01 (d)	4.43	(0.46)	—
6/30/2016	21.68	0.42	(1.09)	(0.67)	(0.45)	—
6/30/2015	21.42	0.41	0.31	0.72	(0.46)	—
6/30/2014	17.80	0.37	3.62	3.99	(0.37)	—
Institutional Class
12/31/2018†	$26.02	$0.23	$(2.22)	$(1.99)	$(0.20)	$(0.05)
6/30/2018	24.20	0.49	1.84	2.33	(0.51)	—
6/30/2017	20.27	0.43	3.97 (d)	4.40	(0.47)	—
6/30/2016	21.39	0.44	(1.09)	(0.65)	(0.47)	—
6/30/2015	21.13	0.42	0.31	0.73	(0.47)	—
6/30/2014	17.56	0.39	3.57	3.96	(0.39)	—
Administrative Class
12/31/2018†	$26.51	$0.20	$(2.27)	$(2.07)	$(0.16)	$(0.05)
6/30/2018	24.64	0.43	1.88	2.31	(0.44)	—
6/30/2017	20.61	0.38	4.04 (d)	4.42	(0.39)	—
6/30/2016	21.73	0.39	(1.10)	(0.71)	(0.41)	—
6/30/2015	21.26	0.39	0.29	0.68	(0.21)	—
6/30/2014	17.67	0.34	3.59	3.93	(0.34)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class.

128	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.20)	$23.89		(7.87)%	$166,389	1.12	%(c)	1.12	%(c)	1.40	%(c)	34%
(0.41)	26.14		9.27	145,338	1.06		1.11		1.56		110
(0.36)	24.31	(d)	21.42 (d)	151,306	1.02		1.12		1.60		67
(0.38)	20.34		(3.30)	150,436	1.11		1.11		1.82		51
(0.34)	21.44		3.06	145,039	1.11		1.11		1.63		26
(0.32)	21.13		22.30	172,182	1.11		1.11		1.65		22

$(0.08)	$24.18		(8.26)%	$13,233	1.87	%(c)	1.87	%(c)	0.62	%(c)	34%
(0.21)	26.44		8.49	62,232	1.81		1.86		0.82		110
(0.13)	24.57	(d)	20.52 (d)	70,159	1.77		1.87		0.86		67
(0.20)	20.50		(4.04)	79,758	1.86		1.86		1.06		51
(0.14)	21.57		2.28	94,367	1.86		1.86		0.88		26
(0.17)	21.22		21.35	103,838	1.86		1.86		0.90		22

$(0.17)	$24.14		(8.00)%	$1,910	1.37	%(c)	1.37	%(c)	1.12	%(c)	34%
(0.34)	26.41		9.00	5,200	1.31		1.36		1.35		110
(0.28)	24.55	(d)	21.14 (d)	6,997	1.27		1.37		1.35		67
(0.32)	20.51		(3.53)	7,200	1.36		1.36		1.56		51
(0.26)	21.60		2.80	8,641	1.36		1.36		1.39		26
(0.28)	21.26		22.00	11,546	1.36		1.36		1.40		22

$(0.24)	$24.12		(7.72)%	$17,282	0.87	%(c)	0.87	%(c)	1.64	%(c)	34%
(0.48)	26.38		9.54	20,242	0.81		0.86		1.80		110
(0.46)	24.53	(d)	21.71 (d)	18,164	0.77		0.87		1.85		67
(0.45)	20.56		(3.06)	14,197	0.86		0.86		2.06		51
(0.46)	21.68		3.35	17,699	0.86		0.86		1.88		26
(0.37)	21.42		22.57	12,148	0.86		0.86		1.90		22

$(0.25)	$23.78		(7.69)%	$117,348	0.77	%(c)	0.77	%(c)	1.74	%(c)	34%
(0.51)	26.02		9.66	127,728	0.71		0.76		1.89		110
(0.47)	24.20	(d)	21.88 (d)	114,377	0.67		0.77		1.95		67
(0.47)	20.27		(2.99)	150,909	0.76		0.76		2.18		51
(0.47)	21.39		3.44	312,294	0.76		0.76		1.97		26
(0.39)	21.13		22.73	431,318	0.76		0.76		2.00		22

$(0.21)	$24.23		(7.84)%	$1,097	1.02	%(c)	1.02	%(c)	1.49	%(c)	34%
(0.44)	26.51		9.40	1,323	0.96		1.01		1.64		110
(0.39)	24.64	(d)	21.58 (d)	1,272	0.92		1.02		1.71		67
(0.41)	20.61		(3.23)	1,345	1.01		1.01		1.91		51
(0.21)	21.73		3.20	1,655	1.01		1.01		1.79		26
(0.34)	21.26		22.38	6,391	1.01		1.01		1.76		22

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
12/31/2018†	$30.06	$0.22	$(4.06)	$(3.84)	$(0.31)	$—
6/30/2018	31.41	0.39	1.27	1.66	(0.26)	(2.75)
6/30/2017	24.37	0.36	7.03 (e)	7.39	(0.33)	(0.02)
6/30/2016	25.82	0.45	(0.87)	(0.42)	(0.32)	(0.71)
6/30/2015	25.52	0.31	0.36	0.67	(0.37)	—
6/30/2014	20.33	0.29	5.10	5.39	(0.20)	—
Class C
12/31/2018†	$24.62	$0.06	$(3.28)	$(3.22)	$—	$—
6/30/2018	26.22	0.12	1.08	1.20	(0.05)	(2.75)
6/30/2017	20.43	0.13	5.87 (e)	6.00	(0.19)	(0.02)
6/30/2016	21.83	0.23	(0.73)	(0.50)	(0.19)	(0.71)
6/30/2015	21.66	0.10	0.30	0.40	(0.23)	—
6/30/2014	17.30	0.10	4.34	4.44	(0.08)	—
Class R
12/31/2018†	$25.79	$0.15	$(3.48)	$(3.33)	$(0.27)	$—
6/30/2018	27.40	0.24	1.17	1.41	(0.27)	(2.75)
6/30/2017	21.26	0.26	6.13 (e)	6.39	(0.23)	(0.02)
6/30/2016	22.68	0.34	(0.76)	(0.42)	(0.29)	(0.71)
6/30/2015	22.48	0.22	0.32	0.54	(0.34)	—
6/30/2014	17.95	0.21	4.49	4.70	(0.17)	—
Class P
12/31/2018†	$24.35	$0.20	$(3.28)	$(3.08)	$(0.38)	$—
6/30/2018	26.01	0.37	1.10	1.47	(0.38)	(2.75)
6/30/2017	20.27	0.32	5.87 (e)	6.19	(0.43)	(0.02)
6/30/2016	21.70	0.43	(0.74)	(0.31)	(0.41)	(0.71)
6/30/2015	21.57	0.33	0.29	0.62	(0.49)	—
6/30/2014	17.23	0.29	4.32	4.61	(0.27)	—
Institutional Class
12/31/2018†	$32.15	$0.29	$(4.35)	$(4.06)	$(0.40)	$—
6/30/2018	33.41	0.51	1.38	1.89	(0.40)	(2.75)
6/30/2017	25.88	0.48	7.47 (e)	7.95	(0.40)	(0.02)
6/30/2016	27.33	0.56	(0.90)	(0.34)	(0.40)	(0.71)
6/30/2015	26.99	0.43	0.37	0.80	(0.46)	—
6/30/2014	21.49	0.41	5.38	5.79	(0.29)	—
Class R6
12/31/2018†	$32.13	$0.36	$(4.41)	$(4.05)	$(0.41)	$—
12/18/2017* - 6/30/2018	36.74	0.18	(1.61)	(1.43)	(0.43)	(2.75)
Administrative Class
12/31/2018†	$31.00	$0.24	$(4.18)	$(3.94)	$(0.34)	$—
6/30/2018	32.35	0.42	1.32	1.74	(0.34)	(2.75)
6/30/2017	25.08	0.40	7.24 (e)	7.64	(0.35)	(0.02)
6/30/2016	26.54	0.49	(0.89)	(0.40)	(0.35)	(0.71)
6/30/2015	26.23	0.35	0.37	0.72	(0.41)	—
6/30/2014	20.89	0.32	5.25	5.57	(0.23)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class.

130	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.31)	$25.91		(12.77)%	$530,371	0.99	%(c)	1.21	%(c)	1.45	%(c)	28%
(3.01)	30.06		4.88	518,293	1.04	(d)	1.21	(d)	1.22	(d)	31
(0.35)	31.41	(e)	30.53 (e)	480,691	1.21	(d)	1.21	(d)	1.30	(d)	45
(1.03)	24.37		(1.46)	363,166	1.23	(d)	1.23	(d)	1.88	(d)	50
(0.37)	25.82		2.66	408,706	1.26	(d)	1.26	(d)	1.23	(d)	48
(0.20)	25.52		26.63	459,875	1.26	(d)	1.26	(d)	1.28	(d)	40

$—	$21.40		(13.07)%	$43,228	1.74	%(c)	1.96	%(c)	0.45	%(c)	28%
(2.80)	24.62		4.10	182,192	1.79	(d)	1.96	(d)	0.46	(d)	31
(0.21)	26.22	(e)	29.52 (e)	168,922	1.96	(d)	1.96	(d)	0.59	(d)	45
(0.90)	20.43		(2.16)	173,304	1.98	(d)	1.98	(d)	1.13	(d)	50
(0.23)	21.83		1.88	198,432	2.01	(d)	2.01	(d)	0.48	(d)	48
(0.08)	21.66		25.72	217,181	2.01	(d)	2.01	(d)	0.53	(d)	40

$(0.27)	$22.19		(12.88)%	$16,485	1.24	%(c)	1.46	%(c)	1.18	%(c)	28%
(3.02)	25.79		4.65	15,644	1.27	(d)	1.46	(d)	0.90	(d)	31
(0.25)	27.40	(e)	30.19 (e)	5,591	1.46	(d)	1.46	(d)	1.09	(d)	45
(1.00)	21.26		(1.70)	6,969	1.48	(d)	1.48	(d)	1.58	(d)	50
(0.34)	22.68		2.43	11,665	1.51	(d)	1.51	(d)	0.96	(d)	48
(0.17)	22.48		26.29	14,103	1.51	(d)	1.51	(d)	1.01	(d)	40

$(0.38)	$20.89		(12.64)%	$158,915	0.74	%(c)	0.96	%(c)	1.65	%(c)	28%
(3.13)	24.35		5.17	200,081	0.77	(d)	0.96	(d)	1.46	(d)	31
(0.45)	26.01	(e)	30.82 (e)	52,167	0.96	(d)	0.96	(d)	1.39	(d)	45
(1.12)	20.27		(1.19)	17,268	0.98	(d)	0.98	(d)	2.14	(d)	50
(0.49)	21.70		2.93	15,307	1.01	(d)	1.01	(d)	1.55	(d)	48
(0.27)	21.57		26.92	6,687	1.01	(d)	1.01	(d)	1.50	(d)	40

$(0.40)	$27.69		(12.62)%	$330,135	0.64	%(c)	0.86	%(c)	1.78	%(c)	28%
(3.15)	32.15		5.26	332,110	0.66	(d)	0.86	(d)	1.53	(d)	31
(0.42)	33.41	(e)	30.95 (e)	53,333	0.86	(d)	0.86	(d)	1.66	(d)	45
(1.11)	25.88		(1.08)	55,877	0.88	(d)	0.88	(d)	2.16	(d)	50
(0.46)	27.33		3.01	92,289	0.91	(d)	0.91	(d)	1.60	(d)	48
(0.29)	26.99		27.09	89,928	0.91	(d)	0.91	(d)	1.66	(d)	40

$(0.41)	$27.67		(12.57)%	$11,686	0.59	%(c)	0.81	%(c)	2.33	%(c)	28%
(3.18)	32.13		(4.25)	2,167	0.59	(c)(d)	0.81	(c)(d)	1.04	(c)(d)	31

$(0.34)	$26.72		(12.68)%	$22,405	0.89	%(c)	1.11	%(c)	1.58	%(c)	28%
(3.09)	31.00		4.98	18,947	0.92	(d)	1.11	(d)	1.32	(d)	31
(0.37)	32.35	(e)	30.66 (e)	5,120	1.11	(d)	1.11	(d)	1.40	(d)	45
(1.06)	25.08		(1.36)	3,792	1.13	(d)	1.13	(d)	1.98	(d)	50
(0.41)	26.54		2.77	4,698	1.16	(d)	1.16	(d)	1.33	(d)	48
(0.23)	26.23		26.77	4,961	1.16	(d)	1.16	(d)	1.36	(d)	40

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
12/31/2018†	$21.71	$0.18	$(4.47)	$(4.29)	$(0.66)	$(4.08)
6/30/2018	24.36	0.29	1.44	1.73	(0.12)	(4.26)
6/30/2017	20.82	0.30	4.12	4.42	(0.32)	(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
Class C
12/31/2018†	$19.30	$0.09	$(3.95)	$(3.86)	$—	$(4.08)
6/30/2018	22.14	0.11	1.31	1.42	—	(4.26)
6/30/2017	19.02	0.12	3.75	3.87	(0.19)	(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
Class R
12/31/2018†	$23.10	$0.16	$(4.75)	$(4.59)	$(0.58)	$(4.08)
6/30/2018	25.64	0.25	1.51	1.76	(0.04)	(4.26)
6/30/2017	21.87	0.25	4.34	4.59	(0.26)	(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
Class P
12/31/2018†	$24.18	$0.23	$(4.98)	$(4.75)	$(0.72)	$(4.08)
6/30/2018	26.69	0.39	1.56	1.95	(0.20)	(4.26)
6/30/2017	22.74	0.36	4.54	4.90	(0.39)	(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
Institutional Class
12/31/2018†	$24.34	$0.24	$(5.01)	$(4.77)	$(0.72)	$(4.08)
6/30/2018	26.82	0.42	1.58	2.00	(0.22)	(4.26)
6/30/2017	22.84	0.42	4.53	4.95	(0.41)	(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
Class R6
12/31/2018†	$24.25	$0.25	$(5.00)	$(4.75)	$(0.74)	$(4.08)
6/30/2018	26.75	0.44	1.56	2.00	(0.24)	(4.26)
6/30/2017	22.79	0.41	4.55	4.96	(0.44)	(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—
Administrative Class
12/31/2018†	$21.65	$0.19	$(4.47)	$(4.28)	$(0.66)	$(4.08)
6/30/2018	24.30	0.32	1.43	1.75	(0.14)	(4.26)
6/30/2017	20.78	0.33	4.11	4.44	(0.36)	(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.00%, respectively.

132	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.74)	$12.68		(19.46)%		$450,613	1.20	%(c)	1.26	%(c)	1.74	%(c)	17%
(4.38)	21.71		7.04		718,104	1.20		1.25		1.27		24
(0.88)	24.36		21.38		788,438	1.20	(d)	1.24	(d)	1.31	(d)	30
(3.58)	20.82		(5.31)		1,037,525	1.22	(d)	1.23	(d)	1.88	(d)	48
(7.79)	25.91	(e)	(3.77	)(e)	1,592,000	1.18		1.21		1.39		42
(4.07)	35.24		24.36		2,250,556	1.17		1.21		1.15		29

$(4.08)	$11.36		(19.72)%		$12,121	1.95	%(c)	2.01	%(c)	0.91	%(c)	17%
(4.26)	19.30		6.26		106,052	1.95		2.00		0.54		24
(0.75)	22.14		20.45		135,225	1.95	(d)	1.99	(d)	0.56	(d)	30
(3.42)	19.02		(5.99)		175,139	1.97	(d)	1.98	(d)	1.14	(d)	48
(7.60)	23.99	(e)	(4.52	)(e)	259,629	1.93		1.96		0.63		42
(3.85)	33.27		23.43		342,352	1.92		1.96		0.40		29

$(4.66)	$13.85		(19.59)%		$24,494	1.45	%(c)	1.51	%(c)	1.49	%(c)	17%
(4.30)	23.10		6.77		37,655	1.45		1.50		1.02		24
(0.82)	25.64		21.09		51,759	1.45	(d)	1.49	(d)	1.04	(d)	30
(3.50)	21.87		(5.52)		64,707	1.47	(d)	1.48	(d)	1.62	(d)	48
(7.70)	26.99	(e)	(4.06	)(e)	97,345	1.43		1.46		1.13		42
(3.98)	36.37		24.06		131,571	1.42		1.46		0.90		29

$(4.80)	$14.63		(19.39)%		$39,434	0.95	%(c)	1.01	%(c)	2.00	%(c)	17%
(4.46)	24.18		7.27		65,466	0.95		1.00		1.54		24
(0.95)	26.69		21.66		72,679	0.95	(d)	0.99	(d)	1.42	(d)	30
(3.63)	22.74		(5.01)		58,556	0.97	(d)	0.98	(d)	2.13	(d)	48
(7.88)	27.92	(e)	(3.58	)(e)	106,077	0.93		0.96		1.63		42
(4.08)	37.36		24.68		93,195	0.92		0.96		1.34		29

$(4.80)	$14.77		(19.33)%		$377,181	0.85	%(c)	0.91	%(c)	2.05	%(c)	17%
(4.48)	24.34		7.43		778,547	0.85		0.90		1.61		24
(0.97)	26.82		21.82		1,213,861	0.83	(d)	0.89	(d)	1.68	(d)	30
(3.68)	22.84		(4.93)		1,800,472	0.82	(d)	0.88	(d)	2.28	(d)	48
(7.90)	28.05	(e)	(3.40	)(e)	2,866,196	0.78		0.86		1.78		42
(4.19)	37.46		24.85		3,749,112	0.77		0.86		1.55		29

$(4.82)	$14.68		(19.30)%		$184,556	0.80	%(c)	0.86	%(c)	2.12	%(c)	17%
(4.50)	24.25		7.44		347,379	0.80		0.85		1.70		24
(1.00)	26.75		21.90		464,279	0.79	(d)	0.84	(d)	1.60	(d)	30
(3.71)	22.79		(4.86)		371,453	0.77	(d)	0.83	(d)	2.39	(d)	48
(7.95)	28.02	(e)	(3.37	)(e)	235,613	0.73		0.81		1.36		42
—	37.47		9.59		27,994	0.72	(c)	0.81	(c)	1.49	(c)	29

$(4.74)	$12.63		(19.44)%		$121,208	1.10	%(c)	1.16	%(c)	1.82	%(c)	17%
(4.40)	21.65		7.14		206,749	1.10		1.15		1.38		24
(0.92)	24.30		21.52		365,241	1.09	(d)	1.14	(d)	1.43	(d)	30
(3.62)	20.78		(5.11)		494,621	1.07	(d)	1.13	(d)	2.03	(d)	48
(7.82)	25.87	(e)	(3.62	)(e)	811,305	1.03		1.11		1.54		42
(4.12)	35.19		24.55		1,220,261	1.02		1.11		1.30		29

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap:
Class A
12/31/2018†	$21.61	$0.06	$(3.46)	$(3.40)	$—	$(1.63)
6/30/2018	20.51	(0.02)	3.92	3.90	—	(2.80)
6/30/2017	16.71	0.03	3.79	3.82	(0.01)	(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.08	3.38	3.46	(0.06)	(0.12)
Class C
12/31/2018†	$20.92	$(0.03)	$(3.33)	$(3.36)	$—	$(1.63)
6/30/2018	20.07	(0.17)	3.82	3.65	—	(2.80)
6/30/2017	16.48	(0.11)	3.71	3.60	—	(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	—	(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	—	(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)	3.40	3.33	(0.05)	(0.12)
Class P
12/31/2018†	$21.81	$0.09	$(3.50)	$(3.41)	$—	$(1.63)
6/30/2018	20.63	0.03	3.95	3.98	—	(2.80)
6/30/2017	16.77	0.07	3.81	3.88	(0.01)	(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.10	3.41	3.51	(0.06)	(0.12)
Institutional Class
12/31/2018†	$21.96	$0.10	$(3.52)	$(3.42)	$—	$(1.63)
6/30/2018	20.73	0.05	3.98	4.03	—	(2.80)
6/30/2017	16.84	0.10	3.81	3.91	(0.01)	(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.11	3.42	3.53	(0.07)	(0.12)
Class R6
8/22/2018*- 12/31/2018†	$23.16	$0.07	$(4.69)	$(4.62)	$—	$(1.63)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

134	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.63)	$16.58		(15.60)%	$58,648	1.19	%(c)	1.27	%(c)	0.59	%(c)	39%
(2.80)	21.61		19.96	44,860	1.31	(d)	1.31	(d)	(0.07	)(d)	126
(0.02)	20.51	(e)	22.82 (e)	39,509	1.31		1.31		0.15		152
(0.59)	16.71		(6.02)	32,660	1.27		1.31		0.17		139
(0.89)	18.41		6.01	38,579	1.24		1.30		0.47		148
(0.18)	18.28		23.15	103	1.31	(c)	3.19	(c)	0.46	(c)	119

$(1.63)	$15.93		(15.92)%	$7,772	1.94	%(c)	2.02	%(c)	(0.28	)%(c)	39%
(2.80)	20.92		19.10	35,080	2.06	(d)	2.06	(d)	(0.82	)(d)	126
(0.01)	20.07	(e)	21.82 (e)	32,802	2.06		2.06		(0.60)		152
(0.50)	16.48		(6.72)	36,607	2.02		2.06		(0.58)		139
(0.84)	18.20		5.27	44,067	1.99		2.05		(0.29)		148
(0.17)	18.16		22.28	39	2.06	(c)	3.99	(c)	(0.38	)(c)	119

$(1.63)	$16.77		(15.50)%	$7,376	0.94	%(c)	1.02	%(c)	0.84	%(c)	39%
(2.80)	21.81		20.25	6,883	1.06	(d)	1.06	(d)	0.12	(d)	126
(0.02)	20.63	(e)	23.12 (e)	3,425	1.06		1.06		0.39		152
(0.64)	16.77		(5.82)	3,246	1.02		1.06		0.43		139
(0.92)	18.49		6.36	2,143	0.99		1.05		0.73		148
(0.18)	18.33		23.43	13	1.06	(c)	3.40	(c)	0.56	(c)	119

$(1.63)	$16.91		(15.44)%	$6,059	0.84	%(c)	0.92	%(c)	0.90	%(c)	39%
(2.80)	21.96		20.40	8,104	0.96	(d)	0.96	(d)	0.21	(d)	126
(0.02)	20.73	(e)	23.22 (e)	3,037	0.96		0.96		0.52		152
(0.60)	16.84		(5.69)	2,738	0.92		0.96		0.46		139
(0.94)	18.49		6.41	6,656	0.93		0.95		0.86		148
(0.19)	18.34		23.56	6,277	0.96	(c)	3.30	(c)	0.66	(c)	119

$(1.63)	$16.91		(19.82)%	$8	0.79	%(c)	0.87	%(c)	0.97	%(c)	39%

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Technology:
Class A
12/31/2018†	$71.60	$(0.37)		$(7.14)	$(7.51)	$(12.90)	$51.19
6/30/2018	60.82	(0.64)		22.58	21.94	(11.16)	71.60
6/30/2017	48.03	(0.17	)(e)	15.75	15.58	(2.79)	60.82	(e)
6/30/2016	58.15	(0.38)		(1.07)	(1.45)	(8.67)	48.03
6/30/2015	63.49	(0.54)		6.49	5.95	(11.29)	58.15
6/30/2014	50.70	(0.54)		17.81	17.27	(4.48)	63.49
Class C
12/31/2018†	$55.32	$(0.51)		$(5.56)	$(6.07)	$(12.90)	$36.35
6/30/2018	49.43	(0.91)		17.96	17.05	(11.16)	55.32
6/30/2017	39.80	(0.46	)(e)	12.88	12.42	(2.79)	49.43	(e)
6/30/2016	49.98	(0.66)		(0.85)	(1.51)	(8.67)	39.80
6/30/2015	56.46	(0.87)		5.68	4.81	(11.29)	49.98
6/30/2014	45.82	(0.88)		16.00	15.12	(4.48)	56.46
Class P
12/31/2018†	$79.05	$(0.31)		$(7.86)	$(8.17)	$(12.90)	$57.98
6/30/2018	66.03	(0.53)		24.71	24.18	(11.16)	79.05
6/30/2017	51.80	—	(e)	17.02	17.02	(2.79)	66.03	(e)
6/30/2016	61.90	(0.27)		(1.16)	(1.43)	(8.67)	51.80
6/30/2015	66.74	(0.42)		6.87	6.45	(11.29)	61.90
6/30/2014	52.97	(0.42)		18.67	18.25	(4.48)	66.74
Institutional Class
12/31/2018†	$80.40	$(0.28)		$(7.98)	$(8.26)	$(12.90)	$59.24
6/30/2018	66.94	(0.45)		25.07	24.62	(11.16)	80.40
6/30/2017	52.43	0.06	(e)	17.24	17.30	(2.79)	66.94	(e)
6/30/2016	62.49	(0.24)		(1.15)	(1.39)	(8.67)	52.43
6/30/2015	67.21	(0.36)		6.93	6.57	(11.29)	62.49
6/30/2014	53.27	(0.36)		18.78	18.42	(4.48)	67.21
Administrative Class
12/31/2018†	$75.76	$(0.36)		$(7.53)	$(7.89)	$(12.90)	$54.97
6/30/2018	63.76	(0.61)		23.77	23.16	(11.16)	75.76
6/30/2017	50.18	(0.23	)(e)	16.60	16.37	(2.79)	63.76	(e)
6/30/2016	60.32	(0.36)		(1.11)	(1.47)	(8.67)	50.18
6/30/2015	65.40	(0.50)		6.71	6.21	(11.29)	60.32
6/30/2014	52.06	(0.50)		18.32	17.82	(4.48)	65.40

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)

An out of period adjustment of $3,694,541, which is included in miscellaneous income, related to income earned in previous years, decreased net investment loss per share and increased net asset value per share by approximately $0.15 for Class A; $0.13 for Class C; $0.20 for Class P; $0.20 for Institutional Class and $0.04 for Administrative Class. The increase in total return and decrease in ratio of net investment loss to average net assets relating to this income for each share class was approximately 0.33% and 0.28% for Class A; 0.35% and 0.29% for Class C; 0.40% and 0.33% for Class P; 0.40% and 0.32% for Institutional Class; 0.09% and 0.08% for Administrative Class, respectively.

136	Semiannual Report	| December 31, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(9.98)%	$503,654	1.46	%(c)	1.56	%(c)	(1.04	)%(c)	47%
38.89	530,127	1.42		1.57		(0.95)		104
33.69 (e)	452,039	1.51	(d)	1.61	(d)	(0.31	)(d)(e)	128
(3.24)	417,305	1.66	(d)	1.66	(d)	(0.74	)(d)	171
10.33	340,765	1.61		1.61		(0.90)		165
35.10	330,421	1.59		1.59		(0.92)		152

(10.31)%	$41,555	2.21	%(c)	2.31	%(c)	(1.77	)%(c)	47%
37.86	138,589	2.17		2.32		(1.70)		104
32.69 (e)	113,411	2.26	(d)	2.36	(d)	(1.05	)(d)(e)	128
(3.95)	112,423	2.41	(d)	2.41	(d)	(1.53	)(d)	171
9.51	130,395	2.36		2.36		(1.65)		165
34.08	127,243	2.34		2.34		(1.67)		152

(9.87)%	$116,508	1.21	%(c)	1.31	%(c)	(0.80	)%(c)	47%
39.24	100,560	1.17		1.32		(0.71)		104
34.03 (e)	59,369	1.26	(d)	1.35	(d)	(0.01	)(d)(e)	128
(2.99)	44,881	1.41	(d)	1.41	(d)	(0.50	)(d)	171
10.62	53,710	1.36		1.36		(0.66)		165
35.43	45,425	1.34		1.34		(0.67)		152

(9.81)%	$707,818	1.11	%(c)	1.21	%(c)	(0.69	)%(c)	47%
39.37	789,922	1.07		1.22		(0.59)		104
34.16 (e)	736,162	1.16	(d)	1.25	(d)	0.09	(d)(e)	128
(2.89)	518,761	1.31	(d)	1.31	(d)	(0.43	)(d)	171
10.71	617,315	1.26		1.26		(0.55)		165
35.56	544,216	1.24		1.24		(0.57)		152

(9.93)%	$15,736	1.36	%(c)	1.46	%(c)	(0.94	)%(c)	47%
39.02	23,535	1.32		1.47		(0.85)		104
33.83 (e)	15,062	1.44	(d)	1.52	(d)	(0.41	)(d)(e)	128
(3.15)	62,913	1.56	(d)	1.56	(d)	(0.68	)(d)	171
10.44	72,947	1.51		1.51		(0.80)		165
35.25	65,147	1.49		1.49		(0.82)		152

See accompanying Notes to Financial Statements	| December 31, 2018 |	Semiannual Report	137

Notes to Financial Statements

December 31, 2018 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies. As of December 31, 2018, the Trust consisted of fourteen separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative.

The following Fund sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the six months ended December 31, 2018:

AllianzGI Small Cap
Class	Date	Shares	Amount
R6	8/22/18	432	$10,000

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Adviser monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Adviser determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term investments having a maturity of 60 days or less will be valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in

138	December 31, 2018 |	Semiannual Report

currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, a Fund may in good faith determine its NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of

Semiannual Report	| December 31, 2018	139

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2018 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities–Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Brazil	$2,532,832	$2,363,810	—	$4,896,642
China	9,279,639	85,375,716	—	94,655,355
India	4,226,472	36,841,495	—	41,067,967
Mexico	4,511,970	—	—	4,511,970
Peru	12,146,629	—	—	12,146,629
Russian Federation	15,460,234	—	$2,673,064	18,133,298
Thailand	—	—	4,538,380	4,538,380
United States	3,353,360	—	—	3,353,360
All Other	—	106,545,211	—	106,545,211
Preferred Stock:
Brazil	—	14,044,037	—	14,044,037
Russian Federation	—	—	4,473,431	4,473,431
Repurchase Agreements	—	5,055,000	—	5,055,000
Totals	$51,511,136	$250,225,269	$11,684,875	$313,421,280

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock	$903,185,702	—	—	$903,185,702
Repurchase Agreements	—	$6,043,000	—	6,043,000
Totals	$903,185,702	$6,043,000	—	$909,228,702

140	December 31, 2018 |	Semiannual Report

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Australia	—	$789,004	—	$789,004
Denmark	—	110,217	—	110,217
France	—	822,831	—	822,831
Germany	—	137,000	—	137,000
Japan	—	107,566	—	107,566
United Kingdom	—	2,031,310	—	2,031,310
All Other	$8,770,305	—	—	8,770,305
Exchange-Traded Funds	223,132	—	—	223,132
Repurchase Agreements	—	110,000	—	110,000
Totals	$8,993,437	$4,107,928	—	$13,101,365

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Australia	—	$2,853,381	—	$2,853,381
Austria	—	2,895,248	—	2,895,248
China	—	516,212	—	516,212
Denmark	—	3,196,586	—	3,196,586
Finland	—	393,817	—	393,817
France	—	3,204,461	—	3,204,461
Germany	—	4,778,287	—	4,778,287
Hong Kong	—	916,591	—	916,591
Indonesia	—	355,810	—	355,810
Italy	—	1,552,046	—	1,552,046
Japan	—	17,322,556	—	17,322,556
Korea (Republic of)	—	347,143	—	347,143
Netherlands	—	852,236	—	852,236
Norway	—	1,456,253	—	1,456,253
Singapore	—	397,544	—	397,544
Spain	—	716,508	—	716,508
Sweden	—	932,599	—	932,599
Switzerland	—	3,089,776	—	3,089,776
Taiwan	—	382,932	—	382,932
United Kingdom	$853,110	5,564,535	—	6,417,645
All Other	77,391,845	—	—	77,391,845
Preferred Stock	—	633,153	—	633,153
Repurchase Agreements	—	1,674,000	—	1,674,000
Totals	$78,244,955	$54,031,674	—	$132,276,629

Semiannual Report	| December 31, 2018	141

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Pharmaceuticals	$52,464,634	$588,391	—	$53,053,025
All Other	87,387,740	—	—	87,387,740
Warrants	—	—	$120,926	120,926
Repurchase Agreements	—	885,000	—	885,000
Totals	$139,852,374	$1,473,391	$120,926	$141,446,691

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Advertising	—	—	$906,597	$906,597
Aerospace & Defense	$35,327,725	—	279,256	35,606,981
Apparel & Textiles	—	—	47,677	47,677
Banks	43,436,458	—	7	43,436,465
Commercial Services	—	—	576,798	576,798
Media	14,903,685	—	1,222,608	16,126,293
Oil, Gas & Consumable Fuels	34,807,484	—	47,425	34,854,909
Semiconductors	—	—	10,552	10,552
All Other	1,078,504,050	—	—	1,078,504,050
Corporate Bonds & Notes:
Commercial Services	—	$55,374,934	476,780	55,851,714
Diversified Financial Services	—	47,337,341	4,971,639	52,308,980
Media	—	94,899,753	153	94,899,906
Oil, Gas & Consumable Fuels	—	109,059,286	645,120	109,704,406
All Other	—	892,750,842	—	892,750,842
Convertible Bonds & Notes:
Banks	—	—	16,858,201	16,858,201
Energy-Alternate Sources	—	14,446,132	571,500	15,017,632
All Other	—	989,558,238	—	989,558,238
Convertible Preferred Stock:
Computers	—	9,081,022	—	9,081,022
Electronics	—	10,938,277	—	10,938,277
Equity Real Estate Investment Trusts (REITs)	5,055,473	11,813,764	—	16,869,237
Hand/Machine Tools	—	8,777,311	—	8,777,311
Healthcare-Products	—	17,955,243	—	17,955,243
All Other	93,533,746	—	—	93,533,746
Preferred Stock	—	—	16,591,384	16,591,384
Equity-Linked Security	148,074	—	—	148,074
Warrants	—	—	4	4
Repurchase Agreements	—	101,362,000	—	101,362,000
	1,305,716,695	2,363,354,143	43,205,701	3,712,276,539
Investments in Securities – Liabilities
Options Written:
Market Price	(1,145,770)	—	—	(1,145,770)
Totals	$1,304,570,925	$2,363,354,143	$43,205,701	$3,711,130,769

142	December 31, 2018 |	Semiannual Report

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock	$248,789,601	—	—	$248,789,601
Repurchase Agreements	—	$1,109,000	—	1,109,000
Totals	$248,789,601	$1,109,000	—	$249,898,601

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock	$1,452,808,255	—	—	$1,452,808,255
Repurchase Agreements	—	$15,262,000	—	15,262,000
Totals	$1,452,808,255	$15,262,000	—	$1,468,070,255

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Canada	$20,057,485	—	—	$20,057,485
India	1,113,126	—	—	1,113,126
Korea (Republic of)	1,832,798	$5,085,195	—	6,917,993
Mexico	1,711,267	—	—	1,711,267
Netherlands	3,726,780	1,836,677	—	5,563,457
Russian Federation	1,817,030	—	—	1,817,030
Taiwan	3,669,961	—	—	3,669,961
United Kingdom	10,980,279	19,982,025	—	30,962,304
United States	5,445,111	—	—	5,445,111
All Other	—	106,681,548	—	106,681,548
Repurchase Agreements	—	1,668,000	—	1,668,000
Totals	$50,353,837	$135,253,445	—	$185,607,282

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock	$308,531,682	—	—	$308,531,682
Repurchase Agreements	—	$7,978,000	—	7,978,000
Totals	$308,531,682	$7,978,000	—	$316,509,682

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock	$1,096,283,206	—	—	$1,096,283,206
Repurchase Agreements	—	$15,213,000	—	15,213,000
Totals	$1,096,283,206	$15,213,000	—	$1,111,496,206

Semiannual Report	| December 31, 2018	143

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Chemicals	$59,379,184	—	$56	$59,379,240
All Other	1,153,019,363	—	—	1,153,019,363
Repurchase Agreements	—	$2,055,000	—	2,055,000
Totals	$1,212,398,547	$2,055,000	$56	$1,214,453,603

AllianzGI Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$983,481	—	$1,944	$985,425
All Other	77,433,784	—	—	77,433,784
Repurchase Agreements	—	$1,280,000	—	1,280,000
Totals	$78,417,265	$1,280,000	$1,944	$79,699,209

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/18
Common Stock:
Electrical Equipment	$2,073,844	$11,315	—	$2,085,159
Electronic Equipment, Instruments & Components	23,301	2,759,512	—	2,782,813
Entertainment	30,277,355	26,554	—	30,303,909
Interactive Media & Services	123,753,792	58,806	—	123,812,598
IT Services	261,070,821	115,260	—	261,186,081
Semiconductors & Semiconductor Equipment	98,365,766	107,364	—	98,473,130
Software	489,978,812	12,390,858	—	502,369,670
Technology Hardware, Storage & Peripherals	94,410,349	181,380	—	94,591,729
All Other	131,459,452	—	—	131,459,452
Exchange-Traded Funds:
Exchange-Traded Funds	3,906	1,454	—	5,360
Repurchase Agreements	—	138,160,000	—	138,160,000
Options Purchased:
Market Price	4,211,500	—	—	4,211,500
	1,235,628,898	153,812,503	—	1,389,441,401
Investments in Securities – Liabilities
Securities Sold Short, at value	(1,044,028)	—	—	(1,044,028)
Options Written:
Market Price	(1,121,800)	—	—	(1,121,800)
	(2,165,828)	—	—	(2,165,828)
Totals	$1,233,463,070	$153,812,503	—	$1,387,275,573

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2018, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/18
Common Stock:
Russian Federation	$1,733,513	$3,082,407	$(1,407,327)	—	$(247,646)	$(487,883)	—	—	$2,673,064
Thailand	13,378,021	1,740,852	(9,937,696)	—	207,560	(850,357)	—	—	4,538,380
Preferred Stock	2,322,012	1,743,261	—	—	—	408,158	—	—	4,473,431
Totals	$17,433,546	$6,566,520	$(11,345,023)	—	$(40,086)	$(930,082)	—	—	$11,684,875

144	December 31, 2018 |	Semiannual Report

AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3		Ending Balance 12/31/18
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$75,826	—		—		—	—	$45,100	—	—		$120,926

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3		Ending Balance 12/31/18
Common Stock:
Advertising	$1,385,428	—		—		—	—	$(478,831)	—	—		$906,597
Aerospace & Defense	354,775	—		—		—	—	(75,519)	—	—		279,256
Apparel & Textiles	60,947	—		—		—	—	(13,270)	—	—		47,677
Banks	—	—		—		—	—	—	$7	—		7
Commercial Services	—	$1,960,164	††	—		—	—	(1,383,366)	—	—		576,798
Media	1,442,959	—		—		—	—	(220,351)	—	—		1,222,608
Oil, Gas & Consumable Fuels	322,716	—		$(218,790	)†	—	—	(56,501)	—	—		47,425
Semiconductors	10,552	—		—		—	—	—	—	—		10,552
Corporate Bonds & Notes:
Advertising	993,836	39,753		—		—	—	(10,336)	—	$(1,023,253	)**	—
Commercial Services	—	—		—		—	—	—	476,780	—		476,780
Diversified Financial Services	—	—		—		—	—	—	4,971,639	—		4,971,639
Media	153	—		—		—	—	—	—	—		153
Oil, Gas & Consumable Fuels	—	5,748,245	††	—		—	—	(5,103,125)	—	—		645,120
Convertible Bonds & Notes:
Banks	17,540,357	—		—		—	—	(682,156)	—	—		16,858,201
Energy-Alternate Sources	571,500	—		—		—	—	—	—	—		571,500
Preferred Stock	18,217,438	—		—		—	—	(1,626,054)	—	—		16,591,384
Equity-Linked Securities:
Coal	117,974	—		—		—	—	30,100	—	(148,074	)***	—
Oil, Gas & Consumable Fuels	141	—		—		—	—	(141)	—	—		—
Warrants:
Commercial Services	76	—		—	@	—	$(237,932)	237,856	—	—		—
Media	4	—		—		—	—	—	—	—		4
Totals	$41,018,856	$7,748,162		$(218,790)		—	$(237,932)	$(9,381,694)	$5,448,426	$(1,171,327)		$43,205,701

The table for AllianzGI Income & Growth includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/18
Common Stock:
Chemicals	$56	—	—	—	—	—	—	—	$56

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Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

AllianzGI Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/18
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$7,258	—	$(5,184	)†††	—	—	$(130)	—	—	$1,944

The tables above may include Level 3 investments that are valued by brokers or independent pricing services.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2018:

AllianzGI Health Sciences:
Investments in Securities – Assets	Ending Balance at 12/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$120,926	Black Scholes Model	Volatility	44.19%

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 12/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:
	$634,422	Market and Company Comparables	EV Multiples	4.96x (2.06x-9.36x)
			Illiquidity Discount	20%
	$272,175	Market and Company Comparables	EV Multiples	1.97x (1.08x-3.72x)
			Illiquidity Discount	20%
	$279,256	Market and Company Comparables	EV Multiples	0.60x (0.40x-0.76x)
			M&A Transaction Multiples	0.87x (0.32x-2.12x)
			Illiquidity Discount	40%
	$47,677	Market and Company Comparables	EV Multiples	0.65x (0.19x-1.11x)
			Illiquidity Discount	20%
	$1,222,588	Market and Company Comparables	EV Multiples	1.01x (0.00x-1.95x)
			Illiquidity Discount	10%
	$47,407	Market and Company Comparables	EV Multiples	2.32x (1.54x-2.86x)
			Illiquidity Discount	40%
Preferred Stock:	$1,082,958	Market and Company Comparables	EV Multiples	0.62x (0.17x-1.13x)
			Applicable Liquidity Multiple	1.60
			Illiquidity Discount	25%
	$15,508,346	Market and Company Comparables	EV Multiples	0.62x (0.17x-1.13x)
			Illiquidity Discount	25%

AllianzGI Small-Cap:
Investments in Securities – Assets	Ending Balance at 12/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,944	Net Assets Approach	Estimated Movement of Proceeds	7.18%

The tables above does not include Level 3 investments that are valued by brokers or independent pricing services.

*	Transferred out of Level 2 and into Level 3 because current evaluated mean price was not available at December 31, 2018.
**	Transferred out of Level 3 into Level 2 because an evaluated mean price was used at December 31, 2018, which was not available on June 30, 2018.
***	Transferred out of Level 3 and into Level 1 because the last traded price was used at December 31, 2018, which was not available on June 30, 2018.
†	Reduction due to cash distribution from corporate action.
††	Issued or removed via corporate action.
†††	Reduced due to Return of Capital Payments.
@	Removed from accounting records as worthless.

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The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at December 31, 2018 was:

AllianzGI Emerging Markets Opportunities	$(447,350)
AllianzGI Health Sciences	45,100
AllianzGI Income & Growth	(8,957,017)
AllianzGI Small-Cap	(130)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

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Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of December 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as miscellaneous income or miscellaneous expense on the Statement of Operations. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the

148	December 31, 2018 |	Semiannual Report

value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(m) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(n) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(o) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 11). Loan interest expense is recorded as it is incurred.

(p) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(q) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(r) New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 changed the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The ASU 2017-08 amendments are reflected in the Funds’ financial statements for the period ended December 31, 2018.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements for investment companies. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has reviewed ASU 2018-13 and resolved to adopt immediately certain aspects of the ASU related to the removal and modification of certain fair measurement disclosures.

On October 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the period ended December 31, 2018. The distributions to shareholders in the June 30, 2018 Statements of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

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Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to an increase in interest rates or an issuer’s deterioration and/or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or

150	December 31, 2018 |	Semiannual Report

purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Short sales may be used by certain of the Funds. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.   The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and

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Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2018:

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(1,145,770)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$4,211,500
Liability derivatives:
Options written, at value	$(1,121,800)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2018:

AllianzGI Global Natural Resources:
Location	Market Price
Net realized gain on:
Options written	$1,475

AllianzGI Income & Growth:
Location	Market Price
Net realized gain on:
Options written	$3,369,386
Net change in unrealized appreciation/depreciation of:
Options written	$(824,172)

AllianzGI Technology:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(4,526,862)
Options written	(2,835,747)
Total net realized loss	$(7,362,609)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(16,005,580)
Options written	(7,317,062)
Total net change in unrealized appreciation/depreciation	$(23,322,642)

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended December 31, 2018:

	Options Purchased Contracts(1)	Options Written Contracts(1)
AllianzGI Global Natural Resources	—	58
AllianzGI Income & Growth	—	20,131
AllianzGI Technology	13,421	21,113

(1)	Number of contracts

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/ EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AllianzGI U.S. serves as investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

Administration Fee.  AllianzGI U.S. provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, and R			Class P			Institutional Class			Class R6			Administrative Class

	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee
AllianzGI Emerging Markets(1) Opportunities	0.85%	0.65	%(4)	0.50%	0.34	%(5)	0.50%	0.34	%(5)	0.40%	0.24	%(5)	0.35%	0.19	%(5)	N/A	N/A

152	December 31, 2018 |	Semiannual Report

	All Classes			Class A, C, and R			Class P			Institutional Class			Class R6			Administrative Class

	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee
AllianzGI Focused Growth(3)	0.45%	0.35	%(6)	0.40%	†	(7)	0.40%	0.40%		0.30%	0.30%		0.25%	0.25%		0.30%	0.30%
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45%		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.64	(9)	0.40	0.37		0.40	0.37		0.30	0.27		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Dividend Value(3)	0.45	0.32	(10)	0.40	0.39		0.40	0.39		0.30	0.29		0.25	0.24		0.30	0.29
AllianzGI NFJ International Value(1)	0.60	0.55	(11)	0.50	0.47	(12)	0.50	0.47	(12)	0.40	0.37	(12)	0.35	0.32	(12)	0.40	0.37	(12)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Mid-Cap Value(3)	0.55	0.55		0.40	0.17	(13)	0.40	0.17	(13)	0.30	0.07	(13)	0.25	0.03	(13)	0.30	0.07	(13)
AllianzGI NFJ Small-Cap Value(3)	0.60	0.57	(14)	0.40	0.35	(15)	0.40	0.35	(15)	0.30	0.25	(15)	0.25	0.20	(15)	0.30	0.25	(15)
AllianzGI Small-Cap(3)	0.60	0.61	(16)	0.40	0.31	(16)	0.40	0.32	(16)	0.30	0.22	(16)	0.25	0.15	(16)	N/A	N/A
AllianzGI Technology(3)	0.90	0.80	(8)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		0.30	0.29

(1)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(3)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(4)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.85% contractual fee rate by 0.20% to 0.65%. This waiver arrangement has been in effect since April 1, 2017.

(5)

The Administrator has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(6)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%.

(7)

The Administrator has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Administration Fees for Class A shares currently in place, which reduces the contractual fee rate by 0.02%.

(8)

The Adviser had contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.15% to 0.75%, and then an additional 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. This waiver arrangement had been in effect since November 1, 2016.

(9)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(10)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.15% to 0.30%. Effective November 1, 2018 through October 31, 2019, the Adviser has contractually agreed to observe an irrevocable waiver of a portion of it’s Investment Advisory fee, which reduces the 0.45% contractual fee rate by 0.075% to 0.375%, and by an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets.

Semiannual Report	| December 31, 2018	153

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

(11)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(12)

The Administrator has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(13)

The Administrator has contractually agreed to observe, through September 30, 2019, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.22%. This waiver has been in effect since September 22, 2017.

(14)

Effective November 1, 2018, the Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.10% to 0.50%, and then by an additional 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. From November 1, 2017 through October 31, 2018, the previously mentioned breakpoint was in place without the 0.10% irrevocable waiver of a portion of the Investment Advisory Fee.

(15)

The Administrator had contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual fee rate by 0.05%. An identical fee waiver had been in effect since November 1, 2016.

(16)

Effective August 1, 2018, the Investment Advisory Fee was reduced by 0.05% from 0.65% to 0.60%. The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.10%. This waiver has been in effect since August 1, 2018.

†	The effective Administration Fee rate for Class A is 0.38%; for Class C and Class R is 0.40%, respectively.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the six months ended December 31, 2018, the Distributor received $650,447, representing commissions (sales charges) and CDSC from the Funds.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Trustee who is not interested person of the Trust (“Independent Trustee”) had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such

154	December 31, 2018 |	Semiannual Report

compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board reopens the program to new deferrals. The Trust still has obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2018, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$153,492,794	$152,788,409
AllianzGI Focused Growth	263,181,017	308,750,427
AllianzGI Global Natural Resources	6,843,989	10,384,432
AllianzGI Global Small-Cap	65,013,087	85,885,604
AllianzGI Health Sciences	86,440,160	96,144,804
AllianzGI Income & Growth	1,264,601,079	949,422,865

	Purchases	Sales
AllianzGI Mid-Cap	$103,866,504	$121,283,117
AllianzGI NFJ Dividend Value	499,607,071	864,126,896
AllianzGI NFJ International Value	60,762,030	131,613,863
AllianzGI NFJ Large-Cap Value	118,330,954	133,574,384
AllianzGI NFJ Mid-Cap Value	366,976,360	344,442,733
AllianzGI NFJ Small-Cap Value	320,837,856	998,920,260
AllianzGI Small-Cap	35,643,676	35,623,994
AllianzGI Technology*	678,835,110	676,584,604

*	Securities sold short of $1,237,366; covers on securities sold short of $49,423.

6.	INCOME TAX INFORMATION

At December 31, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for U.S. federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$322,686,693	$15,462,220	$24,727,633	$(9,265,413)
AllianzGI Focused Growth	655,921,338	313,123,183	59,815,819	253,307,364
AllianzGI Global Natural Resources	14,381,214	494,409	1,774,258	(1,279,849)
AllianzGI Global Small-Cap	130,037,240	14,975,814	12,736,425	2,239,389
AllianzGI Health Sciences	134,171,574	16,113,713	8,838,596	7,275,117
AllianzGI Income & Growth	4,494,841,768	18,594,755	802,305,754	(783,710,999)
AllianzGI Mid-Cap	251,086,510	25,806,633	26,994,542	(1,187,909)
AllianzGI NFJ Dividend Value	1,449,176,238	144,511,792	125,617,775	18,894,017
AllianzGI NFJ International Value	197,473,730	7,008,837	18,875,285	(11,866,448)
AllianzGI NFJ Large-Cap Value	344,522,434	10,010,086	38,022,838	(28,012,752)
AllianzGI NFJ Mid-Cap Value	1,128,572,623	88,026,156	105,102,573	(17,076,417)
AllianzGI NFJ Small-Cap Value	1,279,504,369	132,881,193	197,931,959	(65,050,766)
AllianzGI Small-Cap	79,469,752	8,573,877	8,344,420	229,457
AllianzGI Technology	1,057,087,160	343,123,513	12,935,100	330,188,413

(1)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

Semiannual Report	| December 31, 2018	155

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth

	Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	191,878	$5,168,439	697,928	$20,810,440	3,610,899	$213,348,617	845,049	$45,026,886
Class C	13,144	331,106	33,859	1,000,458	161,771	5,363,021	199,107	7,318,588
Class R	—	—	—	—	78,715	3,278,090	133,299	5,479,120
Class P	149,097	3,891,092	563,064	16,657,768	453,008	19,298,429	839,524	34,751,624
Institutional Class	2,919,472	80,797,138	5,829,537	183,882,754	308,931	15,610,124	897,756	43,898,753
Class R6	108,670	2,931,032	920,330	29,036,041	424,373	20,087,480	1,562,011	79,373,546
Administrative Class	—	—	—	—	31,923	1,685,329	17,863	852,078

Issued in reinvestment of dividends and distributions:
Class A	37,330	916,062	41,566	1,241,997	1,264,995	54,065,891	86,993	4,626,289
Class C	592	14,456	786	23,182	266,353	7,377,992	116,094	4,297,789
Class R	—	—	—	—	83,352	2,609,751	8,375	341,603
Class P	20,942	501,782	13,849	405,788	354,870	11,338,112	32,582	1,344,967
Institutional Class	232,119	5,693,881	60,550	1,817,696	416,583	16,292,546	63,927	3,135,604
Class R6	24,240	591,467	498	14,883	338,307	13,248,091	12,985	637,345
Administrative Class	—	—	—	—	15,646	568,421	1,540	71,074

Cost of shares redeemed:
Class A	(1,993,944)	(55,663,483)	(2,748,849)	(80,949,799)	(952,152)	(50,912,234)	(1,530,183)	(81,276,063)
Class C	(138,833)	(3,676,170)	(89,122)	(2,659,097)	(4,685,990)	(193,973,010)	(1,026,181)	(38,161,076)
Class R	—	—	—	—	(95,256)	(4,189,552)	(169,477)	(6,978,684)
Class P	(462,789)	(12,144,160)	(335,061)	(10,020,087)	(712,466)	(27,866,561)	(614,723)	(25,121,226)
Institutional Class	(1,066,611)	(27,995,406)	(1,722,594)	(53,937,449)	(509,308)	(26,265,279)	(2,122,703)	(105,917,209)
Class R6	(113,956)	(3,041,671)	(97,151)	(3,006,277)	(176,614)	(9,099,771)	(250,018)	(12,412,457)
Administrative Class	—	—	—	—	(16,949)	(862,028)	(43,814)	(2,068,060)
Net increase (decrease) resulting from Fund share transactions	(78,649)	$(1,684,435)	3,169,190	$104,318,298	660,991	$71,003,459	(939,994)	$(40,779,509)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

156	December 31, 2018 |	Semiannual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences

Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

50,640	$770,875	105,939	$1,575,623	148,016	$7,201,589	83,184	$4,244,889	197,472	$6,898,262	86,357	$2,801,477
24,908	375,251	9,008	125,928	9,700	374,283	33,805	1,531,603	19,126	486,686	10,459	271,090
—	—	—	—	—	—	—	—	—	—	—	—
21,561	308,952	110,809	1,737,713	24,239	1,121,312	72,253	3,943,050	—	—	—	—
46,131	709,895	226,220	3,493,152	118,867	6,239,537	162,556	8,908,540	10,198	355,494	34,004	1,128,578
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

6,938	85,340	1,014	15,872	254,078	8,310,892	90,251	4,491,798	674,933	18,634,889	—	—
1,122	12,975	—	2	69,797	1,927,792	40,033	1,756,267	29,367	623,175	—	—
—	—	—	—	—	—	—	—	—	—	—	—
3,357	41,893	—	—	41,648	1,469,340	17,947	947,048	—	—	—	—
9,214	116,191	2,086	33,503	369,475	13,171,798	145,643	7,743,818	11,595	324,420	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(112,807)	(1,615,853)	(425,769)	(6,543,832)	(177,314)	(7,459,976)	(252,928)	(12,931,724)	(313,832)	(10,271,837)	(614,264)	(19,853,094)
(57,848)	(811,316)	(91,805)	(1,284,764)	(199,834)	(8,644,993)	(101,780)	(4,592,282)	(177,794)	(5,016,362)	(108,952)	(2,809,024)
—	—	—	—	—	—	—	—	—	—	—	—
(79,356)	(1,075,188)	(101,951)	(1,533,966)	(133,465)	(5,593,675)	(216,159)	(11,519,088)	—	—	—	—
(170,980)	(2,597,722)	(434,005)	(6,699,510)	(385,590)	(17,636,759)	(779,135)	(41,888,099)	(25,986)	(914,026)	(65,031)	(2,129,884)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(257,120)	$(3,678,707)	(598,454)	$(9,080,279)	139,617	$481,140	(704,330)	$(37,364,180)	425,079	$11,120,701	(657,427)	$(20,590,857)

Semiannual Report	| December 31, 2018	157

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

	AllianzGI Income & Growth				AllianzGI Mid-Cap

	Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,611,774	$229,566,540	33,772,645	$386,348,881	33,227,716	$130,234,558	2,593,888	$10,045,894
Class C	17,742,103	182,910,381	20,620,016	218,600,150	291,072	801,985	424,664	1,380,308
Class R	104,005	1,165,142	171,240	1,953,034	52,119	195,853	297,665	1,127,022
Class P	23,902,127	272,234,845	32,638,485	382,338,888	514,119	2,082,916	1,473,845	6,481,066
Institutional Class	17,187,848	198,853,867	17,530,636	207,098,156	796,496	3,400,862	1,646,838	7,270,598
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	11,758	47,962	212,388	915,290

Issued in reinvestment of dividends and distributions:
Class A	4,640,715	51,060,503	7,604,961	86,778,417	8,659,587	23,813,865	2,104,396	7,912,529
Class C	4,270,437	43,286,615	7,548,126	79,690,897	1,428,502	3,128,419	5,010,740	15,733,723
Class R	13,879	152,385	19,912	227,297	62,568	168,308	62,655	232,450
Class P	2,695,815	30,378,307	4,117,228	48,042,746	332,466	1,060,568	135,406	576,829
Institutional Class	1,973,435	22,414,943	2,734,032	32,176,468	1,058,509	3,397,813	541,021	2,320,981
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	55,173	161,658	30,491	121,353

Cost of shares redeemed:
Class A	(14,369,654)	(157,431,229)	(28,283,166)	(323,787,507)	(5,013,291)	(16,881,907)	(4,835,052)	(18,793,034)
Class C	(15,491,079)	(156,300,305)	(25,916,477)	(274,222,576)	(37,960,546)	(126,615,551)	(5,840,802)	(19,118,611)
Class R	(18,915)	(201,365)	(71,876)	(823,566)	(81,672)	(281,295)	(612,039)	(2,324,109)
Class P	(15,343,509)	(169,815,929)	(19,558,217)	(228,922,268)	(800,661)	(3,222,338)	(1,123,777)	(4,948,975)
Institutional Class	(8,140,701)	(90,320,636)	(10,605,368)	(124,696,671)	(867,546)	(3,641,714)	(1,361,639)	(5,972,622)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(25,639)	(95,610)	(38,280)	(155,304)
Net increase (decrease) resulting from Fund share transactions	39,778,280	$457,954,064	42,322,177	$490,802,346	1,740,730	$17,756,352	722,408	$2,805,388

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

158	December 31, 2018 |	Semiannual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value

Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

9,218,820	$136,301,636	2,887,835	$46,170,379	860,097	$15,610,964	672,137	$13,052,413	1,896,490	$52,588,398	268,456	$7,057,856
545,552	6,602,295	577,836	9,243,294	21,502	362,491	75,609	1,451,967	51,765	1,319,206	48,157	1,289,667
295,967	3,962,122	448,571	7,236,995	41,878	750,583	97,061	1,891,755	9,457	257,472	35,122	928,774
3,453,864	42,909,494	6,160,359	98,362,137	137,069	2,442,839	1,287,288	24,898,377	66,369	1,761,686	261,209	6,970,343
1,987,029	29,111,741	4,691,958	77,966,645	154,778	2,778,480	595,344	11,716,809	227,862	6,064,993	798,491	20,880,744
344,321	5,083,255	1,166,043	19,609,108	7,431	131,085	120,088	2,389,745	—	—	—	—
170,902	2,588,517	1,182,779	20,386,645	14,102	252,491	41,662	816,977	2,780	74,694	8,554	225,849

8,216,372	87,143,973	7,104,995	108,288,914	25,143	420,418	86,907	1,641,914	45,932	1,146,819	82,594	2,130,259
1,511,384	16,362,029	3,417,871	52,594,833	2,330	37,137	23,940	442,642	3,365	91,420	20,592	531,053
1,387,338	14,725,016	1,557,309	23,651,696	1,965	32,672	6,959	131,632	786	20,717	3,227	83,705
6,201,541	66,557,680	6,885,804	105,788,156	16,695	287,828	84,932	1,613,308	6,134	157,076	11,565	301,863
5,580,866	59,778,581	7,232,947	111,189,140	19,614	334,229	64,628	1,230,045	46,658	1,178,376	89,013	2,293,260
1,392,781	14,859,788	1,335,037	20,468,353	791	13,457	2,394	45,698	—	—	—	—
1,161,611	12,656,073	1,499,167	23,408,044	1,456	24,475	5,021	95,035	372	9,517	872	22,813

(6,580,558)	(87,880,210)	(12,322,123)	(203,194,915)	(1,376,492)	(23,899,313)	(3,025,449)	(58,604,394)	(537,538)	(14,318,958)	(1,016,387)	(26,608,387)
(9,217,598)	(141,048,126)	(4,259,604)	(70,024,894)	(1,032,319)	(18,416,801)	(1,166,265)	(22,270,887)	(1,861,690)	(52,488,795)	(569,979)	(15,070,758)
(1,072,807)	(16,065,134)	(3,201,945)	(53,568,123)	(143,137)	(2,608,868)	(231,634)	(4,471,696)	(128,010)	(3,574,102)	(126,484)	(3,452,445)
(11,156,061)	(145,815,705)	(12,968,268)	(210,551,432)	(2,186,318)	(38,215,478)	(4,712,928)	(92,817,017)	(123,055)	(3,355,710)	(246,102)	(6,540,742)
(8,821,222)	(125,503,744)	(24,742,226)	(425,352,619)	(677,875)	(12,327,361)	(1,732,226)	(34,002,855)	(248,111)	(6,593,352)	(705,510)	(18,159,402)
(817,006)	(12,268,577)	(2,296,447)	(39,348,087)	(8,908)	(156,850)	(1,588,350)	(30,157,473)	—	—	—	—
(1,773,948)	(24,376,369)	(16,944,762)	(314,378,786)	(173,720)	(2,945,711)	(59,964)	(1,172,975)	(7,812)	(217,282)	(11,127)	(307,226)

2,029,148	$(54,315,665)	(30,586,864)	$(592,054,517)	(4,293,918)	$(75,091,233)	(9,352,846)	$(182,078,980)	(548,246)	$(15,877,825)	(1,047,737)	$(27,422,774)

Semiannual Report	| December 31, 2018	159

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value

	Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,770,910	$177,811,835	5,474,465	$173,724,735	5,628,898	$109,949,170	8,002,039	$170,545,062
Class C	438,704	10,664,576	1,212,825	31,570,305	69,842	892,216	153,952	3,165,825
Class R	241,518	6,132,096	514,498	14,005,436	109,573	2,225,039	185,326	4,554,851
Class P	1,856,114	44,837,112	7,595,411	195,683,218	401,555	8,084,078	959,748	24,310,328
Institutional Class	3,872,538	122,268,046	10,697,534	358,873,216	2,036,291	42,472,726	4,334,370	110,523,206
Class R6	371,078	11,662,985	72,675 #	2,393,103 #	2,002,774	41,070,431	5,901,430	150,915,358
Administrative Class	345,597	10,906,611	503,048	16,428,121	401,141	7,556,308	1,142,638	26,108,406

Issued in reinvestment of dividends and distributions:
Class A	220,468	5,643,972	1,354,254	42,523,329	9,034,371	112,929,635	4,827,870	105,247,566
Class C	135	2,864	681,614	17,599,274	258,108	2,893,396	1,101,049	21,415,391
Class R	8,358	183,296	30,983	835,615	445,976	6,092,035	306,683	7,121,185
Class P	115,235	2,378,449	416,454	10,577,921	584,374	8,432,510	348,613	8,453,860
Institutional Class	157,191	4,300,740	348,217	11,672,240	6,135,775	89,336,886	6,448,975	157,290,488
Class R6	5,893	161,057	581 #	19,437 #	2,768,426	40,059,127	2,686,009	65,270,025
Administrative Class	9,871	260,490	29,432	952,725	2,756,274	34,315,616	2,273,516	49,403,503

Cost of shares redeemed:
Class A	(2,766,661)	(80,703,034)	(4,891,003)	(152,623,468)	(12,193,461)	(237,391,738)	(12,111,632)	(280,714,536)
Class C	(5,817,637)	(147,376,538)	(937,401)	(24,452,518)	(4,757,374)	(89,980,716)	(1,865,524)	(38,724,388)
Class R	(113,711)	(2,926,169)	(142,851)	(3,871,309)	(417,331)	(9,358,426)	(880,383)	(21,666,359)
Class P	(2,580,980)	(61,191,928)	(1,800,360)	(46,108,843)	(998,476)	(19,786,923)	(1,324,234)	(33,475,597)
Institutional Class	(2,439,676)	(77,712,161)	(2,311,349)	(77,076,555)	(14,620,734)	(323,379,871)	(24,043,187)	(617,520,460)
Class R6	(22,032)	(681,898)	(5,809)#	(187,935)#	(6,522,073)	(150,032,424)	(11,619,999)	(290,169,735)
Administrative Class	(127,930)	(3,900,631)	(79,644)	(2,578,415)	(3,110,550)	(61,301,396)	(8,895,129)	(205,325,747)
Net increase (decrease) resulting from Fund share transactions	(455,017)	$22,721,770	18,763,574	$569,959,632	(9,986,621)	$(384,922,321)	(22,067,870)	$(583,271,768)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
#	For the period December 18, 2017 (commencement of share class) through June 30, 2018. “Shares sold” includes shares sold to AFI.
##	For the period August 22, 2018 (commencement of share class) through December 31, 2018. “Shares sold” includes shares sold to AFI.

160	December 31, 2018 |	Semiannual Report

AllianzGI Small-Cap				AllianzGI Technology

Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018		Six Months ended December 31, 2018 (unaudited)		Year ended June 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,521,650	$32,817,829	273,818	$5,934,103	1,980,759	$144,720,535	1,478,124	$101,162,454
71,773	1,361,326	78,065	1,577,299	158,129	8,345,036	193,418	10,375,838
—	—	—	—	—	—	—	—
154,681	3,366,578	207,122	4,396,841	740,862	57,758,099	515,793	39,908,557
121,927	2,632,286	251,379	5,346,531	1,603,254	126,788,231	3,418,373	262,754,728
432 ##	10,000 ##	—	—	—	—	—	—
—	—	—	—	38,751	2,997,820	79,796	5,835,992

294,762	4,795,779	222,628	4,506,000	1,934,895	96,280,395	1,130,136	70,158,803
44,410	693,689	217,696	4,282,069	300,556	10,621,661	474,556	22,849,887
—	—	—	—	—	—	—	—
38,255	629,303	19,088	389,394	332,385	18,733,242	128,482	8,794,567
32,459	538,178	25,372	520,890	2,155,428	124,109,570	1,604,511	111,641,922
42 ##	703 ##	—	—	—	—	—	—
—	—	—	—	56,513	3,019,512	39,515	2,594,161

(356,060)	(7,358,180)	(346,997)	(7,387,795)	(1,480,795)	(100,326,620)	(2,636,487)	(181,082,964)
(1,305,146)	(27,345,118)	(253,016)	(5,202,287)	(1,820,698)	(104,203,742)	(457,029)	(24,550,804)
—	—	—	—	—	—	—	—
(68,865)	(1,428,006)	(76,666)	(1,643,999)	(336,076)	(24,305,872)	(271,258)	(20,102,726)
(165,143)	(3,557,077)	(54,207)	(1,140,319)	(1,635,023)	(124,992,452)	(6,195,191)	(450,675,239)
— ##	— ##	—	—	—	—	—	—
—	—	—	—	(119,640)	(8,925,827)	(44,893)	(3,224,000)

385,177	$7,157,290	564,282	$11,578,727	3,909,300	$230,619,588	(542,154)	$(43,558,824)

Semiannual Report	| December 31, 2018	161

Notes to Financial Statements (cont’d)

December 31, 2018 (unaudited)

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At December 31, 2018, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities	3	73%
AllianzGI Focused Growth	6	52%
AllianzGI Global Natural Resources	5	58%
AllianzGI Global Small-Cap	5	67%
AllianzGI Health Sciences	3	57%
AllianzGI Income & Growth	9	79%
AllianzGI Mid-Cap	7	56%
AllianzGI NFJ Dividend Value	8	43%
AllianzGI NFJ International Value	6	56%
AllianzGI NFJ Large-Cap Value	9	60%
AllianzGI NFJ Mid-Cap Value	7	53%
AllianzGI NFJ Small-Cap Value	5	54%
AllianzGI Small-Cap	6	55%
AllianzGI Technology	3	38%

9.	FUND EVENTS

(a) New Share Class

Effective August 22, 2018, AllianzGI Small-Cap began offering Class R6 shares.

(b) Class Conversion.

As of September 30, 2018 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date automatically converted to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the ten-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase.

Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the ten-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. The Board’s approval of the conversion feature in the Trust’s Twelfth Amended and Restated Multi-Class Plan is subject to the limitation that if, after the Class C Conversion Date, the Class A shareholders of a Fund approve any material increase in expenses allocated to that class (including 12b-1 Fees) without the approval of the then-existing Class C shareholders, Class C shares will cease automatically converting into Class A shares.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholder’s holding periods. In particular, the Trust understands that group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

10.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2018, AllianzGI U.S. reimbursed AllianzGI Global Small-Cap $78,097 for realized losses resulting from a trading error.

There were no payments from affiliates for the six months ended December 31, 2018.

162	December 31, 2018 |	Semiannual Report

11.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers must also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 25, 2018 with an expiration date of October 24, 2019 (the “Amendment”). The Amendment changed a 0.25% usage fee on undrawn amounts, which had previously applied, to an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

	Average Amount Borrowed During the Period	Average Interest Rate	Number of Days Outstanding During the Period	Outstanding Borrowings at December 31, 2018
AllianzGI NFJ Dividend Value	$35,833,333	3.76%	12	$23,100,000
AllianzGI NFJ International Value	3,810,000	3.77%	6	3,350,000
AllianzGI NFJ Small-Cap Value	19,216,667	3.75%	12	3,750,000

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Adviser (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes. During the six months ended December 31, 2018, the Funds did not participate as a borrower or lender in the Interfund Program.

12.	RELATED PARTY TRANSACTIONS

The Investment Adviser is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended December 31, 2018, the Funds did not engage in any purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

13.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 17, 2019, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable January 17, 2019 to shareholders of record on January 16, 2019 as follows:

Share Class	Dividend Rate	Short-term Capital Gains
Class A	$0.01778	$0.05972
Class C	0.01198	0.05972
Class R	0.01535	0.05972
Class P	0.01998	0.05972
Institutional Class	0.02086	0.05972

On February 21, 2019, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distribution to shareholders, payable February 21, 2019 to shareholders of record on February 20, 2019 as follows:

Share Class	Dividend Rate	Short-term Capital Gains
Class A	$0.01678	$0.06072
Class C	0.01150	0.06072
Class R	0.01497	0.06072
Class P	0.01879	0.06072
Institutional Class	0.01960	0.06072

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| December 31, 2018	163

Unaudited

Changes to the Board of Trustees

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Funds.

Effective January 1, 2019, Sarah E. Cogan became a Trustee of the Funds.

164	December 31, 2018 |	Semiannual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

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Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

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Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

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Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins: Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors U.S. LLC (the “Investment Adviser”).

The Independent Trustees met in executive session on October 3, 2018 to consider whether to approve the continuation of the Agreement for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, held a conference call on September 20, 2018 and met in-person October 3, 2018 (the “contract review meetings”) with independent counsel to discuss the materials provided by the Investment Adviser in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on October 3, 2018, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period commencing January 1, 2019 with respect to AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global-Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI Small-Cap Fund, AllianzGI Technology Fund (each, a “Fund,” and together, the “AllianzGI Funds”); and, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund (each, also a “Fund,” together, the “NFJ Funds,” and with the AllianzGI Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

In connection with their deliberations regarding the approval of the Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Adviser under the Agreement.

In connection with their contract review meetings, the Independent Trustees received and relied upon materials provided by the Investment

Adviser including, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for the Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge Performance Universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Funds for various time periods; (ii) information on the Funds’ advisory fees and other expenses and information compiled by Broadridge, as applicable, on the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”); (iii) to the extent applicable, information regarding the investment performance and fees for other mutual funds and separately managed accounts managed by the Investment Adviser or its affiliates with similar investment objective(s) and policies to those of the Funds, if any; (iv) an estimate of the profitability to the Investment Adviser from its relationship with the Funds for the twelve months ended December 31, 2017; (v) descriptions of various functions performed by the Investment Adviser for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Renewal Fund including, among other information, performance comparisons between the Funds and their Broadridge Performance Universe, total return investment performance, investment objective, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and management fee comparisons between each Renewal Fund and its Broadridge Expense Group and trends in profitability to the Investment Adviser of its advisory relationship with each Renewal Fund; and (viii) summaries assigning a quadrant placement to each Renewal Fund for an institutional and retail share class based on an average of certain measures of performance and fees/expenses versus peer group medians.

The Independent Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (cont’d)

were made separately in respect of each Renewal Fund. However, they also took into account the common interests of all series of the Trust in their review. The Independent Trustees also took into account that the Investment Adviser had proposed the continuation, modification, termination or adoption of certain advisory or administrative fee breakpoints, waivers or reductions for certain Funds. The Independent Trustees also considered the risk profiles of the Funds.

The Independent Trustees considered, among other matters, that the Investment Adviser provides or procures through third-party service providers most administrative services that are required by the Funds under a separate administration agreement (the “Administration Agreement”). These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, sub-transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Independent Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, sub-transfer agency and printing services) are, in the case of the Funds, paid for by the Investment Adviser out of its administrative fee. They also took into account that the Investment Adviser provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Adviser or such affiliates).

Performance Information

Fund-specific performance results for the Funds reviewed by the Independent Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees. With respect to all Funds, the Independent Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class shares of the Funds against their respective Broadridge Performance Universes for the one-, three-, five- and ten-year periods (to the extent each such Renewal Fund had been in existence), each ended June 30, 2018. Institutional Class performance relative to the median for each Renewal Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

For the AllianzGI Emerging Markets Opportunities Fund, performance was below median for the three- and ten-year periods (in the third and fourth quintiles, respectively) and above median for the one- and five-year periods. For the AllianzGI Focused Growth Fund, performance was above median for the one-, three-, five-, and ten-year periods. For the AllianzGI Global Natural Resources Fund, performance was below median for the one- and three-year periods (in the third and fourth quintiles, respectively) and above median for the five- and ten-year periods. For the AllianzGI Global Small-Cap Fund, performance was below median for the three-year period (in the fourth quintile) and above median for the one-, five- and ten-year periods. For the AllianzGI Health Sciences Fund, performance was below median for the one- and three-year periods (in the fifth and third quintiles, respectively). The AllianzGI Health Sciences Fund’s Institutional Class shares have less than five years of history; its Class A shares’ performance was below median for the five- and ten-year periods (each in the fourth quintile). For the AllianzGI Income & Growth Fund, performance was above median for the one-, three-, five-, and ten-year periods. For the AllianzGI Mid-Cap Fund, performance was below median for the one- and five-year periods (in the fifth and third quintiles, respectively) and above median for the three- and ten-year periods. For the AllianzGI NFJ Dividend Value Fund, performance was above median for the one-year period and below median for the three-, five-, and ten-year periods (in the fourth quintile for the three- and five-year periods and in the fifth quintile for the ten-year period). For the AllianzGI NFJ International Value Fund, performance was below median for the three-, five-, and ten-year periods (in the fifth quintile for each period) and was above median for the one-year period. For the AllianzGI NFJ Large-Cap Value Fund, performance was above median for the one-, three-, and five-year periods and below median (in the fourth quintile) for the ten-year period. For the AllianzGI NFJ Mid-Cap Value Fund, performance was below median for the one-year period (in the fifth quintile) and above median for the three-, five-, and ten-year periods. For the AllianzGI NFJ Small-Cap Value Fund, performance was below median for the one-, three-, five-, and ten-year periods (in the fifth quintile for the one-year period and in the fourth quintile for the three-, five-, and ten-year periods). For the AllianzGI Small-Cap Fund, performance was above median for the one- and three-year periods. For the AllianzGI Technology Fund, performance was below median for the three-year period (in the third quintile) and above median for the one-, five-, and ten-year periods.

In addition, the Independent Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board or by the Performance Committee of the Board).

As part of their review, the Independent Trustees examined the ability of the Investment Adviser to provide high-quality investment management and other services to the Funds. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Adviser, as well as the Investment Adviser’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Adviser and its affiliates, as applicable, responsible for portfolio

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management of the Funds; the ability of the Investment Adviser to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Adviser; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Adviser. In addition, the Independent Trustees reviewed the extent and quality of the Investment Adviser’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Adviser; the specific contractual obligations of the Investment Adviser pursuant to the Agreement; the nature, extent and quality of certain administrative services the Investment Adviser is responsible for providing to the Funds; the Investment Adviser’s risk management function; and conditions that might affect the ability of the Investment Adviser to provide high quality services to the Funds in the future under the Agreement, including, but not limited to, the organization’s financial condition and operational stability. Based on the foregoing, the Independent Trustees concluded that the Investment Adviser’s investment processes, research capabilities and philosophy were well-suited to each Renewal Fund given its investment objective and policies, that the Investment Adviser would be able to continue to meet any reasonably foreseeable obligations under each Agreement, and that the Investment Adviser would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Funds’ fees and expenses under the Agreement, the Independent Trustees considered, among other information, each Renewal Fund’s advisory fee and the Renewal Fund’s total expense ratio as a percentage of average daily net assets and the advisory fees and total expense ratios in comparison to such Fund’s Broadridge Expense Group. The Independent Trustees also noted certain advisory or administrative fee breakpoints, waivers or reductions for certain Funds that had been proposed by the Investment Adviser for continuation, modification, termination or adoption, and also noted any such preexisting waivers that were not being continued. The Independent Trustees also considered, among other items: (i) that the Funds pay a unitary administrative fee for non-advisory services, which differentiates the Funds from many in the industry, and (ii) current Fund asset levels as compared to prior years.

The Independent Trustees also considered information showing the contractual advisory fees charged by the Investment Adviser to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any. In comparing these fees, the Independent Trustees considered information provided by the Investment Adviser as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Adviser’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial risk in managing retail mutual funds; and the impact on the Investment Adviser and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separate accounts.

The Independent Trustees considered and evaluated the unitary administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Broadridge materials. The Independent Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Investment Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes).

The Trustees also considered, among other information, the Investment Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Investment Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing each Renewal Fund’s advisory fee, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class share classes) to the Funds’ respective Broadridge Expense Groups for the most recent fiscal year ended June 30, 2018. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Renewal Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Independent Trustees. The Funds’ fee and expense rankings are discussed below relative to the median of the applicable Broadridge Expense Groups. A Renewal Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Renewal Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Independent Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses the fifth quintile corresponding to high fees and expenses.

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (cont’d)

For the AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, and AllianzGI NFJ Small-Cap Value Fund, both the advisory fees and total expense ratios (taking fee waivers and/or breakpoints into account) were below the median for both the retail and institutional expense groups. For the AllianzGI Global Natural Resources Fund, advisory fees were at the median for the retail expense group and above median for the institutional expense group (ranked 6/8) and total expense ratios were above median for both the retail and institutional expense groups (in the fourth and third quintiles, respectively) (taking fee waivers and/or breakpoints into account in each case). For the AllianzGI Global Small-Cap Fund, advisory fees were at the median for the retail expense group and above median for the institutional expense group (ranked 4/6), and total expense ratios were above median for both the retail (ranked 4/5) and institutional expense group (in the third quintile) (taking fee waivers and/or breakpoints into account in each case). For the AllianzGI Health Sciences Fund, advisory fees were below median for the retail expense group and at the median for the institutional expense group, and total expense ratios were at the median for both the retail and institutional expense groups (taking fee waivers and/or breakpoints into account in each case). For the AllianzGI Income & Growth Fund, advisory fees were below median for both the retail expense group and the institutional expense group and total expense ratios were above median for both the retail and institutional expense groups (in the fifth and fourth quintiles, respectively) (taking fee waivers and/or breakpoints into account in each case). For the AllianzGI Small-Cap Fund, advisory fees were above median for the retail expense group (ranked 10/16) and below median for the institutional expense group and total expense ratios were below median for both the retail and institutional expense groups (taking fee waivers and/or breakpoints into account in each case). For the AllianzGI Technology Fund, advisory fees were above median for both the retail (ranked 7/10) and institutional expense groups (ranked 6/9) and total expense ratios were above median for both the retail and institutional expense groups (each in the fifth quintile) (taking fee waivers and/or breakpoints into account in each case).

The Independent Trustees considered the extent to which the Investment Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. The Independent Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the breakpoints and fee waiver and breakpoint arrangements observed by the Investment Adviser for applicable Funds. Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Adviser and its affiliates, such as reputational value derived from serving as Investment Adviser to the Funds. They also considered that the unitary administrative fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Investment Adviser, and that the Investment Adviser’s profitability likewise generally declines under the unitary administrative fee structure when Fund assets decline. The Independent Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies concerning administration services with Fund shareholders. The Independent Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Adviser has undertaken as investment adviser and sponsor of the Funds. The Independent Trustees also took into account that the Investment Adviser agreed to advisory and/or administrative fee waivers and/or breakpoints for certain Funds that would be effective as of November 1, 2018 through at least October 31, 2019.

The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees considered the overall profitability to the Adviser with respect to combined advisory and administrative fees, as well as profitability separately as to each of the advisory fees and administrative fees, each on a Fund-by-Fund basis. The Independent Trustees took into account, among other factors, that a revised methodology with respect to the allocation of the Adviser’s costs and expenses was used to estimate profitability from the Funds for the year ended December 31, 2017 from the methodology used to estimate profitability in prior years, as had been presented to and discussed with Committee during its meetings earlier in the year, which included input from the Funds’ independent auditors as to the reasonableness of the revised methodology. The Independent Trustees also reviewed estimates of the Funds’ profitability for the year ended December 31, 2016 using the new allocation methodology for comparative purposes. In addition, the Independent Trustees reviewed information regarding profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees concluded that the Adviser’s estimated pre-tax profitability for advisory services was not excessive or unreasonable, although it was sizeable for certain Funds, and that estimated pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, was sizeable for certain Funds, but generally not unreasonable under the circumstances. The Independent Trustees determined that the estimated profitability to the Adviser with respect to its relationship with each Renewal Fund did not, in any case, appear to be excessive.

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement, that

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they were satisfied with the Investment Adviser’s responses and on-going efforts relating to the investment performance of the Funds. The Independent Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Adviser and should be continued, taking into account the Investment Adviser’s agreement to observe waivers and/or breakpoints for certain Funds. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreement with respect to the Funds were in the interests of the applicable Funds and their shareholders, and determined to recommend that the continuance of the Agreement be approved by the full Board.

The Independent Trustees also considered the proposed continuance of the Administration Agreement between the Trust and AllianzGI U.S. for the Funds and determined to recommend the same for approval by the full Board.

The Independent Trustees also discussed the distribution arrangements and plans for the Funds and determined that there is a reasonable likelihood that the arrangements will continue to benefit the Funds and their shareholders, and to recommend the continuance of the same for approval by the full Board.

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Allianz Funds

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to: DST Asset Management Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968

Kansas City, MO 64121

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 730 investment professionals in 25 offices worldwide and managing $621 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of September 30, 2018.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2019. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005SA_123118

702390

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: February 28, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: February 28, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2019